     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 8, 2004.

                                                 SECURITIES ACT FILE NO. 33-
                                                 INVESTMENT COMPANY ACT FILE NO. 811-04889

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/
                PRE-EFFECTIVE AMENDMENT NO.                     / /
               POST-EFFECTIVE AMENDMENT NO.                     / /

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF      /X/
                            1940
                      AMENDMENT NO. 14                           /X/

                            H&Q HEALTHCARE INVESTORS
               (Exact Name of Registrant as Specified in Charter)

                          30 ROWES WHARF, FOURTH FLOOR
                             BOSTON, MA 02110-3328
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (617) 772-8500

                          DANIEL R. OMSTEAD, ENG.SCD.
                          30 ROWES WHARF, FOURTH FLOOR
                             BOSTON, MA 02110-3328
                    (Name and Address of Agent for Service)

                                   COPIES TO:
                            JOSEPH R. FLEMING, ESQ.
                                  Dechert LLP
                        200 Clarendon Street, 27th Floor
                             Boston, MA 02116-5021

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. /X/

It is proposed that this filing will become effective (check appropriate box)

/ / when declared effective pursuant to Section 8(c)

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                           PROPOSED MAXIMUM
        TITLE OF SECURITIES             AMOUNT BEING        OFFERING PRICE      PROPOSED MAXIMUM         AMOUNT OF
         BEING REGISTERED                REGISTERED           PER UNIT(1)        OFFERING PRICE      REGISTRATION FEE
Shares of Beneficial Interest
($.01 par value)...................       5,000,000             $20.72            $103,600,000          $13,126.12

(1) As calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended. Based on the average of the high and low prices reported on the New York Stock Exchange on April 5, 2004 (i.e., a specified date within 5 business days prior to the date of filing this registration statement).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

       SUBJECT TO COMPLETION--PRELIMINARY PROSPECTUS DATED APRIL 8, 2004

PROSPECTUS

                            H&Q HEALTHCARE INVESTORS

                                        SHARES
               ISSUABLE UPON EXERCISE OF NON-TRANSFERABLE RIGHTS
                          TO SUBSCRIBE FOR SUCH SHARES

                      NEW YORK STOCK EXCHANGE SYMBOL: HQH

                            ------------------------

H&Q Healthcare Investors is issuing non-transferable Rights to its Shareholders of record as of the close of business on May 26, 2004. These Rights will allow you to subscribe for one (1) Share of the Trust for each three (3) Rights held. You will receive one Right for each whole Share that you hold of record as of May 26, 2004, rounded up to the nearest number of Rights evenly divisible by three. The Rights will not be listed for trading on the New York Stock Exchange or any other exchange. You may also purchase Shares not acquired by other Shareholders subject to certain limitations and subject to allotment.

THE SUBSCRIPTION PRICE PER SHARE WILL BE 95% OF THE LOWER OF (A) THE VOLUME WEIGHTED AVERAGE SHARE PRICE OF A SHARE ON THE NYSE ON JUNE 21, 2004 AND THE FOUR PRECEDING BUSINESS DAYS OR (B) THE NET ASSET VALUE PER SHARE ON JUNE 21, 2004.

RIGHTS MAY BE EXERCISED AT ANY TIME UNTIL 5:00 P.M., EASTERN TIME, ON JUNE 18, 2004, UNLESS THE OFFER IS EXTENDED AS DISCUSSED IN THIS PROSPECTUS. Since the Offer closes before June 21, 2004, Shareholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights. For additional information regarding the Offer, please call The Altman Group, Inc. at (800) 870-0126.

The Trust is a diversified, closed-end management investment company whose shares of beneficial interest are listed and traded on the New York Stock Exchange under the symbol "HQH." The Trust's investment objective is to seek long-term capital appreciation by investing primarily in securities of companies in the healthcare industries ("Healthcare Companies"). The Trust will invest primarily in securities of companies that are believed by the Trust's investment adviser to have significant potential for above-average long-term growth in revenues and earnings. The Trust emphasizes investment in securities of emerging growth Healthcare Companies. The Trust may also invest up to 40% of its net assets in venture capital or other securities that are subject to legal or contractual restrictions as to resale. These types of securities may be acquired in connection with venture capital opportunities, as well as in private placements in public companies. The Trust may not be able to achieve its investment objective. FOR A DISCUSSION OF THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE TRUST, SEE "RISKS."

This Prospectus sets forth concisely the information about the Trust you should know before investing, including information about risks. You should read this Prospectus and retain it for future reference. A Statement of Additional Information dated May 26, 2004 (the "SAI") containing additional information about the Trust has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page 53 of this Prospectus, may be obtained without charge by contacting the Information Agent at
(800) 870-0126. The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains material incorporated by reference and other information regarding the Trust.

                            ------------------------

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                    ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                     ESTIMATED                            ESTIMATED PROCEEDS
                                                   SUBSCRIPTION           ESTIMATED        TO TRUST OR OTHER
                                                     PRICE(1)            SALES LOAD           PERSONS(2)
Per Share.....................................           $                  None                   $
Total Maximum.................................           $                  None                   $

                                                FOOTNOTES SET FORTH ON NEXT PAGE

May   , 2004

(CONTINUED FROM PREVIOUS PAGE)

------------------------

(1) Estimated on the basis of the volume weighted average share price of a Share on the NYSE on May 26, 2004 and the four preceding business days. The Trust may increase the number of Shares subject to subscription by up to 25% of
    the Shares offered hereby, or up to an additional       Shares, for an
    aggregate total of       Shares. If the Trust increases the number of Shares
    subject to subscription by 25%, the total maximum Estimated Subscription
    Price will be approximately $         and the total maximum Estimated
    Proceeds to the Trust will be approximately $         . No sales load will
    be charged by the Trust in connection with this Offer. However, Shareholders that choose to exercise their Rights through broker-dealers, banks and nominees may incur a servicing fee charged by such broker-dealer, bank or nominee.

(2) Before deduction of expenses related to the Offer incurred by the Trust,
    estimated at approximately $         .

    The Trust announced the Offer after the close of trading on the NYSE on
April   , 2004. The NAV at the close of business on April   , 2004 and May 26,
2004 was $      and $      , respectively, and the last reported sales price of
a Share on the NYSE on those dates was $      and $      , respectively.

    The Trust may increase the number of Shares subject to subscription by up to
25%, or up to an additional       Shares, for an aggregate total of
      Shares.

    As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over-Subscription Privilege described in the section of this Prospectus entitled "The Offer--Over-Subscription Privilege," will, upon the completion of the Offer, own a smaller proportional interest in the Trust than they owned before the Offer. The Offer will result in a dilution of NAV for all Shareholders, whether or not they exercise some or all of their Rights, because the Subscription Price per Share will be less than the then-current NAV. The amount of dilution might be significant. See "The Offer."

    The Trust's investment adviser is Hambrecht & Quist Capital Management, LLC. The employees of Trust's investment adviser and the Trustees and officers of the Trust may purchase Shares through the Primary Subscription and the Over-Subscription Privilege on the same terms as other Shareholders.

    Information about the Trust can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Call
(202) 942-8090 for information on the operation of the Public Reference Room. This information is also available in the Commission's Internet site at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, DC 20549-0102.

                               PROSPECTUS SUMMARY

    YOU SHOULD CONSIDER THE MATTERS DISCUSSED IN THIS SUMMARY BEFORE INVESTING IN THE TRUST THROUGH THE OFFER. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.

                                   THE OFFER


-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

                          H&Q Healthcare Investors (the "Trust") is issuing to its
The Offer                 shareholders of record ("Shareholders") as of the close of business on May 26, 2004 (the "Record Date") non-transferable
                          rights ("Rights") to subscribe for an aggregate of       shares
                          of beneficial interest ("Shares") of the Trust (the "Offer"). You will receive one (1) Right for each whole Share you held as of the Record Date, rounded up to the nearest number of Rights evenly divisible by three. You may subscribe for one Share for each three Rights you hold (the "Primary Subscription").
-------------------------------------------------------------------------------------------

Subscription Price        The subscription price per Share (the "Subscription Price") will be 95% of the lower of (a) the volume weighted average share prices of a Share on the New York Stock Exchange (the "NYSE") on
                          June 21, 2004 (the "Pricing Date") and the four preceding
                          business days or (b) the net asset value per Share (the "NAV") on the Pricing Date.
-------------------------------------------------------------------------------------------

Subscription Period       Rights may be exercised at any time during the subscription period (the "Subscription Period"), which starts on June 1, 2004 and ends at 5:00 p.m., Eastern time, on June 18, 2004 (the
                          "Expiration Date").
-------------------------------------------------------------------------------------------

                          The Trust may, at its discretion, issue up to an additional 25%
Over-Subscription         of the Shares in the Offer to honor over-subscription requests if
Privilege                 there are not enough Shares available from the Primary
                          Subscription to honor all over-subscription requests (the
                          "Over-Subscription Privilege"). If there are enough Shares left after the Primary Subscription, all over-subscriptions will be honored in full. If there are not enough Shares available to honor all over-subscriptions (after giving effect to any increase in the number of Shares to be offered), the available Shares will be allocated pro rata among those who over-subscribe based on the number of Rights originally issued to them by the Trust.
-------------------------------------------------------------------------------------------

                          Fractional Shares will not be issued upon the exercise of Rights.
Fractional Shares         In the case of shares held of record by a broker-dealer, bank or other financial intermediary (each, a "Nominee"), the number of
                          Rights issued to the Nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by each of the beneficial owners for whom it is the holder of record only if the Nominee provides to the Trust, on or before the close of business on June 11, 2004, a written representation of the number of Rights required for such rounding.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
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                          The Trust's investment adviser believes that increasing the
Purpose of the Offer      Trust's assets for investment through the Offer will benefit the
                          Trust and its Shareholders by allowing the Trust to take further advantage of available investment opportunities in securities of companies in the healthcare industries ("Healthcare Companies"), including investments in specialty and generic pharmaceuticals companies, medical devices, healthcare information services and other innovative medical technology companies. While there can be no assurance that any benefits will be realized, increasing the
                          Trust's investment assets through the Offer is intended to:

                          -    allow the Trust to increase its investments at a time when the Trust's investment adviser believes that securities of selected investments in the healthcare industries including specialty and generic pharmaceuticals companies, medical
                               devices, healthcare information services and other
                               innovative medical technology companies are positioned for price appreciation due to (i) demographic changes,
                               (ii) recent developments in the pharmaceutical,
                               biotechnology and medical technology industries relating to products that have or will extend or improve the quality of patient's lives, and (iii) the recent passage of a Medicare reform bill, to be implemented by 2006, which may result in dramatic growth in prescription volume;

                          -    increase the Trust's average investment size, giving the
                               Trust additional negotiating leverage and pricing influence over venture capital, private investments in public entities
                               (PIPEs) and other private equity investments and in the
                               public markets;

                          -    provide the Trust with the ability to make additional
                               investments without realizing capital gains on current
                               investments or otherwise selling current investments at an unfavorable time; and

                          -    reduce operating costs per Share.

                          The Offer allows you the opportunity to purchase additional
                          Shares of the Trust at a price that will be below market value and NAV at the Expiration Date. See "The Offer--Purpose of the
                          Offer."
-------------------------------------------------------------------------------------------

                          The Trust expects to invest the net proceeds of the Offer
Use of Proceeds           primarily in securities of Healthcare Companies, particularly investments in specialty and generic pharmaceuticals companies, medical devices, healthcare information services and other innovative medical technology companies. Any investments will be made in accordance with the Trust's investment objective and policies. Investment of the proceeds is expected to take up to six months from their receipt by the Trust, depending on market conditions and the availability of appropriate securities. See
                          "Use of Proceeds."
-------------------------------------------------------------------------------------------

Notice of NAV Decline     The Trust will suspend the Offer until it amends this Prospectus if, after the effective date of this Prospectus, the Trust's NAV declines more than 10% from its NAV as of that date. If that occurs, the Trust will notify you of the decline and permit you to cancel your exercise of your Rights.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

How to Obtain             -    Contact your broker, bank or trust company.
Subscription Information  -    Contact The Altman Group (the "Information Agent") toll-free at (800) 870-0126.
-------------------------------------------------------------------------------------------

How to Subscribe          You may subscribe in one of two ways:

                          -    Deliver a completed Exercise Form and payment to EquiServe
                               Trust Company (the "Subscription Agent") by the Expiration
                               Date.

                          -    If your Shares are held in a brokerage, bank or trust
                               account, have your broker, bank or trust company deliver a
                               Notice of Guaranteed Delivery to the Subscription Agent by
                               the Expiration Date.
-------------------------------------------------------------------------------------------

Tax Consequences          For Federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to
                          Shareholders. You will not realize a taxable loss if your Rights expire without being exercised. See "The Offer--Certain Federal
                          Income Tax Consequences of the Offer."
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

                          IMPORTANT DATES TO REMEMBER


------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

Record Date.................................................  May 26, 2004

Subscription Period.........................................  June 1--June 18, 2004*

Deadline for delivery of Exercise Form together with payment of Estimated Subscription...................................  June 18, 2004*

Price or for delivery of Notice of Guaranteed Delivery
Expiration Date.............................................  June 18, 2004*

Pricing Date................................................  June 21, 2004*

Deadline for payment of final Subscription Price pursuant to
Notice of Guaranteed Delivery...............................  June 23, 2004*

Confirmation Date to Registered Shareholders................  June 27, 2004*

For Registered Shareholder Purchases--deadline for payment
of unpaid balance if final Subscription Price is higher than
Estimated Subscription Price................................  June 30, 2004*
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

*   Unless the Offer is extended.

                                   THE TRUST


------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

The Trust                     The Trust is a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on October 31, 1986 and commenced operations on
                              April 22, 1987. As of May 26, 2004, the Trust had   Shares
                              outstanding. Shares of the Trust are traded on the NYSE
                              under the symbol "HQH." As of May 26, 2004, the Trust's NAV
                              was $         and the Trust's last reported share price of a
                              Share on the NYSE was $         .
------------------------------------------------------------------------------------------

Distributions                 The Trust intends to make quarterly distributions to its
                              Shareholders equal to 2.0% of the Trust's net asset value.
                              Net realized capital gains in excess of the total
                              distributed under this policy are generally included in the
                              December distribution. These quarterly distributions are
                              generally reinvested in additional Shares through the
                              Trust's Dividend Reinvestment Plan. The Trust's quarterly
                              distribution policy may be changed by the Board of Trustees without Shareholder approval.

                              The current distribution policy is to declare distributions in stock. Stock distributions will automatically be paid in newly-issued full Shares of the Trust plus cash in lieu of any fraction of a Share, unless otherwise instructed by the
                              Shareholder. If a Shareholder elects to receive a
                              distribution in cash, rather than in Shares, the
                              Shareholder's relative ownership in the Trust will be
                              reduced.

                              The first regular quarterly distribution to be paid on
                              Shares acquired upon exercise of Rights will be the first
                              quarterly distribution the record date for which occurs
                              after the issuance of the Shares. The Shares issued in the
                              Offer will not be entitled to the distribution to be
                              declared to Shareholders of record on       , 2004 which is
                              payable in June 2004.
------------------------------------------------------------------------------------------

General Investment            The Trust's investment objective is to seek long-term
Guidelines                    capital appreciation by investing primarily in securities of
                              Healthcare Companies. Under normal market conditions, the
                              Trust expects to invest at least 80% of its net assets in
                              securities of Healthcare Companies. This policy may not be changed without 60 days' prior notice to Shareholders. The
                              Trust will not have less than 25% of its net assets invested in Healthcare Companies. A company will be deemed to be a
                              Healthcare Company if, at the time the Trust makes an
                              investment in the company, 50% or more of such company's
                              sales, earnings or assets arise from or are dedicated to
                              healthcare products or services or medical technology
                              activities. The Trust may also invest in companies that do not satisfy the above criteria but that are expected by the
                              Investment Adviser to have 25% or more of sales, earnings or assets arising from or dedicated to such activities.
                              Investments in those types of companies will not exceed 20%
                              of the Trust's net assets at the time of investment. The
                              Investment Adviser determines, in its discretion, whether a company is a Healthcare Company. The Trust may also invest up to 20% of its net assets in the securities of foreign
                              issuers, expected to be located primarily in Western Europe,
                              Canada and Japan, and securities of United States ("U.S.")
                              issuers traded in foreign markets ("Foreign Securities").
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

Venture Capital Investments   The Trust emphasizes investment in securities of emerging
                              growth Healthcare Companies. These investments are often
                              venture capital investments. The Trust may invest up to 40%
                              of its net assets in securities subject to legal or
                              contractual restrictions as to resale ("Restricted
                              Securities") including venture capital investments. The
                              Trust's investments in Restricted Securities may include
                              "start-up," early and later stage financings of
                              privately-held companies and private placements in public
                              companies. See "Investment Objective and Policies."
------------------------------------------------------------------------------------------

Investment Adviser            Hambrecht & Quist Capital Management, LLC (the "Investment
                              Adviser") serves as investment adviser to the Trust. The
                              Investment Adviser also serves as investment adviser to H&Q
                              Life Sciences Investors ("HQL"), a closed-end management
                              investment company that invests in companies in the
                              healthcare industries. See "Management of the
                              Trust--Investment Adviser." The majority of the Trust's
                              Board of Trustees is unaffiliated with the Investment
                              Adviser; nevertheless, the Trust may be subject to certain potential conflicts of interest. See "Portfolio Transactions and Brokerage."
------------------------------------------------------------------------------------------

Portfolio Management          Currently Daniel R. Omstead, Eng.ScD., Christopher F.
                              Brinzey, M.B.A., Frank T. Gentile, Ph.D., Jason C. Akus,
                              M.D./M.B.A. and Michael S. Tung, M.D./M.B.A. are members of the team that makes investments on behalf of the Trust.
                              These members also perform other duties, including making
                              investment decisions on behalf of HQL. See "Management of
                              the Trust--Investment Adviser."
------------------------------------------------------------------------------------------

Compensation of Investment    For the services provided by the Investment Adviser under
Adviser                       the Advisory Agreement, the Trust pays a fee, computed and payable monthly, equal when annualized to (i) 2.5% of the
                              average net assets for the month of its venture capital and other Restricted Securities (as defined) up to 25% of net
                              assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the
                              average net assets for the next $250 million, 0.8% of the
                              average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate monthly fee may not exceed a rate when annualized of 1.375% (approximately
                              0.115% per month). Because the advisory fee is based on the average net assets of the Trust, and since the Offer is
                              expected to result in an increase in net assets, the
                              Investment Adviser will benefit from the Offer by an
                              increase in the dollar amount of the fee.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

    THIS PROSPECTUS CONTAINS CERTAIN STATEMENTS THAT MAY BE DEEMED TO BE "FORWARD-LOOKING STATEMENTS." ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF UNCERTAINTIES SET FORTH BELOW AND ELSEWHERE IN THE PROSPECTUS. SEE "RISKS" FOR A MORE COMPLETE DESCRIPTION OF RISKS THAT MAY BE ASSOCIATED WITH AN INVESTMENT IN THE TRUST.


------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

Dilution--Net Asset Value     The Offer will result in dilution.
and Non-Participation in the  Shareholders who do not fully exercise their Rights will
Offer                         experience dilution of NAV, dilution of a proportionate
                              ownership interest in the Trust, and dilution of voting
                              power. All Shareholders will experience an immediate
                              dilution of NAV, regardless of whether they exercise any or all of their Rights, because the Subscription Price will be less than the then-current NAV, and the number of Shares
                              outstanding after the Offer will increase by a greater
                              percentage than the increase in the size of the Trust's
                              assets. For example, if the assumed Subscription Price is
                              $         , representing a market price which is only 90% of
                              NAV, assuming that all Rights are exercised in the Primary
                              Subscription and no Shares are issued pursuant to the
                              Over-subscription Privilege, the Trust's NAV would be
                              reduced by approximately $         per Share or
                              approximately    % of NAV. The actual Subscription Price may
                              be greater or less than the Subscription Price assumed
                              above. The example assumes a net asset value per Share of
                              $         which is based on the Trust's NAV after the close
                              of trading on Wednesday, May 26, 2004.
------------------------------------------------------------------------------------------

Market Risk                   As with any investment company that invests in equity
                              securities, the Trust is subject to market risk--the
                              possibility that the prices of equity securities will
                              decline over short or extended periods of time. As a result, the value of an investment in the Trust's Shares will
                              fluctuate with the market. You could lose money over short or long periods of time.
------------------------------------------------------------------------------------------

Selection Risk                Different types of equity securities tend to shift into and out of favor with investors, depending on market and
                              economic conditions. The performance of funds that invest in healthcare industry equity securities may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.
------------------------------------------------------------------------------------------

Concentration in the          Under normal market conditions, the Trust expects to invest
Healthcare Industries         at least 80% of its net assets in securities of Healthcare
                              Companies. The Trust will not have less than 25% of its net assets invested in Healthcare Companies. As a result, the
                              Trust's portfolio may be more sensitive to, and possibly
                              more adversely affected by, regulatory, economic or
                              political factors or trends relating to the healthcare
                              industries than a portfolio of companies representing a
                              larger number of industries. As a result of its
                              concentration policy, the Trust's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investments.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

                              Healthcare Companies have in the past been characterized by limited product focus, rapidly changing technology and
                              extensive government regulation. In particular,
                              technological advances can render an existing product, which may account for a disproportionate share of a company's
                              revenue, obsolete. Obtaining governmental approval from
                              agencies such as the Food and Drug Administration (FDA) for new products can be lengthy, expensive and uncertain as to outcome. These factors may result in abrupt advances and
                              declines in the securities prices of particular companies
                              and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries.

                              Intense competition exists within and among certain
                              healthcare industries, including competition to obtain and sustain proprietary technology protection, including
                              patents, trademarks and other intellectual property rights, upon which Healthcare Companies can be highly dependent for maintenance of profit margins and market exclusivity. The
                              complex nature of the technologies involved can lead to
                              patent disputes, including litigation that could result in a company losing an exclusive right to a patent.

                              Cost containment measures implemented by the federal
                              government, state governments and the private sector have
                              adversely affected certain sectors of the healthcare
                              industries. The implementation of any such further cost
                              containment measures may have an adverse effect on some
                              companies in the healthcare industries.

                              Product development efforts by Healthcare Companies may not result in commercial products. Even after a product is
                              commercially released, governmental agencies may require
                              additional clinical trials or change the labeling
                              requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those Healthcare
                              Companies.

                              Certain Healthcare Companies in which the Trust may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceutical and medical device products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Trust has
                              invested.

                              All of these factors may cause the value of the Trust's
                              Shares to fluctuate significantly over relatively short
                              periods of time.
------------------------------------------------------------------------------------------

Investment in Emerging        The Trust emphasizes investment in equity securities of
Growth Companies              emerging growth Healthcare Companies. While these securities offer the opportunity for significant capital gains, these investments also involve a degree of risk that can result in substantial losses. There can be no assurance that
                              securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

Liquidity of Portfolio        The Trust may invest substantially all of its net assets in
Investments                   securities of emerging growth Healthcare Companies,
                              including venture capital and other private equity
                              investments, although the latter, if restricted, are limited to 40% of its net assets. Some of these securities are
                              traded in the over-the-counter market or on regional stock exchanges where the low trading volume of a particular
                              security may result in abrupt and erratic price movements.
                              An investment in such securities may have limited liquidity, and the Trust may find it necessary to sell at a discount
                              from recent prices or to sell over extended periods of time when disposing of such securities. Restricted Securities in which the Trust may invest cannot be sold except in a public offering registered under the Securities Act of 1933, as
                              amended (the "Securities Act"), pursuant to an exemption
                              from the Securities Act or in compliance with applicable
                              Securities and Exchange Commission (the "Commission")
                              regulations.
------------------------------------------------------------------------------------------

Valuation of Venture Capital  Since there is typically no readily available market value
Investments and Restricted    for the venture capital investments and some of the
Securities                    Restricted Securities in the Trust's portfolio, venture
                              capital investments and some Restricted Securities in the
                              Trust's Portfolio are valued substantially at fair value as determined in good faith by the Board of Trustees pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily
                              available market value, the fair value of the Trust's
                              investments determined in good faith by the Board of
                              Trustees, or in accordance with valuation procedures
                              approved by the Board of Trustees, may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be
                              material. There is no single standard for determining fair value in good faith. As a result, determining fair value
                              requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of
                              investments the Trust makes.

                              Some of the Trust's investments are subject to restrictions on resale and generally have no established trading market.
                              Because of the type of investments that the Trust makes and the nature of its business, the valuation process requires an analysis of various factors. The Trust's fair value
                              methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.
------------------------------------------------------------------------------------------

Foreign Securities            The Trust may invest up to 20% of its net assets in
                              securities of foreign issuers, expected to be located
                              primarily in Western Europe, Canada and Japan, and
                              securities of U.S. issuers traded in foreign markets.
                              Foreign Securities may be less liquid and have prices that are more volatile than securities of comparable U.S.
                              companies. An investment in Foreign Securities may also
                              involve currency risk.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

Key Personnel                 There may be only a limited number of securities
                              professionals who have comparable experience to that of the
                              Trust's existing portfolio management team in the area of
                              Healthcare Companies. If one or more of the team members
                              dies, resigns, retires or is otherwise unable to act on
                              behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.
------------------------------------------------------------------------------------------

Diversified Status            The Trust may from time to time concentrate its investments in a few issuers and take large positions in those issuers.
                              As a result, the Trust may be subject to a greater risk of loss than an investment company that diversifies its
                              investments more broadly. Taking larger positions is also
                              likely to increase the volatility of the Trust's net asset value reflecting fluctuation in the value of its large
                              holdings.
------------------------------------------------------------------------------------------

Discount to NAV               Market price risk is a risk separate and distinct from the risk that the Trust's net asset value will decrease.
                              Although the Trust's Shares have recently traded on the NYSE at a market price above their net asset value (a premium), the Trust's Shares have traded in the market below (a
                              discount), at and above net asset value since the
                              commencement of the Trust's operations. There can be no
                              assurance that the Trust's shares will trade at a premium in the future, or that any such premium is sustainable. The
                              Trust's Shares have traded at discounts of as much as
                              (30.90)% since the Trust commenced operations. In the year ended December 31, 2003, the Trust's Shares traded in the
                              market at an average discount to net asset value of
                              (10.32)%. As of April   , 2004, the [premium above/discount
                              to] net asset value was    %. The Trust cannot predict
                              whether the Shares will trade in the future at, above or
                              below their NAV.
------------------------------------------------------------------------------------------

Declaration of Trust          The Trust's Amended and Restated Declaration of Trust
                              ("Declaration of Trust"), dated April 21, 1987, presently
                              has provisions that could have the effect of limiting the
                              ability of other entities or persons to (1) acquire control of the Trust, (2) cause it to engage in certain
                              transactions, or (3) modify its structure. These provisions may be considered "anti-takeover" provisions.
------------------------------------------------------------------------------------------

Repurchase of Shares          You may dispose of your Shares on the NYSE or other markets on which the Shares may trade, but because the Trust is a
                              closed-end investment company, you do not have the right to redeem your Shares. At least once a year the Trustees
                              consider whether the Trust should repurchase its Shares in the open market or make a tender offer. Any repurchases will comply with the provisions of the Investment Company Act and
                              Massachusetts law that apply to open market transactions.
                              There is no assurance that any action undertaken to
                              repurchase Shares will result in the Shares trading at a
                              price which approximates net asset value. Repurchases of
                              Shares by the Trust would also decrease its total assets and may increase its expenses as a percentage of average net
                              assets as a result. The Trust's net income will be reduced by the amount of any interest owed on any borrowings made to finance any Share repurchase transactions. The Trust has no current plans to repurchase its Shares.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

Related Party Transactions    The majority of the Board will be unaffiliated with the
                              Investment Adviser; nevertheless, the Trust may be subject to certain potential conflicts of interest. Although the
                              Trust has no obligation to do so, it may place brokerage
                              orders with brokers who provide supplemental investment
                              research and market and statistical information about the
                              healthcare industries. In addition, other investment
                              companies advised by the Investment Adviser may concurrently invest with the Trust in Restricted Securities under certain conditions. The Investment Adviser may also provide
                              managerial assistance to issuers of securities in which the
                              Trust invests. The Trust also may invest, subject to
                              applicable law, in companies in which the principals of the
                              Investment Adviser or Trustees of the Trust have invested, or for which they serve as directors or executive officers.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

                                 TRUST EXPENSES

FEES AND EXPENSES

ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS
  ATTRIBUTABLE TO SHARES)
  Management Fee............................................       %

  Other Expenses(1).........................................       %
                                                                ---
  Total Annual Expenses(2)..................................       %
                                                                ===

------------------------

(1) "Other Expenses" have been estimated for the current fiscal year.

(2) The estimated       % expense ratio assumes that the Offer is fully
    subscribed, yielding estimated net proceeds of approximately $
    (assuming a Subscription Price of $      per Share) and that, as a result,
    based on the Trust's net assets attributable to Shareholders on May 26, 2004
    of $      , the net assets attributable to Shareholders would be $      .

    The purpose of the table above is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Trust. For more information regarding the management fees paid by the Trust, refer to the section of this Prospectus entitled "Management of the Trust--Investment Adviser."

HYPOTHETICAL EXAMPLE

    The following hypothetical example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Shares of the Trust. These amounts are based upon payment by the Trust of investment advisory fees and other expenses at the levels set forth in the table above.

    You would directly or indirectly pay the following expenses on a $1,000 investment in the Trust, assuming (i) all dividends and other distributions are reinvested at NAV, (ii) the market price at the time of investment was equal to the net asset value per share, (iii) the percentage amounts listed under Annual Expenses above remain the same in the years shown, and (iv) a 5% annual return:

1 YEAR   3 YEARS    5 YEARS    10 YEARS
------    ------     ------    -------
$         $          $         $

    See also Note (2) above for assumptions made in calculating the expenses in this hypothetical example. See "Financial Highlights" for the Trust's actual ratio of expenses to average net assets for the fiscal year ended September 30, 2003.

    The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulations of the Commission applicable to all investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust's Shares. For more complete descriptions of certain of the Trust's costs and expenses, see "Management of the Trust--Investment Adviser."

    THIS HYPOTHETICAL EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE TRUST'S ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                FINANCIAL HIGHLIGHTS AND INVESTMENT PERFORMANCE

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Trust's financial performance. Information is shown for the Trust's last ten fiscal years. Certain information reflects financial results from a single Trust share. The information for the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001 has been audited by PricewaterhouseCoopers LLP, independent accountants. The information included in the Trust's financial statements for the fiscal years ended September 30, 2000 and September 30, 1999 were audited by other independent accountants, whose reports expressed an unqualified opinion on those financial statements and financial highlights. The report of PricewaterhouseCoopers LLP, together with the financial statements of the Trust, are included in the Trust's
September 30, 2003 Annual Report, and are included elsewhere in this Prospectus.

                                                         FOR THE YEAR ENDED SEPTEMBER 30,
                                 ---------------------------------------------------------------------------------
                                     2003            2002(1)             2001              2000           1999
                                 ------------      ------------      ------------      ------------   ------------
Net asset value per share:
  Beginning of year............  $     18.160      $     27.350      $     46.147      $     21.771   $     16.711
                                 ------------      ------------      ------------      ------------   ------------
Net investment loss............  $     (0.231)(2)  $     (0.283)(2)  $     (0.195)(2)  $     (0.290)  $     (0.176)
Net realized and unrealized
  gain (loss) on investments...         3.871            (5.727)          (13.822)           28.131          5.596
Federal income taxes on
  retained long-term capital
  gains........................            --                --                --                --             --
                                 ------------      ------------      ------------      ------------   ------------
Total increase (decrease) from
  investment operations........  $      3.640      $     (6.010)     $    (14.017)     $     27.841   $      5.420
                                 ------------      ------------      ------------      ------------   ------------
Dilutive effect of sale of
  common stock and related
  expenses from rights
  offering.....................            --                --                --                --             --
                                 ------------      ------------      ------------      ------------   ------------
Capital gains distributions to
  shareholders.................  $     (2.170)     $     (3.180)     $     (4.780)     $     (3.465)  $     (0.360)
                                 ------------      ------------      ------------      ------------   ------------
Net asset value per share:
End of year....................  $     19.630      $     18.160      $     27.350      $     46.147   $     21.771
                                 ============      ============      ============      ============   ============
Per share market value:
End of year....................  $      17.66      $      14.10      $      21.74      $      36.19   $      16.31
Total investment return at
  market value.................         43.49%           (25.24)%          (27.23)%          151.66%         27.39%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year......  $286,754,854      $242,005,778      $329,373,206      $485,582,570   $209,519,627
Ratio of operating expenses to
  average net assets...........          1.65%             1.64%             1.42%             1.45%          1.46%
Ratio of net investment loss to
  average net assets...........         (1.27)%           (1.16)%           (0.62)%           (0.86)%        (0.91)%
Portfolio turnover rate........         32.80%            17.40%            16.17%            12.90%         24.88%
Number of shares outstanding at
  end of year..................    14,608,952        13,323,483        12,042,064        10,522,490      9,623,524

--------------------------

(1) The Trust adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.009, an increase in net realized and unrealized loss on investments per share of $.009 and a decrease in the ratio of net investment loss to average net assets from (1.20)% to (1.16)%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment loss per share has been computed using average shares outstanding.

                                                       FOR THE YEAR ENDED SEPTEMBER 30,
                                    -----------------------------------------------------------------------
                                        1998           1997           1996           1995          1994
                                    ------------   ------------   ------------   ------------   -----------
Net asset value per share:
Beginning of year.................  $     23.106   $     25.754   $     21.818   $     16.609   $    17.604
                                    ------------   ------------   ------------   ------------   -----------
Net investment loss...............  $     (0.217)  $     (0.224)  $     (0.331)  $     (0.228)  $    (0.199)
Net realized and unrealized gain
  (loss) on investments...........        (5.108)         4.524          5.487          5.437        (0.230)
Federal income taxes on retained
  long-term capital gains.........            --             --             --             --        (0.566)
                                    ------------   ------------   ------------   ------------   -----------
Total increase (decrease) from
  investment operations...........  $     (5.325)  $      4.300   $      5.156   $      5.209   $    (0.995)
                                    ------------   ------------   ------------   ------------   -----------
Dilutive effect of sale of common
  stock and related expenses from
  rights offering.................            --         (2.458)            --             --            --
                                    ------------   ------------   ------------   ------------   -----------
Capital gains distributions to
  shareholders....................  $     (1.070)  $     (4.490)  $     (1.220)            --            --
                                    ------------   ------------   ------------   ------------   -----------
Net asset value per share:
End of year.......................  $     16.711   $     23.106   $     25.754   $     21.818   $    16.609
                                    ============   ============   ============   ============   ===========
Per share market value:
End of year.......................  $      13.13   $      19.00   $      20.88   $      18.25   $     15.13
Total investment return at market
  value...........................        (26.05)%        14.01%         22.03%         20.66%       (17.69)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year.........  $157,976,073   $207,728,666   $147,552,505   $121,072,675   $92,169,061
Ratio of operating expenses to
  average net assets..............          1.46%          1.57%          1.62%          1.76%         1.74%
Ratio of net investment loss to
  average net assets..............         (1.11)%        (1.13)%        (1.44)%        (1.31)%       (1.13)%
Portfolio turnover rate...........         17.15%         17.47%         22.41%         22.81%        28.10%
Number of shares outstanding at
  end of year.....................     9,453,317      8,990,179      5,729,160      5,549,198     5,549,198

PORTFOLIO CHARACTERISTICS

    A substantial portion of the Trust's investment portfolio consists of venture capital and private equity investments. As of December 31, 2003, 23.3% of the Trust's assets were invested in Restricted Securities of 30 Healthcare Companies, two of which were publicly-traded. The Trust continues to value these two securities below current market prices as they remain restricted as to resale.

    From inception, the Trust has made 267 venture capital investments in 92 private companies and 15 private placements in public companies. There have been 45 initial public offerings and 11 acquisitions of restricted portfolio companies as of December 31, 2003.

    The following sets forth certain information with respect to the composition of the Trust's investment portfolio as of December 31, 2003.

                            H&Q HEALTHCARE INVESTORS

                       PORTFOLIO--AS OF DECEMBER 31, 2003

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         RESTRICTED  PUBLIC  TOTAL BAR
BIOPHARMACEUTICALS             0.0%   26.8%      26.8%
DRUG DELIVERY                  0.2%    3.0%       3.1%
DRUG DISCOVERY                 5.8%    3.0%       8.8%
EMERGING BIOPHARM.             5.5%   14.1%      19.6%
GENERICS                       0.0%    6.5%       6.5%
HEALTHCARE SERVICES            3.8%    3.3%       7.2%
DEVICES AND DIAGNOSTICS        8.1%    6.9%      15.0%
LIQUID ASSETS                  0.0%   13.1%      13.1%
                              23.3%   76.7%     100.0%

    The following table sets forth the Trust's ten largest holdings as a percentage of net assets as of December 31, 2003.

                        THE TRUST'S TEN LARGEST HOLDINGS
                           (AS OF DECEMBER 31, 2003)

                                                              % OF NET ASSETS
                                                              ---------------
Cubist Pharmaceuticals......................................        3.42%
Telik.......................................................        3.39%
Pfizer......................................................        3.23%
Celgene.....................................................        3.15%
Impax Laboratories..........................................        2.67%
IVAX........................................................        2.67%
MedImmune...................................................        2.42%
WebMD.......................................................        2.32%
Adolor......................................................        2.13%
Gilead Sciences.............................................        2.13%
                                                                   -----
    Total:..................................................       27.53%
                                                                   =====

SHARE PRICE AND NAV

    The Trust's Shares are publicly-held and have been listed and are trading on the NYSE. The following table sets forth for the quarters indicated the high and low closing prices per Share on the NYSE, the corresponding NAV, the percentage premium or discount at such closing prices, and the number of Shares traded. The NAV as of the close of business on May 26, 2004 was $ and the last reported
sales price of a Share that day was $      .

                               MARKET    CORRESPONDING                    MARKET    CORRESPONDING
          QUARTER             PRICE(1)     NET ASSET       PREMIUM/      PRICE(1)     NET ASSET       PREMIUM/       TRADING
           ENDING               HIGH       VALUE(2)      (DISCOUNT)(2)     LOW        VALUE(2)      (DISCOUNT)(2)    VOLUME
----------------------------  --------   -------------   -------------   --------   -------------   -------------   ---------
Fiscal 2002
  Dec. 31...................   $26.48       $30.90           (14.30)%     $21.50       $27.33           (21.33)%    1,784,000
  Mar. 31...................    25.63        29.91           (14.31)       22.00        25.38           (13.32)     1,628,000
  June 30...................    22.02        25.56           (13.85)       16.45        20.05           (17.96)     1,880,000
  Sept. 30..................    16.40        19.62           (16.41)       13.80        17.78           (22.38)     2,300,000
Fiscal 2003
  Dec. 31...................    16.05        19.28           (16.75)       13.10        17.40           (24.71)     2,531,000
  Mar. 31...................    15.70        17.33            (9.41)       13.08        15.84           (17.42)     3,862,000
  June 30...................    18.24        19.81            (7.93)       14.52        16.76           (13.37)     1,803,000
  Sept. 30..................    18.63        20.94           (11.03)       17.14        18.84            (9.02)     2,414,000
Fiscal 2004
  Dec. 31...................    18.91        20.16            (6.20)       17.83        19.37            (7.95)     1,624,000
  Mar. 31...................    21.53        21.15             1.80        18.56        19.73            (5.93)     2,075,000

--------------------------

(1) As reported by the NYSE.

(2) Based on the Trust's computations, on the day that the high or low market price was recorded.

    Shares of the Trust have frequently traded at a discount to NAV but have occasionally traded at a premium to NAV. There can be no assurance that Shares will trade at premium to NAV in the future. Certain features of and steps taken by the Trust may have tended to reduce the discount from net asset value at which its Shares might otherwise have traded, although the Trust is not able to determine what effect, if any, these various features and steps may have had. The Trust's current 2% distribution policy (see "Dividends and Distributions"), begun in May 1999, may have contributed to this effect. This trend may also have resulted in whole or in part from other factors, such as the Trust's investment performance and the performance of the healthcare industry generally.

INVESTMENT PERFORMANCE

    The table below presents average annual total returns of the Trust's Shares on two separate bases. The first column presents the Trust's market value return, which is the average annual rate of return, based on the Trust's market value, on an amount invested in the Trust from the beginning to the end of the stated period and assumes reinvestment of net investment income dividends and capital gains distributions. This figure reflects the actual experience of a Shareholder, before commission costs, who bought and sold Shares of the Trust at the beginning and ending dates. The second column features the NAV return, which presents the same information, but values the Trust at NAV rather than market value.

    The record of the AMEX Biotech Index has been included so that the Trust's results may be compared with an unmanaged equal-dollar weighted index designed to measure the performance of a cross-section of core issuers in the biotechnology industry. The record of the Russell 2000 has been included so that the Trust's results may be compared with an unmanaged index reflecting the performance of the 2,000 smallest companies in the Russell 3000 Index (which in turn represents the 3,000 largest U.S. companies based on total market capitalization). The record of the NASDAQ Industrials has been included so that the Trust's results may be compared with an unmanaged, market value-weighted index reflecting all Nasdaq National Market System issues classified as industrial based on Standard Industrial Classification codes relative to a company's major source of revenue. The record of the Dow Jones Industrial Average has been included so that the Trust's results may be compared with an unmanaged, market value-weighted index composed of 30 large "blue-chip" industrial stocks. The figures for each index assume reinvestment of dividends. It is not possible to invest directly in any index.

H&Q HEALTHCARE INVESTORS ANNUALIZED RETURNS
  (FOR PERIODS ENDING DECEMBER 31, 2003)

                                                           AMEX                                DOW JONES
                                     HQH        HQH      BIOTECH    RUSSELL       NASDAQ       INDUSTRIAL
                                   STOCK**      NAV*     INDEX**     2000**    INDUSTRIALS**   AVERAGE**
                                   --------   --------   --------   --------   -------------   ----------
1 YEAR..........................     46.33%     23.99%     44.91%     45.37%        55.74%         25.32%
3 YEARS.........................      2.99%     -7.55%     -8.24%      4.82%         2.64%         -1.04%
5 YEARS.........................     18.83%     13.27%     21.50%      5.71%         4.22%          2.63%
10 YEARS........................     11.52%     10.51%     15.52%      7.97%         7.12%         10.78%

------------------------

*   Source: Lipper Closed-End Equity Funds Analysis

** Source: Factset, Total Annualized Compounded Return, dividends reinvested on ex-date

    THE ABOVE RESULTS REPRESENT PAST PERFORMANCE AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUTURE PERFORMANCE. The information is provided for purposes of presenting an historical perspective of the Trust. The investment return and net asset and market prices will fluctuate, so that Shares may be worth more or less than their original cost when sold.

                                   THE OFFER

TERMS OF THE OFFER

    The Trust is issuing to its Shareholders non-transferable Rights to
subscribe for an aggregate of       Shares. The Trust may increase the number of
Shares subject to subscription by up to 25% of the Shares, for an aggregate
total of       Shares. Shareholders will receive one non-transferable Right for each Share held as of the Record Date, rounded up to the nearest number of Rights evenly divisible by three. The Rights entitle a Shareholder to acquire, at the Subscription Price, one Share for each three Rights held. If you exercise all of the Rights issued to you, you may subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription.

    Rights may be exercised at any time during the Subscription Period, which commences on June 1, 2004 and ends at 5:00 p.m., Eastern time, on June 18, 2004, unless extended by the Trust (such date, as it may be extended, is referred to in this Prospectus as the "Expiration Date").

    Fractional Shares will not be issued upon the exercise of Rights. In the case of shares held of record by a broker-dealer, bank or other financial intermediary (each, a "Nominee"), the number of Rights issued to such Nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by each of the beneficial owners for whom it is the holder of record only if the Nominee provides to the Trust, on or before the close of business on June 11, 2004, a written representation of the number of Rights required for such rounding.

    The Rights are non-transferable. Therefore, only the underlying Shares will be listed for trading on the NYSE or any other exchange.

    For purposes of determining the number of Shares a Shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co., Inc. ("Cede"), nominee for the Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege."

    The Subscription Price will be 95% of the lower of (i) the volume weighted average share price of a Share on the NYSE on June 21, 2004 (the "Pricing Date") and the four preceding business days or (ii) the net asset value ("NAV") of a Share on the Pricing Date. Since the time of the close of the Offer on the Expiration Date is before the Pricing Date, Shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

    The Rights will be evidenced by Exercise Forms which will be mailed to Shareholders. You may exercise your Rights by completing an Exercise Form and delivering it, together with payment by means of (i) a check or money order or
(ii) a Notice of Guaranteed Delivery to the Subscription Agent during the Subscription Period. The methods by which Rights may be exercised and Shares paid for are set forth below in "Exercise of Rights" and "Payment for Shares."

PURPOSE OF THE OFFER

    The Board of Trustees of the Trust (the "Board") has determined that it is in the best interests of the Trust and its Shareholders to increase the assets of the Trust available for investment through the Offer, so that the Trust will be in a better position to more fully take advantage of available investment opportunities in Healthcare Companies, including investments in specialty and generic pharmaceuticals companies, medical devices, healthcare information services and other innovative medical technology companies. The Board was informed by the Investment Adviser that many high quality venture capital investment opportunities are available, and that Shareholders could potentially realize significant benefits from increased investment in both venture capital securities and publicly-traded Healthcare Companies. The Board also reviewed data suggesting that increased asset size could favorably affect the Trust's expense ratio since the additional assets raised in the Offer were expected to allow the Trust to reach a breakpoint in the investment advisory fee and spread fixed costs over a larger number of Shares. The Board unanimously approved the Offer and concluded that increasing the assets of the Trust through the Offer would be beneficial to the Trust and its Shareholders. However, there can be no assurance that the anticipated benefits discussed herein will occur as a result of increasing the assets of the Trust through the Offer.

    In determining that the initiation of the Offer and the proposed terms of the Offer were in the best interest of Shareholders, the Board considered a variety of factors, including those set forth below:

    RECENT DEVELOPMENTS IN CERTAIN HEALTHCARE SECTORS. Demographic changes continue to create new medical opportunities. It is estimated that by the year 2010 over 13.4% of the U.S. population will be 65 or older vs. 12.9% in 2002. This segment of the U.S. population consumes three to four times the healthcare goods and services as the rest of the U.S. population. The Investment Adviser expects that this will drive an increase in all types of medical products, from drugs to orthopedic procedures. Furthermore, the Managed Care Institute expects this trend to drive Medicare enrollment from 40 million enrollees to an estimated 75-77 million by the year 2030. The Investment Adviser believes that this trend will dramatically increase the demand for new healthcare services and technologies.

    In addition, recent developments in the pharmaceutical, biotechnology, and medical technology industries have produced a series of products that the Investment Adviser believes have extended or improved, or will extend or improve, the quality of patients' lives, and as a result are expected to be commercially successful. As of March 2004, more than 406 therapeutic products to treat a variety of diseases or conditions have completed human clinical trials and are awaiting FDA marketing approval.

There are approximately 1,125 products in late stage (Phase III) human clinical trials, and 9,428 products are in earlier stage trials and pre-clinical development. The last five years have seen the commercialization of products that have made incredible advances in treating cancer, rheumatoid arthritis, erectile dysfunction, psoriasis, multiple sclerosis and depression. In the next five years, the Investment Adviser anticipates approval of other novel products which will have a comparable impact in treating such conditions as sleep disorders, obesity, cardiovascular disease, cancer, and chronic and acute pain.

    The Investment Adviser also believes that the recent passage of a Medicare reform bill, to be implemented by 2006, will dramatically alter the healthcare landscape. Under this bill, it is estimated that at least 10 million people will gain new coverage of a prescription drug benefit. The Investment Adviser believes that there will be a dramatic growth in prescription volume resulting from passage of the Medicare bill.

    Based on these trends and events, the Investment Adviser continues to believe there are outstanding opportunities for investment in healthcare and biotechnology related companies. In addition to the companies and products in which the Trust has already invested, the Investment Adviser sees great promise from several developing trends. Among others, the Investment Adviser sees tremendous potential in the areas of (1) generic pharmaceuticals, (2) specialty pharmaceuticals, (3) disease management, (4) novel medical devices, (5) novel drugs derived from known and novel targets and (6) products which will benefit from impending changes in the regulatory landscape. The Trust intends to use the net proceeds from the Offer to capitalize on such investment opportunities.

    A benefit to Shareholders from the Offer is expected to be the Trust's ability to incrementally invest in additional companies on the forefront of these developing trends. Completion of the Offer is expected to allow the Trust to continue to invest in and/or own securities of companies in which it has already invested and still take advantage of these developing trends. Without completing the proposed offering, the Trust may have to choose between maintaining some of its existing investments and investing in companies which will take advantage of developing trends.

    INCREASED INVESTMENT SIZE. The Investment Adviser believes that larger investments by the Trust provide additional negotiating leverage and pricing influence over venture capital, private investments in public entities (PIPEs), and other private equity investments and in the public markets. With an increased asset base through the Offer, the Trust may be able to make investments of the size necessary to achieve more favorable investment terms.

    ADDITIONAL INVESTMENTS. In order to take advantage of new investment opportunities in the healthcare industries without the Offer, the Trust would be required to sell a portion of its existing investments which would result in transaction costs and may result in a realization of significant capital gains or otherwise take place at a time when the investment sold may not have fully achieved the Trust's investment objective for it. The Offer provides the Trust with the ability to both capitalize on new investment opportunities and maintain its investment in existing assets.

    OPPORTUNITY TO PURCHASE BELOW MARKET PRICE AND NAV. The Offer affords existing Shareholders the opportunity to purchase additional Shares at a price that will be below market value and NAV at the Expiration Date. However, Shareholders who do not fully exercise their Rights will own, upon completion of the Offer, a smaller proportional interest in the Trust than they owned before the Offer. The Board of Trustees took this into account in adopting the Subscription Price formula applicable to the Offer and selecting the ratio of Rights offered relative to the number of Shares held on the Record Date. See "The Offer" and "Risks."

    REDUCTION IN OPERATING COSTS PER SHARE. The Board was advised by the Investment Adviser that the Trust could potentially achieve additional economies of scale as a result of an increase in the Trust's total assets. The Investment Adviser believes that the increase in assets from the Offer will reduce the

Trust's expenses as a percentage of average net assets per Share because the Trust is expected to reach a breakpoint in the investment advisory fee if the Offer is fully subscribed and fixed costs would be spread over a greater number of Shares.

    The Trust's Board of Trustees voted unanimously to approve the terms of the Offer. One of the Trust's Trustees who voted to authorize the Offer is affiliated with the Investment Adviser and, therefore, could benefit indirectly from the Offer. The other six Trustees are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Investment Adviser may also benefit from the Offer because its fee is based on the net assets of the Trust. See "Management of the Trust--Investment Adviser." It is not possible to state precisely the amount of additional compensation the Investment Adviser might receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value.

    The Trust may, in the future, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to this Offer. Any such future rights offerings will be made in accordance with the then applicable requirements of the Investment Company Act and the Securities Act.

    There can be no assurance that the Trust or its Shareholders will achieve any of the foregoing objectives or benefits through the Offer.

OVER-SUBSCRIPTION PRIVILEGE

    If some Shareholders do not exercise all of the Rights initially issued to them in the Primary Subscription, such Shares which have not been subscribed for will be offered, by means of the Over-Subscription Privilege, to Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Shareholders who exercise all the Rights initially issued to them will be asked to indicate, on the Exercise Form which they submit with respect to the exercise of the Rights, how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. The Trust may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions. If sufficient Shares remain, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions (after giving effect to any increase in the number of Shares to be offered), the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Trust, so that the number of Shares issued to Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them in the Trust on the Record Date. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis. The Over-Subscription Privilege may result in additional dilution of interest and voting rights to Shareholders, and additional reduction in the Trust's NAV per share.

    The Trustees and officers of the Trust and employees of the Investment Adviser may purchase Share's in the Offer and pursuant to the Over-Subscription Privilege. Any such purchases will be made on the same terms applicable to other Shareholders.

THE SUBSCRIPTION PRICE

    The Subscription Price per Share will be 95% of the lower of (a) the volume weighted average share price of a Share on the NYSE on June 21, 2004 and the four preceding business days OR (b) the NAV as of the Pricing Date.

    The Trust announced the Offer after the close of trading on the NYSE on
April   , 2004. The NAV at the close of business on April   , 2004 and May 26,
2004 was $      and $      , respectively, and the last reported share price of
a Share on the NYSE on those dates was $      and $      , respectively. Since
the Expiration Date occurs before the Pricing Date, Shareholders who decide to acquire Shares on the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the purchase price for such Shares when they make such decision. Information about the Trust's NAV may be obtained by calling
(800) 451-2597.

EXPIRATION OF THE OFFER

    Rights will expire at 5:00 p.m., Eastern time, on the Expiration Date and thereafter may not be exercised, unless the Offer is extended.

    Any extension, termination, or amendment will be followed as promptly as practical by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. The Trust will not, unless otherwise obligated by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Trust deems appropriate.

SUBSCRIPTION AGENT

    The Subscription Agent is EquiServe Trust Company, 66 Brooks Drive, Braintree, MA 02184, which will receive, for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be $30,000, which includes reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Trust's Transfer Agent and Registrar with respect to the Shares. SIGNED EXERCISE FORMS SHOULD BE SENT TO EQUISERVE TRUST COMPANY, by one of the methods described below:

          SUBSCRIPTION CERTIFICATE
               DELIVERY METHOD                                    ADDRESS
---------------------------------------------  ---------------------------------------------
By First Class Mail..........................  EquiServe Trust Company
                                               Corporate Reorganization
                                               P.O. Box 859208
                                               Braintree, MA 02185

By Hand......................................  EquiServe Trust Company
                                               c/o Securities Transfer & Reporting
                                               100 Williams Street, 3rd Floor
                                               New York, NY 10038

By Overnight Courier or Express Mail.........  EquiServe Trust Company
                                               161 Baystate Drive
                                               Braintree, MA 02184

By Broker-Dealer or other Nominee ...........  Shareholders whose Shares are held in a
(Notice of Guaranteed Delivery)                brokerage, bank or trust account may contact
                                               their broker or other nominee and instruct
                                               them to submit a Notice of Guaranteed
                                               Delivery and Payment on their behalf.

DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID
                                   DELIVERY.

INFORMATION AGENT

    Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                             The Altman Group, Inc.
                            1275 Valley Brook Avenue
                          Lyndhurst, New Jersey 07071
                           Toll Free: (800) 870-0126

    You may also call the Trust at (617) 772-8500 or contact your bank, broker or other nominee for information with respect to the Offer.

    The Information Agent will receive a fee estimated to be approximately $7,500, which includes reimbursement for all out-of-pocket expenses related to its services as Information Agent.

EXERCISE OF RIGHTS

    Rights may be exercised by completing and signing the reverse side of the Exercise Form which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Exercise Form to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Completed Exercise Forms and related payments must be received by the Subscription Agent before 5:00 p.m., Eastern time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth above. A Shareholder who exercises Rights pursuant to the Primary Subscription is hereinafter referred to as an "Exercising Shareholder." Rights may also be exercised through an Exercising Shareholder's broker, who may charge such Exercising Shareholder a servicing fee.

    Shareholders for whom there is not a current address ("stop mail" accounts) will not be mailed this Prospectus or other subscription materials.

    EXERCISING SHAREHOLDERS WHO ARE RECORD OWNERS. Exercising Shareholders may choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the Exercise Form and payment after the Expiration Date.

    INVESTORS WHOSE SHARES ARE HELD BY A BROKER-DEALER OR OTHER
NOMINEE. Exercising Shareholders whose Shares are held by a nominee such as a broker-dealer, bank or trust company must contact the nominee to exercise their Rights. In that case, the nominee will complete the Exercise Form on behalf of the Exercising Shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

    NOMINEES. Nominees who hold Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the nominee should complete the Exercise Form and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

    All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Trust, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Trust reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Trust's counsel, be unlawful. The Trust also reserves the right to waive any irregularities or conditions, and the Trust's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time as the Trust shall determine unless waived. Neither the Trust nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

PAYMENT FOR SHARES

    You may exercise your Rights and pay for Shares subscribed for pursuant to the Primary Subscription and Over-Subscription Privilege in one of the following ways:

    (1) DELIVER EXERCISE FORM AND PAYMENT TO THE SUBSCRIPTION AGENT BY THE EXPIRATION DATE:

    Exercising Shareholders may deliver to the Subscription Agent at any of the offices set forth above on page 20 (i) a completed and executed Exercise Form indicating the number of Rights they have been issued and the number of Shares they are acquiring pursuant to the Primary Subscription, as well as the number of any additional Shares they would like to subscribe for under the Over-Subscription Privilege and (ii) payment for all such ordered Shares based
on the Estimated Subscription Price of $      per Share, both no later than
5:00 p.m., Eastern time, on the Expiration Date.

    The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest bearing account of the Trust (the interest from which will belong to the Trust) pending proration and distribution of Shares.

    A PAYMENT PURSUANT TO THIS METHOD (1) MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE U.S., (2) MUST BE PAYABLE TO "H&Q HEALTHCARE INVESTORS" AND (3) MUST ACCOMPANY AN EXECUTED EXERCISE FORM FOR SUCH SUBSCRIPTION TO BE ACCEPTED. THIRD (OR MULTIPLE) PARTY CHECKS WILL NOT BE ACCEPTED.

    (2) CONTACT YOUR BROKER, BANK OR TRUST COMPANY TO DELIVER NOTICE OF GUARANTEED DELIVERY TO THE SUBSCRIPTION AGENT BY THE EXPIRATION DATE:

    Exercising Shareholders may request a NYSE or National Association of Securities Dealers, Inc. member, bank or trust company (each a "nominee") to execute a Notice of Guaranteed Delivery (or equivalent electronic information) and deliver it, by facsimile or otherwise, to the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date indicating (i) the number of Rights they wish to exercise, the number of Primary Subscription Shares they wish to acquire, and the number of Over-Subscription Privilege Shares for which they wish to subscribe and (ii) guaranteeing delivery of payment and a completed Exercise Form from such Exercising Shareholder by June 23, 2004. You must arrange for payment to the nominee, who will in turn submit the Exercise Form and payment on your behalf by June 18, 2004. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless the completed Exercise Form is received by the Subscription Agent by the close of business on June 23, 2004 and full payment for the Shares is received by it by the close of business on June 30, 2004.

    On June 27, 2004 (the "Confirmation Date"), the Subscription Agent will send a confirmation to each Exercising Shareholder (or, if the Shares are held by a depository or other nominee, to such depository or other nominee), showing
(i) the number of Shares acquired pursuant to the Primary Subscription,
(ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares, and
(iv) any additional amount payable by such Exercising Shareholder to the Trust or any excess to be refunded by the Trust to such Exercising Shareholder in each case based upon the final Subscription Price. Any additional payment required from an Exercising Shareholder must be received by the Subscription Agent by June 30, 2004 (the "Final Payment Date"). Any excess payment to be refunded by the Trust to an Exercising Shareholder will be mailed by the Subscription Agent to the holder as promptly as practicable after the Final Payment Date. In the case of any Shareholder who exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to the Shareholder will be applied by the Trust toward payment for additional Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a Shareholder must be received by the Subscription Agent by the close of business on June 30, 2004. Any excess payment to be refunded by the Trust to a Shareholder will be mailed by the Subscription Agent to such Shareholder as promptly as possible within ten (10) business days after the Confirmation Date. All payments by a Shareholder must be made in United States dollars by money order or check drawn on a bank located in the United States of America and payable to H&Q HEALTHCARE INVESTORS.

    Issuance and delivery of certificates for the Shares purchased are subject to actual collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

    If an Exercising Shareholder does not make payment of any additional amounts due by June 28, 2004, the Trust reserves the right to take any or all of the following actions: (i) apply any payment received by it toward the purchase of the greatest whole number of Shares which could be acquired by such Exercising Shareholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege based on the amount of such payment; (ii) allocate the Shares subject to subscription rights to one or more other Shareholders; (iii) sell all or a portion of the Shares deliverable upon exercise of subscription rights on the open market and apply the proceeds thereof to the amount owed; and/or
(iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

    AN EXERCISING SHAREHOLDER WILL NOT HAVE THE RIGHT TO CANCEL THE EXERCISE OF RIGHTS OR RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT, EITHER BY MEANS OF A NOTICE OF GUARANTEED DELIVERY OR A CHECK OR MONEY ORDER, EXCEPT AS DESCRIBED UNDER "THE OFFER--NOTICE OF NAV DECLINE."

    The risk of delivery of subscription forms and payments to the Subscription Agent will be borne by the Exercising Shareholder and not the Trust, the Subscription Agent or the Information Agent. If the mail is used to exercise Rights, it is recommended that such Exercise Forms and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Trust and clearance of payment before 5:00 p.m., Eastern time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear and may, at the discretion of the Trust, not be accepted if not cleared before the Expiration Date, you are strongly encouraged to pay, or arrange for payment, by means of certified or bank cashier's check.

NOTICE OF NAV DECLINE

    The Trust will suspend the Offer until it amends this Prospectus if, after the effective date of this Prospectus, the Trust's NAV declines more than 10% from its NAV as of that date. In such event, the Trust will notify you of any such decline and thereby permit you to cancel your exercise of your Rights.

DELIVERY OF SHARE CERTIFICATES

    Registered Shareholders who are participants in the Trust's Dividend Reinvestment Plan (the "Plan") will have any Shares that they acquire pursuant to the Offer credited to their Shareholder dividend reinvestment accounts in the Plan. Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares that they acquire pursuant to the Offer credited to the account of Cede or such other depository or nominee. With respect to all other Shareholders, certificates for all Shares acquired pursuant to the

Offer will be mailed after payment for all the Shares subscribed for has cleared, which clearance may take up to 15 days from the date of receipt of the payment.

EMPLOYEE PLAN CONSIDERATIONS

    Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), and plans that are subject to Code
Section 4975, such as profit sharing/retirement plans for self-employed individuals and Individual Retirement Accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to the Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) to exercise Rights would be treated as Retirement Plan contributions and therefore, when taken together with contributions previously made, may be treated as excess or nondeductible contributions and may be subject to excise taxes. In the case of Retirement Plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), additional cash contributions could cause violations of the maximum contribution limitations of
Section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, such as a reallocation from another investment option or other liquidation of assets, with which to exercise the Rights. Because the rules governing Retirement Plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel before such exercise.

    Retirement Plans and other tax exempt entities should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used will be treated as a distribution to the IRA depositor.

    ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transactions rules that may affect the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

    The following discussion summarizes the principal federal income tax consequences of the Offer to Shareholders and Exercising Shareholders. It is based upon the Code, U.S. Treasury regulations, Internal Revenue Service rulings and policies and judicial decisions in effect on the date of this Prospectus. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular Shareholder because of his individual circumstances or to Shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities, foreign corporations, and persons who are not citizens or residents of the U.S.), and it does not address any state, local or foreign tax consequences. Accordingly, each Shareholder should consult his or her own tax advisor as to the specific tax consequences of the Offer to him or her. Each Shareholder should also review the discussion of certain tax considerations affecting the Trust and Shareholders set forth under "Taxation" below.

    For federal income tax purposes, neither the receipt nor the exercise of the Rights by Shareholders will result in taxable income to those Shareholders, and no loss will be realized if the Rights expire without exercise.

    A Shareholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. A Shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Shareholder's basis in the Right, if any, and the Subscription Price per Share. The Shareholder's basis in the Right will be zero unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value on such date of the Shares with respect to which the Right was distributed, or (ii) the Shareholder elects, on its federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of such Shares to the Right. If either of clauses (i) and (ii) is applicable, then if the Right is exercised, the Exercising Shareholder will allocate its basis in the Shares with respect to which the Right was distributed between such Shares and the Right in proportion to the fair market values of each on the date of distribution. A Shareholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be a capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be a long-term capital gain or loss if the Share was held at the time of sale for more than one year.

    The foregoing is only a summary of the applicable federal income tax laws presently in effect and does not include any state or local tax consequences of the Offer. Moreover, the foregoing does not address the many factors that may determine whether an investor will be liable for the federal alternative minimum tax. You should consult your own tax advisor concerning the tax consequences of this transaction.

SPECIAL CONSIDERATIONS

    Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Trust than would otherwise be the case if they exercised their Rights. The Trust cannot determine the extent of this dilution at this time because it does not know what proportion of the Trust's Shares will be purchased as a result of the Offer.

    Shareholders may experience dilution in their holdings because they will indirectly bear the expenses of the Offer. Further, Shareholders that do not submit subscription requests pursuant to the Over-Subscription Privilege may also experience dilution in their holdings if the Trust offers additional Shares for subscription. The Trust cannot state precisely the amount of any such decrease in NAV because it does not know at this time how many Shares will be subscribed for or what the NAV or market price per Share will be at the Pricing
Date. As of       , 2004, the Trust's Shares traded at a       % [premium
above/discount to] NAV. If the Trust's Shares trade at a [premium above/discount to] NAV as of the Pricing Date, the Trust estimates that such dilution would be minimal. See "Risks--Dilution of NAV and Effect of Non-Participation in the Offer." Except as described in this Prospectus, you will have no right to rescind your subscription requests after receipt of your payment for Shares by the Subscription Agent.

OTHER RIGHTS OFFERINGS

    The Trust made a rights offering in February 1997 at a price that was lower than its then-current NAV, and may have similar rights offerings in the future. Any such future rights offerings would be separately registered with the Commission and made by means of separate prospectuses.

RESTRICTION ON FOREIGN SHAREHOLDERS

    Shareholders on the Record Date whose record addresses are outside the United States will receive written notice of the Offer; however, Exercise Forms will not be mailed to such Shareholders. The Rights to which those Exercise Forms relate will be held by the Subscription Agent for such foreign Shareholders' accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent."

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                                USE OF PROCEEDS

    Assuming all Shares offered hereby are sold at an estimated Subscription
Price (the "Estimated Subscription Price") of $      per Share, the net proceeds
of the Offer will be approximately $            , after deducting expenses
payable by the Trust estimated at approximately $      . The net proceeds of the
Offer will be invested in accordance with the Trust's investment objective and policies. See "Investment Objective and Policies." Various factors affect investments in emerging growth companies that are different from factors affecting investments in large well-known companies, including the additional research required to investigate a large number of small companies and the volatility and illiquidity of securities of those companies. Accordingly, initial investment of the proceeds in publicly-traded securities may take place during a period of up to six months following completion of the Offer, depending on market conditions and the availability of appropriate securities. Restricted Securities may be purchased as appropriate opportunities arise, which could take up to one year or longer, and the Trust may choose to be more fully invested in publicly-traded securities during such period. Pending investment in the securities described above, the proceeds will be held in obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), highly rated money market instruments or mutual funds that invest in such instruments. As a result of this short-term investment of the proceeds, a lower return may be realized.

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

    The Trust's investment objective is to seek long-term capital appreciation by investing primarily in Healthcare Companies. The Trust's investment objective is a fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Trust's outstanding Shares (as that term is defined in Section 2(a)(42) of the Investment Company Act). For a more detailed description of the Trust's investment objective and policies see "Additional Information about Investments and Investment Techniques" and "Investment Restrictions" in the SAI. For a description of the risks that may be associated with an investment in the Trust, see the section of this Prospectus entitled "Risks."

    In an effort to achieve its investment objective, the Trust will invest primarily in securities of U.S. and foreign companies that are believed by the Investment Adviser to have significant potential for above-average long-term growth in revenues and earnings. The Investment Adviser expects that such companies generally will, in its judgment, possess most of the following characteristics: (1) current or anticipated strong market position for their services or products, (2) experienced business management, (3) recognized technological expertise, and (4) the ability either to generate funds internally to finance growth or to secure outside sources of capital. For companies with earnings, the Investment Adviser will attempt to invest in securities that sell at price-earnings ratios or at multiples of underlying asset values which, relative to other comparable securities or to the company's growth expectations, do not fully reflect the company's potential.

    The Trust emphasizes investment in securities of emerging growth Healthcare Companies, some of which may offer limited products or services or which are at the research and development stage with no marketable or approved products or technologies. The securities of most emerging growth Healthcare Companies in which the Trust will invest are expected to be traded in the over-the-counter market or restricted as to public resale. The Trust may invest up to 40% of its net assets in Restricted Securities. The Trust may invest in securities of large, well-known companies with existing products in the healthcare industries that are believed by the Investment Adviser to be undervalued in relation to their long-term growth potential or asset value.

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    The Trust may invest up to 20% of its net assets in Foreign Securities. The
Trust may buy and sell currencies for the purpose of settlement of transactions in Foreign Securities, but presently does not intend to engage in hedging operations.

    Under normal market conditions, the Trust will invest at least 80% of its net assets in securities of Healthcare Companies and in no event will have less than 25% of its net assets so invested. For purposes of satisfying the foregoing requirements, a company will be deemed to be a Healthcare Company if, at the time the Trust makes an investment therein, 50% or more of such company's sales, earnings or assets arise from or are dedicated to healthcare products or services or medical technology activities. The Trust may also invest in companies that do not satisfy the above criteria but that are expected by the Investment Adviser to have 25% or more of sales, earnings or assets arising from or dedicated to such activities, but investments in such companies will not at the time of investment exceed 20% of the Trust's net assets. Determinations as to whether a company is a Healthcare Company will be made by the Investment Adviser in its discretion. The Trust's 80% policy stated above may not be changed without 60 days' prior notice to Shareholders.

    The equity and related securities in which the Trust may invest consist of common stock of Healthcare Companies and, to a lesser extent, of preferred stock, convertible debt, and warrants or other rights to acquire common or preferred stocks of such companies. The Trust's investments in venture capital opportunities will be made primarily in convertible preferred stock. The Trust may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Trust's investment objective. Because of the risk characteristics associated with venture capital investments for emerging growth companies, such investments may be regarded as highly speculative.

    Investments will not be made in any company with the objective of exercising control over that company's management. The Trust may make investments contemporaneously with other venture capital groups that may provide issuers with significant managerial assistance. The Investment Adviser may also provide managerial assistance.

    When, in the opinion of the Investment Adviser, adverse market conditions or industry expectations support such action, the Trust may, for temporary defensive purposes, invest up to 75% of its net assets in money market instruments. See "Investment Techniques--Money Market Instruments" for a description of money market instruments in which the Trust may invest.

    The Trust may from time lend its portfolio securities. See "Investment Techniques."

    In addition, the Trust may, to a limited degree, enter into when-issued and delayed delivery transactions, forward foreign currency contracts and repurchase agreements. Under normal market conditions, the Trust does not intend to engage in such practices. See "Risks" and "Investment Techniques."

    The Trust also has adopted certain other investment restrictions in an effort to achieve its investment objective. See "Investment Restrictions" in the Trust's SAI.

HEALTHCARE INDUSTRIES

    Investments in the healthcare industries are likely to continue to be the principal component of the Trust's portfolio and, except when the Trust assumes a temporary defensive position, will represent at least 25% of the Trust's net assets. This predominance reflects the size and diversity of the healthcare industries.

    The healthcare industries constitute a large segment of the U.S. economy. The U.S. Centers for Medicare and Medicaid Services (CMS) estimate national healthcare expenditures in 2003 at 15.3% of U.S. Gross Domestic Product (GDP). This constitutes a 7.8% growth over U.S. healthcare expenditures

                                       27
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in 2002. U.S. GDP is a measure of the total value of all goods and services produced in the U.S. over the course of a year. CMS estimates that by 2013 healthcare spending is projected to reach $3.4 trillion and 18.4% of U.S. GDP. While these projections do not reflect the impacts of the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (MMA), they serve as a baseline for health care spending trends over the next 10 years. The Investment Adviser currently expects there will not be a substantial change in aggregate spending due to the MMA, but that there will likely be a shift of spending by payers. The Investment Adviser expects that the largest impacts will begin in 2006 with the start of the Medicare prescription drug benefit and the increased payments for Medicare Advantage plans. There will likely be a large shift in prescription drug spending by payers, from private spending and Medicaid to Medicare. The Investment Adviser believes that, while the healthcare industries are undergoing significant change, they serve market sectors that are generally growing at above-average rates; thus providing potential investment opportunities for the Trust.

MARKET FORCES IN HEALTHCARE

    Markets for healthcare products and services have undergone significant growth over the last 25 years. Factors contributing to this growth include demographic shifts tending to a more elderly population and technological advances which may lead to therapy, or possibly cures, for many disease states for which there are no currently effective treatments. In addition, the Investment Adviser believes that worldwide consumer awareness and acceptance of new and innovative healthcare products continues to rise, stimulating demand, and that the rate of demographic and technological change may accelerate in the future, causing certain segments of the business to decline and others to experience growth. Investments in the companies developing products that benefit from these market forces may present potentially profitable opportunities.

    DEMOGRAPHICS. Demographic changes continue to create new medical opportunities. It is estimated that by the year 2010 over 13.4% of the U.S. population will be 65 or older vs. 12.9% in 2002. This segment of the U.S. population consumes three to four times the healthcare goods and services as the rest of the U.S. population. Recent developments in the pharmaceutical, biotechnology, and medical technology industries have produced a series of products that the Investment Adviser believes have extended or improved, or will extend or improve, the quality of patients' lives, and as a result are expected to be commercially successful. The Investment Adviser expects that this will drive an increase in all types of medical products, from drugs to orthopedic procedures. Furthermore, the Managed Care Institute expects this trend to drive Medicare enrollment from 40 million enrollees to an estimated 75-77 million enrollees by the year 2030. This trend is expected to dramatically increase the demand for new healthcare services and technologies.

    TECHNOLOGY. Advances in the fields of biotechnology, diagnostics, tools and electronics are enhancing medical applications in existing markets and creating new markets. These advances have contributed to longevity as well as to an improved quality of life. Specifically, the Investment Adviser believes that diagnostic techniques and therapeutic products have significantly changed the practice of medicine and will continue to do so for the foreseeable future. Diagnostic techniques have become more sophisticated and accurate. Likewise, therapeutics are becoming more effective, and as a result of improved diagnostics, are being utilized at an earlier stage of treatment for many diseases. Increasingly, new therapeutic products are being developed for previously diagnosable diseases for which no therapy was available. Once incurable fatal diseases are now not only being diagnosed earlier, but therapies that can effect a change in the course of these diseases are now available.

    DEMAND. The demographic and technological advancements described above have both led to significant increases in demand for healthcare products and services in recent years, and the trend looks to continue. Consumers have become accustomed to access to a variety of healthcare products and services, and their awareness of the availability of innovations has increased with the proliferation

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of the internet and direct to consumer advertisements. People expect to live longer and better than in generations past, and in the opinion of the Investment Adviser, the demand for such healthcare products and services should remain strong.

    COST CONTAINMENT. The growing cost of providing healthcare has placed financial strains on the government, employers, and individuals. The goal of containing cost increases is a double-edged sword. While healthcare inflation will adversely affect certain segments of the healthcare industries, these increases also create significant opportunities for new products and services that enable care to be delivered more effectively in other settings. The increasing financial pressure caused by the constraints of paying for the rising demand for healthcare with limited financial resources is a trend that is expected to continue if not accelerate. For these reasons, the Investment Adviser favors investments in Healthcare Companies that the Investment Adviser believes can provide products and services of comparable quality to, but at a lower cost than, existing products and services; or that can develop more cost effective technologies, products, and services. Cost containment can be achieved in a number of ways, including but not limited to: the development of products and procedures that reduces the number of hospitalizations or the recovery time from an illness or injury, products and services that result in fewer side effects than existing treatments, and healthcare delivery facilities and services which provide treatment or therapy in a less costly environment.

    REGULATION. The FDA requires that approvals be obtained before marketing new products. The approval process can be lengthy, expensive, and uncertain as to outcome; and, when successful, can create barriers to competition not generally present in other industries. For companies with established approved products, these barriers to entry can result in longer and more profitable product cycles than might otherwise exist. As of March 2004, more than 406 therapeutic products to treat a variety of diseases or conditions have completed human clinical trials and are awaiting FDA marketing approval, there are approximately 1,125 products in late stage (Phase III) human clinical trials, and 9,428 products are in earlier stage trials and pre-clinical development. The last five years have seen the commercialization of products that have made incredible advances in treating cancer, rheumatoid arthritis, erectile dysfunction, psoriasis, multiple sclerosis and depression. In the next five years, the Investment Adviser anticipates approval of other novel products which will have a comparable impact in treating such conditions as sleep disorders, obesity, cardiovascular disease, cancer, and pain. While the appointment of a new FDA commissioner may generate some uncertainty in the short term, it is the Investment Adviser's opinion that the trend of recent years towards more rapid and greater total number of approvals, may improve.

    The Investment Adviser believes that the FDA and CMS will continue to look for creative ways of bringing novel and safe drugs to the market faster, and to make them available to more people. In the very recent past, the FDA has made a number of changes to its requirements for drug development that the Investment Adviser believes create new opportunities for investment by the Trust. For example, the FDA's continued and even enhanced record of targeting breakthrough therapeutics for approval provides an investment opportunity. The Investment Adviser has already taken advantage of this trend and will continue to do so. Another regulatory change that should bode well for the approval process is the recently developed FDA special protocol assessment (SPA) development route for biologics. This approach allows sponsoring companies to obtain a binding a priori agreement with the FDA on the approvability of a clinical trial before that trial is completed. The Investment Adviser thinks this approach adds a level of clarity and direction that drug and biotech companies should be able to parlay into well-executed clinical trials that are designed around the endpoints the FDA needs to make an educated and informed decision. The Investment Adviser's experience and expertise in evaluating clinical trial design lends itself well to these FDA changes. The Investment Adviser also anticipates that the FDA will define a path for approval of generic biologics as there is uncertainty in this path at the current time. Once an approved approach is defined, the Investment Adviser believes a number of pharmaceutical and biotechnology companies will take advantage. The experience of the Investment

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Adviser's staff in this area will allow the Investment Adviser to capitalize on this opportunity on behalf of the Trust.

    PATENTS. Many companies in the healthcare industries are developing innovative technologies for commercial products which may receive patent protection. The granting of a patent may result in an extensive period of market exclusivity and protection against competition, allowing the patent holder to realize several years of high returns from product sales or royalty revenues. Such proprietary intellectual property positions may act as barriers to competition and may also increase the possibility that any acquisition of such a company would be at a premium over its public or private valuation.

    INDUSTRY FRAGMENTATION. Approximately 2,100 publicly-traded companies, as well as many private companies, compete in the worldwide healthcare markets today. The Investment Adviser believes that none of the industries within these markets are considered to be dominated by any one company or small group of companies, although certain companies may dominate a particular product segment. This industry fragmentation enhances the growth opportunities for both publicly and privately held companies, and increases the number and diversity of investment opportunities available to the Trust. The Investment Adviser also believes that the growth, size and fragmentation of the healthcare industries will continue to encourage entrepreneurial activity in spite of cost containment trends and thereby provide a broad range of attractive venture capital investment opportunities. In addition, mergers and acquisitions for access to technology or to gain perceived critical size may also provide opportunities for capital gains.

    INTERNATIONALIZATION. The healthcare industries have become increasingly internationalized. U.S. companies compete on a large scale in the markets of the European Union and Japan, which are the two principal non-U.S. healthcare markets. To a lesser extent, European and Japanese companies have increased their competition for U.S. markets. The Investment Adviser intends to continue to consider making public and private investments in Foreign Securities of Healthcare Companies, subject to the Trust's investment policies.

SECTORS WITHIN HEALTHCARE

    In addition to the kinds of companies and products in which the Trust has already invested, the Investment Adviser sees great promise from several developing trends. Among others, the Investment Adviser sees tremendous potential in the areas of (1) generic pharmaceuticals, (2) specialty pharmaceuticals, (3) biotechnology, (4) medical devices, (5) diagnostics,
(6) disease management, and (7) managed healthcare. A major benefit to the Trust's Shareholders from the Offer is expected to be the Trust's ability to incrementally invest in additional companies on the forefront of these developing trends. The following categories illustrate some of the sectors in which Healthcare Companies operate, and some of the sectors which may be of interest to the Trust:

    GENERIC PHARMACEUTICALS. The U.S. generic drug industry is $15 billion in size and according to numbers from the GPhA, this number is expected to more than double to $38 billion by 2010. This growth has been driven by a number of factors, the most important of which has been the utilization of generic drugs as a low cost alternative. One recently published statistic by the Managed Care Institute showed that a 1% increase in generic drug utilization could generate savings to healthcare payors of $1.2 billion each year. The Investment Adviser believes that the increased utilization of generic drugs will continue to gain momentum to offset rapidly growing drug expenditures.

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    While costs savings has motivated the success of generics to this point, the
Investment Adviser believes it is other growth drivers that will motivate us to increase exposure to the generic drug space going forward. For starters, the Investment Adviser sees a more aggressive approach by the generic drug manufacturers to file for generic alternatives. This has led to an increase in the number of new ANDAs being filed to over 358 that exist as of March 2004. The Investment Adviser also sees a "more kind and gentle" FDA attitude towards the generic drug companies as exemplified by a median approval time that has dropped nearly nine months in the last eight years. Finally, the Investment Adviser expects over 170 drugs to go off patent over the next few years with branded product sales of close to $40 billion. While these numbers are subject to a number of factors including patent disputes, the genericization of these products would double the size of the generic market, making it the fastest growing pharmaceutical sector in healthcare.

    SPECIALTY PHARMACEUTICALS. The specialty pharmaceutical sector is evolving into a sector that the Investment Adviser believes will be a high growth area of the healthcare industry and a key component to our portfolio. Early in the evolution of this sector, specialty pharmaceuticals were used to describe companies built around drug delivery systems or companies which focused on acquiring old and under-promoted products. The business models of these companies were characterized by low margin, commoditized products, and out-licensing agreements that yielded single digit royalty streams.

    Today, these companies are migrating to higher value proprietary models. Drug delivery companies are taking existing, validated molecules and using their delivery systems, including oral, transdermal, and sustained release approaches, to supersede intravenous, injectable or multiple dose a day regimens. The companies pursuing this life cycle extension strategy are improving therapy not only through greater patient compliance with prescription directions but also by improved administration of consistently efficacious quantities of the compound. Companies pursuing the acquisitive business model are looking to in-license later-staged products, developing R&D budgets, expanding their sales forces and competing head to head with biotech and pharmaceuticals in niche markets. In both cases, these companies are characterized by low risk R&D strategies that are using validated targets, which typically means new drugs can reach the market faster. Furthermore, the highly targeted marketing approach complementing the niche product strategy is able to provide these specialty pharmaceutical companies with big pharmaceutical-like margins which ensure a high value, high profit business model. As a result, the Investment Adviser believes the specialty pharmaceuticals market will offer superior market returns.

    BIOTECHNOLOGY. Biotechnology firms employ new techniques, such as monoclonal antibodies, recombinant DNA, molecular structure analysis, and genomics to produce novel therapeutic and diagnostic products. Advances in molecular biology and the screening of compounds of possible utility have the potential to materially enhance the process of discovering useful new therapeutic products and to shorten the development period for, and reduce the cost of developing, such products. As biotechnology evolves from a research and development stage to a commercial stage, these techniques and products will have the potential to expand existing markets and to create new ones. Public equity markets have provided substantial capital to the biotechnology industry, and a large number of major corporations have provided capital through significant acquisitions, equity investments and in connection with product license agreements. Federal government support of biotechnology research has contributed significantly to the invention and development of "break-through" products.

    As an example, the Investment Adviser will consider investments in biotechnology companies developing novel drugs from known or novel targets. In this area, the Investment Adviser believes that the use of genomic approaches will continue to allow us to identify and clinically validate new molecular targets. Most existing drugs work by interacting with a relatively small number of target molecules in the body. The genomic era of the last five to ten years has identified thousands of new potential targets through which new and novel medicines might be able to beneficially intervene in disease processes, particularly in cancer. The recent approvals of Avastin-TM- (anti-VEGF) and Velcade-TM- (proteosome inhibitor) are examples of approved drugs that address new targets. In addition, the

                                       31
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Investment Adviser sees potential in the use of immuno-stimulation to help manage cancer. The Investment Adviser also sees continued development of monoclonal antibodies for oncology indications. Such antibodies are being developed today with and without specific cell toxins or payloads. The recent approvals of Rituxan-TM- and Bexxar-TM- and the clinical advancement of several drugs, which target the EGFR receptor, are a few examples. In the area of target selection, the Investment Adviser sees increased use of structural biology, pathways analysis, imaging technology, and biomarker development. The Investment Adviser also expects newer approaches to chemistry based on increased target understanding. In sum, this area presents a tremendous opportunity for expanded investments by the Trust.

    MEDICAL DEVICES. Novel medical technology is typically thought to include products used in healthcare other than pharmaceuticals. Products range from crutches to spine implants to drug-eluting stents to robotic surgical instruments. Overall, the medical technology sector is a market totaling more than $200 billion which accounts for approximately 15% of all dollars spent in healthcare--more money than is spent on all pharmaceuticals and biotechnology products combined. However, despite the size of this sector, the Investment Adviser sees the medical technology market as a young sector with many future investment opportunities. This is exemplified by the fact that currently two-thirds of the publicly-traded medical technology companies have market capitalizations of under $200 million. The Investment Adviser's investments include companies of this size. Many of these small market capitalization medical technology companies are on the cusp of launching key products that will validate their business models and drive significant growth. The Investment Adviser believes that medical technology companies may produce solid investment returns that are less susceptible to fluctuations in general market conditions which affect big pharmaceuticals, healthcare services, and biotechnology.

    DIAGNOSTICS. The accuracy, sophistication and cost effectiveness of diagnosis has improved dramatically through imaging systems, such as ultrasound and magnetic resonance imaging (MRI) and Positron Emission Tomography (PET), as well as through improved chemical and biological tests. Many of the new systems and supplies are or will likely be available to the patient directly or at a physician's office, as well as in the hospital or independent laboratory. These innovations generally increase the likelihood of earlier diagnosis and more efficacious and cost effective treatment. Under development are new contrast agents to enhance the output from virtually all imaging modalities, which are being further improved by innovative computer software that prepare data for display. Advances in genetic testing are expected to improve the ability to treat diseases at earlier stages and to identify those people that may have a greater than average chance of contracting certain diseases. The Investment Adviser believes these current and potential advances may increase demand for diagnostic products.

    DISEASE MANAGEMENT. As healthcare costs spiraled in the 1980's, the industry turned to managed care companies to minimize the excess administrative burden of the cost plus model. During the evolution of managed care, it began to rely on information technology to help manage the increasingly complex relationships and growing number of "transactions" between patient, provider, and payor. As healthcare services continue to evolve, new tools will be required. Today people are living longer and want to live better lives. This suggests that these individuals will both remain in the healthcare system longer as well as utilize more services while a part of the healthcare system. The Managed Care Institute expects Medicare enrollment to increase from 40 million enrollees to between 75-77 million enrollees by 2030. The Investment Adviser believes this trend will increase the demand for new healthcare services and technologies focused on maximizing the benefit of every healthcare dollar spent. Creative disease management programs to manage high risk populations could be implemented by large employers and other healthcare providers. New diagnostic devices and medical devices that improve overall wellness, and quality of life will become popular with the graying of America. Other services of healthcare with a focus on cutting unnecessary costs will be focused on the better management of information, particularly such areas as claims processing, patient management direct costs and quality

                                       32
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control, and ultimately automation of patient records. The Investment Adviser expects that these areas will receive increased emphasis in the portfolio in the future.

    MANAGED HEALTHCARE. Many varieties of companies are engaged directly or indirectly in the delivery of healthcare to patients, including hospitals, nursing homes, inpatient and outpatient rehabilitation services and therapeutic services delivered to the home. The Investment Adviser believes that healthcare cost containment efforts will continue to reduce revenues to acute care hospitals and promote the delivery of therapy in other more efficient settings. These trends should enhance the delivery of increasingly sophisticated care at home, and the potential of outpatient surgery and rehabilitation and of specialized free-standing facilities. The Investment Adviser also believes that cost pressures will, however, increasingly negatively impact many of such providers, and investment in these sectors is currently relatively underweighted in the portfolio. However, some sectors may benefit from these trends. In general, such companies are able simultaneously to improve quality and reduce the cost of care.

    Completion of the Offer will allow the Trust to continue to invest in and/or own securities of the companies in which it has already invested and still take advantage of these developing trends. Without completing the Offer, the Trust would likely have to choose between maintaining some of its existing investments and investing in companies which will take advantage of the developing trends.

OTHER

    The Trust may also invest in companies and industries that are benefiting from the growth of healthcare industries. These companies may include real estate investment trusts (REITs) which derive their income from the ownership, leasing, or financing of healthcare facilities, manufacturers of nutritional products, and key suppliers of services or equipment.

    Significant declines in the stock prices of many companies in the healthcare industries have constrained the ability of some private companies to raise capital to finance their growth and fund research. The Investment Adviser continues to believe that this presents opportunities, especially in its venture capital investing. In addition, shares of many publicly-traded Healthcare Companies also appear to be trading at attractive valuations when compared to stocks of companies in other industries.

                                     RISKS

    An investment in the Shares of the Trust involves a high degree of risk. You should carefully consider the following risk factors in addition to the other information set forth in this Prospectus. For additional information of the risks that may be associated with an investment in the Trust, see "Additional Information About Investments and Investment Techniques" in the SAI.

    Because the Trust intends to invest substantially all of its assets in equity securities of Healthcare Companies, you should be aware of certain special considerations and risk factors relating to investments in such companies. No assurance can be given that Healthcare Companies will grow, that a sufficient number of appropriate investments will be available or that the Trust's particular investment choices will be successful. You should also be aware of considerations and risks relating to the Trust's investment practices. You should not consider an investment in the Trust by itself to be a balanced investment program. An investment in the Trust should be treated as a way to provide diversification as part of a more complete investment program. The Trust is intended for long-term investors not seeking current income. You should carefully consider your ability to assume the risks described below before you make an investment in the Trust. An investment in Shares of the Trust is not appropriate for all investors.

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DILUTION OF NAV AND EFFECT OF NON-PARTICIPATION IN THE OFFER

    As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over-Subscription Privilege, will, at the completion of the Offer, own a smaller proportional interest in the Trust than they owned before the Offer and will experience a dilution of NAV. Because the Subscription Price will be less than the then-current NAV, all Shareholders will experience an immediate dilution of NAV as a result of the Offer whether or not they exercise some or all of their Rights. Because it is not known at this time how many Shares will be subscribed for or what the Subscription Price will be, it is not possible to state precisely the amount of dilution you may experience. However, the dilution could be significant. For example, if the assumed
Subscription Price is $      , representing a market price which is only 90% of
NAV, assuming that all Rights are exercised in the Primary Subscription and no Shares are issued pursuant to the Over-Subscription Privilege, the Trust's NAV
would be reduced by approximately $      per Share or approximately       % of
NAV. The actual Subscription Price may be greater or less than the Subscription
Price assumed above. The example assumes an NAV of $      per Share, based on
the Trust's NAV after the close of trading on Wednesday, May 26, 2004. Since April 22, 1987 (commencement of operations), Shares of the Trust have traded at various times at, above and below the NAV.

MARKET RISK

    As with any investment company that invests in equity securities, the Trust is subject to market risk--the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Trust's Shares will fluctuate with the market. You could lose money over short or long periods of time.

SELECTION RISK

    Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in healthcare industry equity securities may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

CONCENTRATION IN THE HEALTHCARE INDUSTRIES

    Under normal market conditions, the Trust expects to invest primarily in securities of Healthcare Companies representing a finite number of industries. The Trust will not have less than 25% of its net assets invested in Healthcare Companies. As a result, the Trust's portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare, agricultural and environmental technology industries than a portfolio of companies representing a larger number of industries. This risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. As a result of its concentration policy, the Trust's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investments.

    Healthcare Companies have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from agencies such as the FDA for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Trust. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance. These various factors may result in abrupt advances

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and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries.

    While a concentration of investments in any healthcare industry or in Healthcare Companies generally may increase the risk and volatility of an investment company's portfolio, the Trust will endeavor to reduce risk by having a portfolio of investments that is diversified within its stated objective and policies. Such volatility is not limited to the biotechnology industry, and companies in other industries may be subject to similar abrupt movements in the market prices of their securities. No assurance can be given that future declines in the market prices of securities of companies in the industries in which the Trust may invest will not occur, or that such declines will not adversely affect the NAV or the price of the Shares.

    Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain proprietary technology protection. Healthcare Companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market exclusivity. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of Healthcare Companies, particularly of the emerging growth Healthcare Companies that the Trust emphasizes, may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by Healthcare Companies in which the Trust invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.

    With respect to healthcare, cost containment measures already implemented by the federal government, state governments and the private sector have adversely affected certain sectors of these industries. There is increasing discussion at all levels of government, as to how to extend health insurance coverage to the millions of people in the U.S. who are currently uninsured while also restraining the growth of total healthcare expenditures. The implementation of any of the measures under discussion may create increased demand for healthcare products and services but also may have an adverse effect on some companies in the healthcare industries. No assurance can be given that healthcare reform legislation will be enacted or, if enacted, as to its ultimate form. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by Healthcare Companies in which the Trust may invest and may adversely affect the sales and revenues of Healthcare Companies.

    Product development efforts by Healthcare Companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those Healthcare Companies.

    Certain Healthcare Companies in which the Trust may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceutical and medical device products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Trust has invested.

    All of these factors may cause the value of the Trust's Shares to fluctuate significantly over relatively short periods of time.

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INVESTMENT IN EMERGING GROWTH COMPANIES

    The Trust emphasizes investment in equity securities of emerging growth Healthcare Companies. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the Healthcare Companies in which the Trust may invest are expected to be companies that are in a "start-up" stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional "follow-on" capital to support expansion or to achieve or maintain a competitive position. Some of these Healthcare Companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.

LIQUIDITY OF PORTFOLIO INVESTMENTS

    The Trust may invest substantially all of its net assets in securities of emerging growth Healthcare Companies that are traded in the over-the-counter market or on regional stock exchanges where the low trading volume of a particular security may result in abrupt and erratic price movements. An investment in such securities may have limited liquidity, and the Trust may find it necessary to sell at a discount from recent prices or to sell over extended periods of time when disposing of such securities. In addition, the Trust may invest up to 40% of its net assets in Restricted Securities, which by their terms are illiquid because they are subject to legal or contractual restrictions on resale. The Trust cannot sell Restricted Securities except in a public offering registered under the Securities Act or pursuant to an exemption from registration under the Securities Act, including a transaction in compliance with Rule 144 under the Securities Act. Rule 144 permits only limited sales under specified conditions unless the Trust has held the securities for at least three years and is unaffiliated with the issuer. Restricted Securities are expected to include venture capital investments that may take many years from the date of initial investment to reach a state of maturity when public disposition can be considered. Adverse conditions in the securities markets at certain times may preclude a public offering of an issuer's unregistered securities. The lack of an active secondary market and resale restrictions may result in the inability of the Trust to sell a security at a fair price and may substantially delay the sale of a security that the Trust seeks to sell. Companies whose securities are not publicly-traded are also not subject to the same disclosure and other legal requirements as are applicable to companies with publicly-traded securities. Restricted Securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act are subject to the 40% limitation described above.

VALUATION OF VENTURE CAPITAL INVESTMENTS AND RESTRICTED SECURITIES

    Since there is typically no readily available market value for the venture capital investments and some of the Restricted Securities in the Trust's portfolio, venture capital investments and some Restricted Securities in the Trust's Portfolio are valued substantially at fair value as determined in good faith by the Board of Trustees pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Trust's investments determined in good faith by the Board of Trustees, or in accordance with valuation procedures approved by the Board of Trustees, may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Trust makes.

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    Some of the Trust's investments are subject to restrictions on resale and generally have no established trading market. Because of the type of investments that the Trust makes and the nature of its business, the valuation process requires an analysis of various factors. The Trust's fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

FOREIGN SECURITIES

    The Trust may invest up to 20% of its net assets in Foreign Securities. Foreign Securities may be less liquid and have prices that are more volatile than securities of comparable U.S. companies. Foreign stock exchanges and brokers are generally subject to less governmental supervision and regulation than U.S. exchanges and brokers, and commissions on foreign stock exchanges are generally higher than negotiated commissions in the U.S. Sometimes there are delays in the settlement of transactions effected in foreign markets. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or prohibit investment in certain countries or in certain industries or market sectors, or may increase the cost of investing in securities of particular companies.

    Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. There may be less available information concerning non-U.S. issuers of securities held by the Trust than is available concerning U.S. companies. In some foreign countries, nationalization, expropriation, confiscatory taxation or establishment of exchange controls are possible. Income earned in a foreign nation may be subject to taxation (including withholding taxes on interest and dividends), or other taxes may be imposed on investments in Foreign Securities. Other risks associated with investments in Foreign Securities include difficulties in pursuing legal remedies and obtaining judgments in foreign courts, political or social instability and diplomatic developments that could adversely affect the Trust's investments in companies located in foreign countries. An investment in Foreign Securities may also involve a degree of currency risk.

KEY PERSONNEL

    Investment decisions on behalf of the Trust are made by a team of individuals. Some members of the group have experience in financial analysis of public and private companies. Others have deep scientific backgrounds and considerable operating experience in biotechnology and/or pharmaceutical companies. Still others have medical degrees. The Investment Adviser believes that the investment process benefits from a considered evaluation of potential investments by a group containing a variety of specialized backgrounds. The team currently in place is composed of members with a variety of specialized backgrounds. The Investment Adviser believes that no single individual in the group is individually critical but believes that the overall capability is key. There may be only a limited number of professionals who have, in total, comparable relevant experience to that of the current group. If one or more team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.

DIVERSIFIED STATUS

    The Trust operates as a "diversified" management investment company, as defined in the Investment Company Act. Under this definition, at least 75% of the value of the Trust's total assets must, at the time of investment, consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Trust's total assets and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Trust's assets, which may be invested in a single issuer. Notwithstanding its diversified status, the Trust may, from time to time, concentrate its investments in a few issuers and take large

                                       37
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positions in those issuers, consistent with being a "diversified" investment company. As a result, the Trust may be subject to a greater risk of loss than an investment company that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Trust's net asset value reflecting fluctuation in the value of its large holdings.

DISCOUNT TO NAV

    The Shares are listed on the New York Stock Exchange under the symbol "HQH." The shares of closed-end investment companies frequently trade at a discount to NAV but may trade at a premium. This is characteristic of shares of a closed-end fund and is a risk separate and distinct from the risk of a decline in the NAV as a result of a fund's investment activities. Because of this factor and the nature of the Trust's investment objective and policies, the Trust is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Since its initial public offering in April 1987, Shares have traded at various times at both a discount and a premium to NAV. The risk that the Shares may trade at a discount to NAV may be greater for investors expecting to sell their Shares in a relatively short period of time. Since the inception of the Trust in April 1987, the longest consecutive period during which the
Shares of the Trust traded at discount to NAV was       [years/ months] and the
longest consecutive period during which Shares of the Trust traded at a premium
to NAV was       [months/days]. The Trust cannot predict whether the Shares will trade in the future at, above or below NAV.

DECLARATION OF TRUST

    The Trust's Declaration of Trust has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Trust, (2) cause it to engage in certain transactions or (3) modify its structure. The Board is divided into three classes, each having a term of three years. Each year the term of office of one class will expire: Robert P. Mack, M.D., Eric Oddleifson and Oleg M. Pohotsky will continue in office until 2004, Henri A. Termeer will continue in office until 2005, and Daniel R. Omstead, Eng.ScD., Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. will continue in office until 2006. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office by Shareholders only by a vote of two-thirds of the outstanding Shares of the Trust. Subject to the requirements of the Investment Company Act, vacancies on the Board of Trustees may be filled by the remaining Trustees for the balance of the term of the class.

    When a Principal Shareholder (as defined below) is a Party to the transaction, the affirmative vote or consent of the holders of 75% of the Trust's Shares outstanding and entitled to vote will be required to authorize any of the following types of transactions:

    (i) the merger or consolidation of the Trust with or into any Principal Shareholder;

    (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash (except pursuant to any cash dividend reinvestment program available to all Shareholders and approved by the Trustees);

   (iii) the sale, lease or exchange of all or a substantial part of the assets of the Trust to or with any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period); or

    (iv) the sale or lease to the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period).

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    However, such 75% vote or consent will not be required with respect to the foregoing transactions where the Board approves by resolution a memorandum of understanding with the Principal Shareholder with respect to and substantially consistent with such transaction. For this purpose, a "Principal Shareholder" is any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding Shares or any "affiliate" or "associate" (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on April 21, 1987) of a Principal Shareholder. In addition to the Shares which a corporation, person or other entity beneficially owns directly, (a) any corporation, person or other entity shall be deemed to be the beneficial owner of any Shares (i) which it has the right to acquire pursuant to any agreement or upon exercise of the conversion rights or warrants, or otherwise (but excluding share options granted by the Trust) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above), by any other corporation, person or entity with which it or its affiliate or associate has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its affiliate or associate, and (b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrant, or otherwise.

    These provisions could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market price by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. The Board has determined that the 75% voting requirements described above, which are greater than the minimum requirements under state law or the Investment Company Act, are in the best interests of the Shareholders.

REPURCHASE OF SHARES

    You may dispose of your Shares on the NYSE or other markets on which the Shares may trade, but because the Trust is a closed-end investment company, you do not have the right to redeem your Shares. The Trustees, however, intend to consider, from time to time, but not less frequently than annually, the desirability of open market purchases or tender offers. Any Share repurchases will be made in accordance with the applicable provisions of the Investment Company Act and Massachusetts law in open market transactions. Shares repurchased by the Trust will be held in its treasury. Although the Trust has no present intention of doing so, it reserves the right to incur debt to finance such repurchases or tender offers, provided that it will not repurchase securities during the periods when it has outstanding borrowings in excess of 5% of its net assets. Interest on any borrowings to finance Share repurchase transactions will increase the Trust's expenses and will reduce the Trust's net income. There can be no assurance that Share repurchases, if any, will cause the Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Trust's outstanding Shares may be the subject of repurchases may reduce the spread between market price and net asset value that might otherwise exist. The Trust may not repurchase Shares except (i) on a securities exchange and after notification to Shareholders of its intent to purchase Shares within the six months preceding the purchase,
(ii) pursuant to a tender offer to all Shareholders, or (iii) as otherwise permitted by the Commission. Any related interest charges will be paid by the Trust and borne pro rata by the Shareholders indirectly through their interest in the Trust.

    If the Trust repurchases its Shares for a price below their NAV, the NAV of those Shares that remain outstanding would be enhanced, but this does not necessarily mean that the market price of those outstanding Shares would be affected, either positively or negatively. There is no assurance that any action undertaken to repurchase Shares will result in the Shares trading at a price which approximates net asset value. Repurchases of Shares by the Trust would also decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on

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any borrowings to finance any such share repurchase transactions would reduce the Trust's net income. The Trust has no current plans to repurchase its Shares.

RELATED PARTY TRANSACTIONS

    The majority of the Board is unaffiliated with the Investment Adviser; nevertheless, the Trust may be subject to certain potential conflicts of interest. Although the Trust has no obligation to do so, it may place brokerage orders with brokers who provide supplemental investment research and market and statistical information about the healthcare industries. In addition, other investment companies advised by the Investment Adviser may concurrently invest with the Trust in Restricted Securities under certain conditions. The Investment Adviser may also provide managerial assistance to issuers of securities in which the Trust invests.

    The Trust also may invest, subject to applicable law, in companies in which the principals of the Investment Adviser or Trustees of the Trust have invested, or for which they serve as directors or executive officers. The Investment Company Act prohibits the Trust from engaging in certain transactions involving its "affiliates," including, among others, the Trust's Trustees, officers and employees, the Investment Adviser and any "affiliates" of such affiliates except pursuant to an exemptive order or the provisions of certain rules under the Investment Company Act. In the view of the staff of the Commission, other investment companies advised by the Investment Adviser may, in some instances, be viewed to be affiliates of the Trust. Such legal restrictions and delays and costs involved in obtaining necessary regulatory approvals may preclude or discourage the Trust from making certain investments and no assurance can be given that any exemptive order sought by the Trust will be granted.

                             INVESTMENT TECHNIQUES

    In addition to the investment practices described above, the Trust may utilize the following investment practices:

MONEY MARKET INSTRUMENTS

    When, in the opinion of the Investment Adviser, adverse market conditions or industry expectations support such action, the Trust may, for temporary defensive purposes, invest up to 75% of its net assets in money market instruments. The Trust may also invest in money market instruments in advance of a pending investment. To the extent that the Trust assumes a temporary defensive position or otherwise invests in short-term obligations, it may not achieve its investment objective and will not participate in the capital appreciation, if any, of securities in which the Trust would normally invest.

    Money market instruments in which the Trust may invest include certificates of deposit and bankers' acceptances issued by domestic branches of federally-insured U.S. banks and savings and loan associations and commercial paper and high and upper medium grade corporate debt securities rated, as of the date of purchase, among the following rating categories of the indicated rating service: bonds--Moody's Aaa, Aa or A; S&P AAA, AA or A; notes--Moody's MIG-1, MIG-2 or MIG-3; S&P SP-1+ or SP-2; commercial paper--Moody's P-1; S&P A-1. The Trust also may invest in shares of money market mutual funds that invest in money market instruments and U.S. Government securities. Money market mutual funds are investment companies and the Trust's investments in those companies are subject to certain limitations. As a shareholder in money market mutual funds, the Trust will bear its ratable share of such companies' expenses, including investment advisory or management fees, and will remain subject to the payment of fees to the Investment Adviser. U.S. Government securities are obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government securities may or may not be guaranteed by the full faith and credit of the U.S. Treasury, and there can be no

                                       40
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assurance that the U.S. Government would assure payment on securities not directly guaranteed by the full faith and credit of the U.S. Treasury.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    The Trust may purchase securities on a "when issued" basis or a "delayed delivery" basis. A "when issued" basis refers to a transaction involving securities that have been authorized but have not yet been issued. A delayed delivery transaction is one in which a contract to purchase or sell a security is agreed upon at a fixed price in the future at a date beyond the customary settlement period. When-issued and delayed delivery transactions involve the risk that the value of the securities involved may change before they are delivered to the Trust. In addition, the counterparty could fail to perform its part of the contract by failing to buy from or sell to the Trust as previously agreed.

REPURCHASE AGREEMENTS

    A repurchase agreement allows the Trust to buy a security on an agreement with the seller in which the seller agrees to buy back the security, with interest, at a later date. It is the Trust's present intention to enter into repurchase agreements for a relatively short period (usually not more than one week) only with commercial banks and registered broker-dealers and only with respect to U.S. Government securities and money market instruments. A repurchase agreement involves the risk that the seller could be unable or unwilling to honor its commitment to repurchase the securities, in which case the Trust would suffer a loss.

LOANS OF PORTFOLIO SECURITIES

    In an attempt to make productive use of its assets, the Trust may lend its portfolio securities on a short-term basis, subject to the limitation that the Trust will not lend a security if, as a result of such loan, all securities then subject to loans would exceed 20% of the Trust's net assets. In the event that the Trust invests the cash collateral from such loans of portfolio securities, the Trust may realize additional gains or losses. Lending portfolio securities involves the risk that the borrower could fail to return the securities borrowed, in which case the Trust could suffer a loss.

HEDGING

    In order to hedge against changes in the value of its portfolio securities, the Trust may from time to time engage in certain hedging strategies. The Trust will engage in hedging activities from time to time in the Investment Adviser's discretion, and may not necessarily be engaging in such activities when movements in the securities markets, foreign exchange rates, or interest rates that could affect the value of the assets of the Trust occur. The risks of hedging include the possibility that interest rates, securities prices and currency exchange rates may not move in the direction that the portfolio managers anticipated. In addition, the skills involved in employing hedging strategies differ from the skills involved in selecting portfolio securities, and the derivative instruments used in hedging strategies may imperfectly correlate with the underlying security, interest rate or currency being hedged. Hedging strategies can also expose the Trust to the risk of its inability to close-out a hedged position and adverse price movements may result in a loss substantially greater than the Trust's initial investment in the hedging instrument (potential loss in some hedging strategies is unlimited).

FUTURES CONTRACTS

    The Trust may enter into contracts for the purchase or sale for future delivery (a "futures contract") of baskets of securities, financial indices, financial instruments or foreign currencies. The Trust would purchase or sell futures contracts to attempt to protect the value of its securities from market-wide price movements and fluctuations in interest or foreign exchange rates without actually

                                       41
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buying or selling securities or foreign currency. Similar to the risks of hedging, the risks of futures contracts include the possibility that interest rates, securities prices and currency exchange rates may not move in the direction anticipated. The skills involved in selecting futures contracts differ from the skills involved in selecting portfolio securities. In addition, the futures contract may imperfectly correlate with the underlying security, interest rate or currency underlying the contract, and there can be no assurance that a liquid market will exist at a time when the Trust seeks to close out a futures position.

FOREIGN CURRENCY TRANSACTIONS

    The Trust may enter into forward foreign currency exchange contracts and may purchase and sell foreign currency futures contracts to protect against a decline in the U.S. dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. Foreign currency exchange rates may fluctuate significantly over short periods of time and may also be affected by political developments, including intervention by U.S. or foreign governments.

    Under normal market conditions, the Trust currently does not intend to engage in the foregoing practices or investments with the exception of investments in money market instruments.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

    Under the Trust's Declaration of Trust and the laws of the Commonwealth of Massachusetts, the Trust's business and affairs are managed under the direction of its Board of Trustees. Investment decisions for the Trust are made by the Investment Adviser, subject to any direction it may receive from the Trust's Board of Trustees, which periodically reviews the Trust's investment performance.

INVESTMENT ADVISER

    Hambrecht & Quist Capital Management, LLC, a limited liability company under the laws of the State of Delaware, serves as the investment adviser to the Trust. The Investment Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The Investment Adviser is located at 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328.

    At inception, Hambrecht & Quist Capital Management Incorporated
("HQCM, Inc.") was the Trust's investment adviser. HQCM, Inc. was formed as a wholly-owned subsidiary of Hambrecht & Quist Group. HQCM, Inc. remained the Investment Adviser as The Chase Manhattan Corporation ("Chase") first acquired Hambrecht & Quist Group and then merged with J.P. Morgan Incorporated to form J.P. Morgan Chase & Co. In 2002, the management of HQCM, Inc. formed an independent entity, Hambrecht & Quist Capital Management, LLC ("HQCM, LLC"), to effect a buyout of HQCM, Inc. In this transaction, HQCM, LLC acquired certain of the assets of HQCM, Inc., and substantially all of the management and staff of HQCM, Inc. became employees of HQCM, LLC. HQCM, LLC, the Trust's current investment adviser, is owned by Daniel R. Omstead, Mary Omstead and the Alan G. Carr Irrevocable Trust. Mr. Carr, a former portfolio manager, president and trustee of the Trust, passed away in October 2003. Dr. Omstead is currently the President and Chief Executive Officer of the Investment Adviser. Mary Omstead is Dr. Omstead's wife. Under the terms of HQCM, LLC's current Amended and Restated Limited Liability Company Agreement, HQCM, LLC will purchase the Alan G. Carr Irrevocable Family Trust's interest in HQCM, LLC over the course of a number of years.

    The Investment Adviser also provides investment advisory services to another closed-end investment company, H&Q Life Sciences Investors ("HQL"), which invests in companies in the

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healthcare industries. As of December 31, 2003, the Investment Adviser managed approximately $487 million in assets for the Trust and HQL.

    The Investment Advisory Agreement between the Investment Adviser and the Trust (the "Advisory Agreement") provides that, subject to the supervision and direction of the Board, the Investment Adviser is responsible for the actual management of the Trust's portfolio. The Investment Adviser is also obligated to supervise or perform certain administrative and management services for the Trust and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. However, the Investment Adviser may consider investment analysis from various sources, including broker-dealers with which the Trust does business.

    Subject to the supervision and direction of the Board of Trustees of the Trust, the Investment Adviser manages the Trust's portfolio in accordance with the Trust's investment objective and policies as stated in the Trust's Prospectus; makes investment decisions for the Trust; places purchase and sale orders for portfolio transactions for the Trust; supplies the Trust with office facilities (which may be in the Investment Adviser's own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies; supplies or directs and supervises a third party administrator or custodian in the provision to the Trust of accounting and bookkeeping services, the calculation of the net asset value of shares of the Trust, internal auditing services, and other clerical services in connection therewith, and prepares or supervises and directs a third party administrator or custodian in the preparation of reports to shareholders of the Trust, tax returns and reports to and filings with the Commission and state Blue Sky authorities. In providing these services, the Investment Adviser provides investment research and supervision of the Trust's investments and conducts a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Investment Adviser furnishes the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

    For the services provided by the Investment Adviser under the Advisory Agreement, the Trust will pay a fee, computed and payable monthly, equal when annualized to (i) 2.5% of the average net assets for the month of its venture capital and other Restricted Securities (as defined) up to 25% of net assets and
(ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate monthly fee may not exceed a rate when annualized of 1.375% (approximately 0.115% per month). Because the advisory fee is based on the average net assets of the Trust and since the Offer is expected to result in an increase in net assets, the Investment Adviser should benefit from the Offer by an increase in the dollar amount of the fee. The investment advisory fee paid by the Trust exceeds that paid by most registered investment companies to their investment advisers. The Trust believes that the fee is commensurate with the nature and quality of the services required for identifying, evaluating and monitoring the Trust's Restricted Securities investments.

    Under the Advisory Agreement, the Investment Adviser has agreed to bear all expenses in connection with the performance of its services under the Advisory Agreement, including compensation of and office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are "affiliated persons" of the Investment Adviser, as that term is defined in the Investment Company Act, or any of its "affiliated persons." Under the Advisory Agreement, the Trust must pay (or, if Trust expenses are paid by the Investment Adviser, shall reimburse the Investment Adviser for) all other expenses incurred in the organization and operation of the Trust including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, share certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent,

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expenses in connection with the Dividend Reinvestment Plan, the Commission, and
National Association of Securities Dealers, Inc. fees, fees and expenses of the Trustees who are not "affiliated persons" of the Investment Adviser or any of its "affiliated persons," accounting and valuation costs, administrator's fees, membership fees in trade associations, fidelity bond coverage for the Trust's officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Trust's Shares for sale in various states, expenses associated with personnel performing exclusively shareholder servicing functions, certain other organization expenses, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust. The Trust may enter into arrangements to have third parties assume any expenses for which it is responsible.

PORTFOLIO MANAGEMENT

    At the current time a team of analysts, including Daniel R. Omstead Eng.ScD., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D., Jason C. Akus, M.D./M.B.A. and Michael S. Tung, M.D./ M.B.A. are members of the team that makes investments on behalf of the Trust. These members also perform other duties including, making investments on behalf of HQL. Each of the members of the team listed below have been on the Trust's portfolio management team, which is responsible for the day-to-day management of the Trust's portfolio, since joining the Investment Adviser. Each team member's business experience for at least the last five years is included below.

    Daniel R. Omstead, Eng.ScD., is President and Chief Executive Officer of the Investment Adviser. He is also President of the Trust and HQL. Before joining the Investment Adviser, Dr. Omstead was President and CEO of
Reprogenesis, Inc., a private development stage biotech company developing therapies in the field of regenerative medicine. In 2000, Reprogenesis was merged with two other biotech companies to form Curis, Inc. Before joining Reprogenesis, Dr. Omstead was Senior Vice President, Research and Development at Cytotherapeutics, Inc., a public biotech company that developed CNS therapies. Before entering the biotech industry, Dr. Omstead was employed for 14 years in the pharmaceutical industry at Ortho Pharmaceutical Corporation and at the R.W. Johnson Pharmaceutical Research Institute, both divisions of Johnson & Johnson and at Merck Sharpe & Dohme Research Laboratories, a division of Merck & Company, Inc. While at Johnson & Johnson, Dr. Omstead participated in the development of Orthoclone OKT3-TM-, Eprex-TM-/Procrit-TM- and other biological products. While at Merck, he worked on the development of Recombivax-TM-, Mefoxin-TM-, Heartguard-TM- and other traditional drug products. Dr. Omstead holds Doctoral and Master's Degrees in Chemical Engineering and Applied Chemistry from Columbia University and a B.S. degree in Civil Engineering from Lehigh University.

    Christopher F. Brinzey is Vice President, Research of the Investment Adviser. Mr. Brinzey joined the Investment Adviser in February of 2001 and is responsible for investment research and venture investment due diligence in the following areas: specialty pharmaceuticals and healthcare information technology and services. Before joining the Investment Adviser, Mr. Brizney was a senior analyst for Advest Incorporated's healthcare research team where he covered and helped to finance a number of companies in the healthcare information technology and eHealth sector. Other prior work experience includes project management and consulting for SunGard Financial Systems, a subsidiary of SunGard Data Systems, a global IT solutions and eProcessing company. Mr. Brinzey received a B.A. in psychology from Hobart College and an MBA from Northeastern University.

    Frank T. Gentile, Ph.D., is Vice President, Research of the Investment Adviser. Dr. Gentile joined the Investment Adviser in September 2002. His emphasis is on the analysis of private and public companies in the fields of Functional Genomics and Proteomics, as well as Cell and Gene Therapy. Previously Dr. Gentile was Vice President, Technology Program Management at Millennium Pharmaceuticals. At Millennium, Dr. Gentile was responsible for management of all technology platform development programs. Before joining Millennium, Dr. Gentile was Vice President of Product

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Development at Curis, Inc., a biotechnology company in Cambridge developing products in the area of Regenerative Medicine. From 1997 to 2000, he was Director and then Vice President, Program Management at Reprogenesis, Inc. From 1990-1997 he was employed at CytoTherapeutics, Inc., where he held several scientific and management positions. Dr. Gentile received a B.E. degree in Chemical Engineering from The Cooper Union and a Ph.D. in Chemical Engineering from MIT. Before working in industry, he was a post-doctoral fellow at the Swiss Federal Institute of Technology (ETH) in Zurich, Switzerland. He is also an Adjunct Associate Professor of Biotechnology at Brown University. He has written over 120 peer reviewed publications and holds 30 U.S. patents in the area of biotechnology.

    Jason C. Akus, M.D./M.B.A., has the title Associate, Research and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the Investment Adviser in July of 2001 after graduating from Tufts with an M.D. and M.B.A. Dr. Akus also graduated from Tufts with a B.S. in Mathematics. During medical school, Dr. Akus consulted for a variety of healthcare information technology companies.

    Michael S. Tung, M.D./M.B.A., also has the title Associate, Research and is responsible for investment research and due diligence in the biotechnology, pharmaceuticals and medical technology sectors. Dr. Tung joined the Investment Adviser in November 2003. Before that time, Dr. Tung was an analyst at Durus Capital Management covering companies in the biotechnology, pharmaceuticals, and medical technology sectors. Dr. Tung completed a combined M.D./M.B.A. program at Tufts University School of Medicine, did residency training at the Beth Israel Deaconess Medical Center in Boston, and is a licensed physician in Massachusetts. Dr. Tung has a B.S. in Biology and a B.A. in Economics from the George Washington University.

CODE OF ETHICS

    The Trust's Board of Trustees approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Trust and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including, in certain cases, securities that may be purchased or held by the Trust. See "Code of Ethics" in the Statement of Additional Information.

                              DESCRIPTION OF TRUST

    The Trust is a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on October 31, 1986 pursuant to a Declaration of Trust governed by Massachusetts law and commenced operations on April 22, 1987. The Trust's Declaration of Trust was amended and restated as of April 21, 1987 ("Amended and Restated Declaration of Trust"). The Amended and Restated Declaration of Trust is referred to in this Prospectus as the "Declaration of Trust" unless the context requires otherwise. The Trust's principal offices are located at 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328.

    The Trust's capitalization consists of an unlimited number of shares of beneficial interest, $.01 par value. Each Share represents an equal proportionate beneficial interest in the Trust and, when issued and outstanding, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Trust, Shareholders will be entitled to share pro rata in the net assets of the Trust available for distribution after paying or adequately providing for the payment of all liabilities. The Trust will send annual and semi-annual financial statements to Shareholders and may also issue more abbreviated interim reports to update Shareholders on a quarterly basis. The Trust will hold annual meetings of its Shareholders in accordance with the provisions of the Trust's By-laws and the rules of the NYSE.

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    Shareholders are entitled to one vote for each whole Share held and a proportionate fractional vote for each fractional Share held. The Trust's Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares of the Trust voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining Shares will not be able to elect any Trustees. The Trust has a staggered Board, whereby one class of Trustees is elected each year.

    There were       Shares outstanding as of the Record Date. Assuming that all
Rights are exercised, an additional       Shares will be issued. The Trust may,
at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions.

    For information regarding risk factors pertaining to the Trust, see "Risks."

    As of March 31, 2004, to the best of the Trust's knowledge, and based solely on Schedule 13D/G filings made with the Commission, there was no person who controlled the Trust.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Trust, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm's risk in positioning a block of securities, and research, market and statistical information provided by such firm. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust will not necessarily pay the lowest commission available.

    The Trust intends to purchase and hold securities for capital appreciation and it is not anticipated that frequent portfolio changes will be made for short-term trading purposes or to take advantage of short-term swings in the market. However, changes may be made in the portfolio consistent with the investment objective and policies of the Trust whenever changes are believed by the Investment Adviser to be in the best interest of the Trust and its Shareholders. Risk factors, particularly those relating to a specific security investment or to the market and economic conditions, may also affect the rate at which the Trust buys and sells its portfolio holdings. The Trust has no fixed policy with respect to portfolio turnover rate. The Trust may engage in short-term trading or portfolio securities, including initial public offerings, which may result in increasing the Trust's portfolio turnover rate. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of long-term portfolio securities by the average monthly value of the Trust's long-term portfolio securities. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Trust's performance. The Trust's portfolio turnover rate for the fiscal years ended September 30, 2003 and September 30, 2002 was 32.80% and 17.40%, respectively.

                                NET ASSET VALUE

    The NAV of the Trust's Shares is calculated at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) every day that the NYSE is open. The Trust makes this information available daily by telephone (800) 451-2597, via its web site (www.hqcm.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.). Currently, The Wall Street Journal, The New York Times and Barron's publish NAVs for closed-end investment companies at least weekly.

    NAV is calculated by dividing the value of the securities held by the Trust plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of Shares outstanding at such time. Securities for which market quotations are readily available are valued at market price. Portfolio securities that are traded on one or more U.S. national securities exchanges or in the

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over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Redeemable securities issued by a registered open-end investment company are valued at net asset value per share. Other securities are valued at the mean between the closing bid and asked prices. Short- term investments that mature in 60 days or less are valued at amortized cost, unless the Board determines that such valuation does not constitute fair value.

    Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Temporary cash investments with maturity of 60 days or less are valued at amortized cost. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange-traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. The prevailing currency exchange rate shall be determined within one hour of when the most recently available exchange rate information has been received based on information obtained from a bank or banks.

    Securities that are primarily traded on foreign securities exchanges generally are valued at the last sale price on the exchange on which they are primarily traded. Foreign securities that are primarily traded on the foreign over-the-counter market are generally valued at the last sale quotation, if market quotations are available, or the last reported bid price if there is no active trading in a particular security on a given day. However, if intervening events result in market volatility that significantly affects the value of any such foreign securities after the close of trading on the relevant foreign market, but before the Trust values its Shares on any particular day on which the Trust is required to value its Shares, the Trust may, but is not required to, determine the value of such securities at "fair value," as determined in good faith by or under the direction of the Board of Trustees.

    Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents to determine their current value. In addition, to the extent that the Trust values its foreign securities (other than ADR's and ADS's) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the Trust's net asset value may not take place contemporaneously with the valuation of foreign securities held by the Trust.

    The value of any security or other asset for which market quotations are not readily available shall be determined in a manner that most fairly reflects the security's (or asset's) "fair value," which is the amount that the Trust might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (1) the type of the security;
(2) the size of the holding (including percent of outstanding securities of issuer held by the Trust); (3) the initial cost of the security; (4) the existence of any contractual restrictions on the security's disposition and the time to freedom from such restrictions; (5) the price and extent of public trading in similar securities of the issuer or of comparable companies;
(6) quotations or prices from broker-dealers and/or pricing services;
(7) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (8) an analysis of the company's financial statements; (9) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security); and (10) the price of securities in a subsequent round of financing of an issuer in an arm's-length transaction, if the round includes a new third party investor.

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    Sometime a "significant valuation event" may cause the market value of a security to differ from the fair market value of that security. A "significant valuation event" is an event that causes or is likely to cause a market quotation to be unavailable or unreliable, and may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; market disruptions or closings caused by human error, equipment failures, natural disasters, armed conflicts, acts of God, governmental actions or other developments, as well as the same or similar events which may affect specific issues or the securities markets even though not tied directly to the securities markets. A significant valuation event occurring after the close of trading but before the time of valuation may mean that the closing price for the security does not constitute a readily available market quotation. If a significant valuation event has occurred, the security will be valued at fair value as determined in good faith by the Board in accordance with the procedures hereinafter described. Such valuations and procedures will be reviewed periodically by the Board.

    The fair value of investments for which no market exists can not be precisely determined. With respect to securities of a company in its early stage of development, valuation will typically be based upon the original cost to the Trust. This methodology will typically be used until significant developments affecting the portfolio company provide a basis for a change in valuation. The status of portfolio companies is monitored for progress against plan, advancement of the stage of product development, and other factors. When revenues and earnings are present they are monitored. Valuation changes are event driven. When an appropriate event occurs (e.g., the completion of a third party transaction or a significant change in business model) valuation is changed accordingly. In addition the Trust will typically base changes in valuation on actual transactions or on actual firm offers by sophisticated independent investors unaffiliated with the Adviser. Legal or contractual restrictions on the sale of portfolio securities by the Trust will be considered in the valuation of such securities.

    Other assets, which include cash, prepaid and accrued items, accounts receivable and income on investments and from the sale of portfolio securities, are carried in accordance with generally accepted accounting principles, as are all liabilities. Liabilities primarily include accrued expenses, sums owed for securities purchased and dividends payable.

                          DIVIDENDS AND DISTRIBUTIONS

    The Trust expects to distribute to Shareholders annually dividends of all or a portion of its investment company taxable income, if any. For federal income tax purposes, the Trust is required to distribute substantially all of its investment company taxable income for each year. Net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, may be distributed or may be retained at the discretion of the Board. "Investment company taxable income," as used herein, includes all interest and other ordinary income earned by the Trust on its portfolio holdings and net short-term capital gains in excess of net long-term capital losses, less the Trust's expenses. See "Taxation--Distributions."

    Various factors will affect the level of the Trust's income, including the asset mix, the performance of the companies represented in the Trust's portfolio, and the Trust's use of hedging and fluctuations in the rate of exchange between foreign currencies and the U.S. dollar to the extent the Trust has invested in Foreign Securities. Each Shareholder will have all dividends and distributions reinvested in Shares of the Trust issued pursuant to the Trust's Plan, unless the Shareholder elects not to participate in the Plan. Shareholders who elect not to participate in the Plan will receive their dividends and distributions in cash. See "Dividend Reinvestment Plan." Notices will be provided in accordance with Section 19(a) of the Investment Company Act.

    The current distribution policy is to declare distributions in stock. Stock distributions will automatically be paid in newly-issued full Shares of the Trust plus cash in lieu of any fraction of a

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Share, unless otherwise instructed by the Shareholder. If a Shareholder elects to receive a distribution in cash, rather than in Shares, the Shareholder's relative ownership in the Trust will be reduced.

QUARTERLY DISTRIBUTION POLICY

    On May 10, 1999, the Trust's Board of Trustees adopted a managed distribution policy with respect to the Trust's Shares. Under the managed distribution policy, the Trust intends to make quarterly distributions to its Shareholders equal to 2.0% of the Trust's net asset value. If, for any taxable year, the total distributions required for the Trust's distribution policy exceed the Trust's annual investment company taxable income and net long-term capital gains, the excess will generally be treated as a return of capital (up to the amount of the Shareholder's adjusted tax basis in his or her Shares). The amount treated as a tax-free return of capital will reduce a Shareholder's adjusted basis in his or her own Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her Shares.

    If the Trust's investment company taxable income and net long-term capital gains for any taxable year or calendar year exceed the amount required to be distributed under the distribution policy, the Trust will at a minimum make distributions necessary to permit it to qualify for treatment as a regulated investment company under the Code. The Trust has the discretion to retain for reinvestment net long-term capital gains in excess of net short-term capital losses, to the extent that it does not need to distribute these gains to meet its managed distribution obligation or tax requirements. Any retained gains may be subject to taxation, although Shareholders may receive credit for taxes paid by the Trust. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

    This distribution policy may, under certain circumstances, have certain adverse consequences to the Trust and its Shareholders. To make such distributions, the Trust may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Trust's quarterly distribution policy may be changed by the Board of Trustees without Shareholder approval.

    The Trust's most recent distribution of $0.39 per Share was payable to Shareholders of record on February 20, 2004. That distribution was paid in Shares on March 30, 2004. For the 2003 calendar year, the Trust distributed a total of $1.68 per Share. The first regular quarterly distribution to be paid on Shares acquired upon exercise of Rights will be the first quarterly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer will not be entitled to the distribution to be declared to
Shareholders of record on             , 2004 which is payable in June 2004.

                           DIVIDEND REINVESTMENT PLAN

    Each Shareholder holding Shares of the Trust will automatically be a participant in the Trust's Plan, unless the Shareholder elects not to participate in the Plan. Under the Plan, whenever the Trust declares a distribution of dividends and capital gains payable in Shares or cash, the distribution of dividends and capital gains will be automatically reinvested by EquiServe Trust Company (the "Plan Agent"), in whole or fractional Shares of the Trust, as the case may be, for the accounts of the participating shareholders. Shareholders who specifically elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check in U.S. dollars mailed directly to the shareholders (or if the Shares are held in street or other nominee name, then to the nominee) by the Dividend Disbursing Agent. Shareholders may receive more detailed information regarding the Plan from the Plan Agent.

    The Plan Agent serves as agent for the Shareholders in administering the Plan. Participants in the Plan will receive Shares valued on the valuation date, generally at the lower of market price or NAV,

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except as specified below. The valuation date will be the dividend or distribution payment date or a date determined by the Board of Trustees. Whenever the market price per Share is equal to or exceeds NAV on the valuation date, participants will be issued Shares at the greater of (i) NAV or (ii) 95% of the then-current market price of the Shares. If the NAV of the Shares on the valuation date exceeds the market price of the Shares at that time, participants will receive Shares from the Trust valued at the market price. The market price of the Shares on a particular date shall be the last sales price on the NYSE on that date or, if no sale occurred on the NYSE on that date, then the mean between the closing bid and asked quotations for the Shares on the NYSE on such date; and NAV per Share on a particular date shall be as determined by or on behalf of the Trust.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the terms and conditions of the Plan may be amended or supplemented by the Plan Agent or the Trust at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Commission or any other regulatory authority, only by mailing to the Shareholders appropriate written notice at least 90 days before the effective date of the change. All correspondence concerning the Plan should be directed to the Plan Agent, EquiServe Trust Company at P.O. Box 43010, Providence, RI 02940-3010 Shareholders may also contact the Plan Agent toll-free by telephone at (800) 426-5523.

                                    TAXATION

    The following discussion is based upon the advice of Dechert LLP, counsel for the Trust, and is a general summary of the principal U.S. federal income tax considerations regarding an investment in the Trust. The discussion is based on laws, regulations, rulings and decisions currently in effect, all of which are subject to change (possibly with retroactive effect) or different interpretations. The discussion below does not purport to deal with all of the federal income tax consequences applicable to the Trust, or to all categories of investors, some of which may be subject to special rules. Each prospective shareholder is urged to consult with his or her own tax adviser with respect to the specific federal, state, local, foreign and other tax consequences of investing in Shares of the Trust.

TAXATION OF THE TRUST

    The Trust intends to qualify and elect to be treated each taxable year as a regulated investment company ("RIC") under the Code. The principal federal income tax benefits of qualifying as a RIC, as compared to an ordinary taxable corporation, are that a RIC generally is not itself subject to federal income tax on ordinary investment income and net capital gains that are currently distributed to its shareholders, and that the character of long-term capital gains which are recognized and properly designated by a RIC flows through to its shareholders, who receive (or are deemed to receive) distributions of such income. However, the Trust would be subject to corporate income tax (currently at a maximum marginal rate of 35%) on any undistributed income.

DISTRIBUTIONS

    Dividends paid from investment company taxable income generally will be taxable to shareholders as ordinary income whether paid in cash or reinvested in the Trust's Shares. The Trust intends to distribute to its shareholders substantially all of its investment company taxable income, if any, for each year. It is anticipated that the Trust's income distributions will be paid annually in additional Shares unless the shareholder elects payment in cash.

    A portion of the dividends paid by the Trust may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Trust distribution is treated as qualified dividend income to the extent that the Trust receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Trust distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

    If a portion of the Trust's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends-received deduction.

    Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses designated by the Trust as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Trust's Shares, regardless of how long the shareholders have held the Trust's Shares, and will not be eligible for the dividends received deduction for corporations.

    Each year, Shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Trust and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

    Gain or loss realized upon the sale or exchange of Shares will be a capital gain or loss if the Shares are capital assets in the Shareholder's hands and generally will be long-term or short-term, depending upon the Shareholder's holding period for the Shares. You should be aware that any loss realized upon the sale or exchange of Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gain to the Shareholder with respect to such Shares. In addition, any loss realized on a sale or exchange of Shares will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to the Plan. In such case, the basis of Shares acquired will be adjusted to reflect the disallowed loss.

    If a Shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Trust that the taxpayer identification number listed on the account is incorrect according to their records or that the Shareholder is subject to backup withholding, federal law generally requires the Trust to withhold 28% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Trust to withhold up to 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien and other non-U.S. shareholder accounts.

    This is a brief summary of some of the tax laws that affect an investment in the Trust. Moreover, the foregoing does not address the many factors that may determine whether an investor will be liable for the federal alternative minimum tax. Please see the SAI and a tax adviser for further information.

                     CUSTODIAN AND TRANSFER AGENT, DIVIDEND
              DISBURSING AGENT, REGISTRAR, AND SUBSCRIPTION AGENT

    The Trust's securities and cash are held under a custodian contract by State Street Bank and Trust Company (the "Custodian"), whose principal business address is 225 Franklin Street, Boston, MA 02110. The Custodian also performs certain accounting related functions for the Trust, including calculation of NAV and net income.

    EquiServe, Inc. serves as Dividend Disbursing Agent. EquiServe Trust Company, a fully owned subsidiary of EquiServe, Inc., serves as (1) the Plan Agent for the Trust's Dividend Reinvestment Plan, (2) the Transfer Agent and Registrar for Shares of the Trust and (3) the Subscription Agent in connection with the Offer. EquiServe, Inc. and EquiServe Trust Company have their principal business at 150 Royall Street, Canton, MA 02021.

                                 LEGAL MATTERS

    The validity of the Shares offered hereby will be passed on for the Trust by Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116-5021.

                                    EXPERTS

    PricewaterhouseCoopers, LLP, independent auditors, are the independent auditors of the Trust. The audited financial statements of the Trust and certain of the information appearing under the caption "Financial Highlights" included in this Prospectus for fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001 have been audited by PricewaterhouseCoopers, LLP and are included in reliance upon such reports and upon the authority of such firms as experts in accounting and auditing. PricewaterhouseCoopers, LLP has an office at 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP provides certain services with respect to the Trust's semi-annual reports and may perform tax and other professional services for the Trust.

    The audited financial statements of the Trust and certain of the information appearing under the caption "Financial Highlights" included in this Prospectus for fiscal years through September 30, 2000 have been audited by Arthur Andersen LLP, the Trust's previous independent accountants. Arthur Andersen LLP's reports expressed an unqualified opinion on those financial statements and financial highlights. Arthur Andersen LLP ceased operations in 2002.

                            REPORTS TO SHAREHOLDERS

    The Trust will send unaudited semiannual reports and audited annual reports, including a list of investments held, to shareholders. The Trust has in the past also issued more abbreviated interim reports to Shareholders on a quarterly basis.

                             ADDITIONAL INFORMATION

    The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information filed by the Trust can be inspected and copied (at prescribed rates) at the public reference facilities of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Trust's Shares are listed on the NYSE. Reports, proxy statements and other information concerning the Trust can also be inspected and copied at the Library of the NYSE, 20 Broad Street, New York, NY 10005.

    This Prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and appendices thereto, the "Registration Statement") filed by the Trust with the Commission under the Securities Act and the Investment Company Act. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Trust and the Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the Commission.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

    Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Trust to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risks" and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Trust nor any other person assumes responsibility for the accuracy and completeness of such statements. To the extent required by law, the Trust undertakes to supplement this Prospectus to reflect any material changes to the Trust after the date of this Prospectus.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                PAGE
                                                              --------
Additional Information About Investments and Investment
  Techniques................................................      2
Investment Restrictions.....................................      7
Trustees and Officers.......................................      9
The Trust...................................................     14
Investment Advisory Agreement...............................     17
Code of Ethics..............................................     21
Net Asset Value.............................................     21
Portfolio Transactions and Brokerage........................     24
Dividend Reinvestment Plan..................................     26
Tax Matters.................................................     28
Custodian and Transfer Agent, Dividend Disbursing Agent and
  Registrar.................................................     34
Financial Statements........................................     34
Appendix A--Proxy Voting Policies and Procedures............     36

                         REPORT OF INDEPENDENT AUDITORS

TO THE TRUSTEES AND SHAREHOLDERS OF H&Q HEALTHCARE INVESTORS:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of H&Q Healthcare Investors (the "Fund") at September 30, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

    The financial statements of the Fund as of September 30, 2000 and for the two years then ended were audited by other independent accountants whose report dated November 3, 2000 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 25, 2003

                              FINANCIAL STATEMENTS

    The following are the financial statements and related notes from the Trust's September 30, 2003 Annual Report to Shareholders, including the Schedule of Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, the Statement of Cash Flows and the five year Financial Highlights. It is expected that the unaudited financial statements included in the Trust's Semi-Annual Report to Shareholders for the six months ended March 31, 2004 will be mailed to Shareholders and available on the Trust's website (www.hqcm.com) on or around June 1, 2004.

                            H&Q HEALTHCARE INVESTORS
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2003

SHARES                                                                                   VALUE
------                                                                                ------------
                        CONVERTIBLE SECURITIES--21.8% OF NET ASSETS

                        CONVERTIBLE PREFERRED (RESTRICTED)--21.7%

                        DRUG DISCOVERY TECHNOLOGIES--7.2%

      2,380,953         Agilix Series B*............................................  $  1,500,001
        850,436         Avalon Pharmaceuticals Series B*............................     2,999,964
        375,000         Ceres Series C*.............................................     2,250,000
         27,443         Ceres Series C-1*...........................................       164,658
        277,967         Ceres Series D*.............................................     1,667,802
        139,873         Galileo Laboratories Series F*..............................       489,555
      1,212,709         Idun Pharmaceuticals Series A-1*^...........................     3,000,000
      1,034,519         Senomyx Series E*...........................................     3,000,002
      1,750,000         Triad Therapeutics Series A*^...............................     1,750,000
        525,000         Triad Therapeutics Series B*^...............................       525,000
      1,200,000         Triad Therapeutics Series C*^...............................     1,200,000
        923,077         Zyomyx Series B*............................................       923,077
        600,000         Zyomyx Series C*............................................       600,000
        600,000         Zyomyx Series E*............................................       600,000

                        EMERGING BIOPHARMACEUTICALS--4.8%

        453,828         ACADIA Pharmaceuticals Series E*............................     1,225,336
        277,778         ACADIA Pharmaceuticals Series F*............................       750,001
        952,381         Agensys Series C*...........................................     3,000,000
      1,818,182         Raven biotechnologies Series B*^............................     1,509,091
      2,809,157         Raven biotechnologies Series C*^............................     2,331,600
        211,765         Theravance Series C*........................................     1,905,885
        200,000         Theravance Series D-1*......................................     1,800,000
         47,407         Therion Biologics Series A*.................................        85,333
        240,000         Therion Biologics Series B*#................................       432,000
        407,712         Therion Biologics Series C*#................................       733,882
         36,092         Therion Biologics Sinking Fund*.............................           361

                        HEALTHCARE SERVICES--3.8%

      1,577,144         CardioNet Series C*^........................................     5,520,004
        484,829         CytoLogix Series A*^........................................       399,984
        227,130         CytoLogix Series B*#^.......................................       187,382
      5,384,615         PHT Series D*^..............................................     4,200,000
        743,282         PHT Series E*^..............................................       579,760

                        MEDICAL DEVICES AND DIAGNOSTICS--5.9%

        636,364         AbTox Series F*+............................................         6,364
      4,852,940         Concentric Medical Series B*^...............................     3,299,999
        222,222         EPR Series A*...............................................         2,222
        343,750         LocalMed Series D*..........................................         3,437
        160,000         Masimo Series D*............................................     1,760,000

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2003

SHARES                                                                                   VALUE
------                                                                                ------------
        631,580         Novacept Series G*#.........................................  $  2,178,951
        347,826         Novacept Series H*..........................................     1,200,000
      1,632,653         OmniSonics Medical Technologies Series B*^..................     2,180,898
        639,659         Songbird Hearing Series D*..................................         6,397
        652,173         TherOx Series H*............................................     1,976,084
        820,313         VNUS Medical Technologies Series E*.........................     4,200,003
                                                                                      ------------
                                                                                      $ 62,145,033
                                                                                      ------------

PRINCIPAL
AMOUNT
---------
                        CONVERTIBLE BONDS AND NOTES (RESTRICTED)--0.1%

                        HEALTHCARE SERVICES--0.1%
     $  168,337         CytoLogix 6.75% Cvt. Note, due 2003^........................  $    168,337
      1,577,366         FitForAll.com 10% Prom. Note*+..............................           158
         96,605         PHT Bridge Loan, due 2004*^.................................        96,605

                        MEDICAL DEVICES AND DIAGNOSTICS--0.0%

        180,000         AbTox 12% Prom. Note*+......................................        84,000
                                                                                      ------------
                                                                                      $    349,100
                                                                                      ------------
                        TOTAL CONVERTIBLE SECURITIES
                        (COST $86,203,104)..........................................  $ 62,494,133
                                                                                      ============

SHARES                                                                                   VALUE
------                                                                                ------------
                        COMMON STOCKS--64.9%

                        BIOPHARMACEUTICALS--28.4%

         81,000         Amgen*......................................................  $  5,230,170
        101,848         Biopure Class A*............................................       658,956
        204,900         Celgene*....................................................     8,878,317
        441,471         Corixa*.....................................................     3,514,109
         33,164         Corixa Warrants (expire 8/14/07)*...........................        60,690
        803,657         Cubist Pharmaceuticals*.....................................     8,671,459
        312,823         CV Therapeutics*............................................     6,882,106
        308,400         Enzon Pharmaceuticals*......................................     3,589,776
        120,000         Genzyme*....................................................     5,550,000
        213,000         Gilead Sciences*............................................    11,913,090
        279,000         MedImmune*..................................................     9,209,790
         93,100         Neurocrine Biosciences*.....................................     4,610,312
        267,000         Pfizer......................................................     8,111,460
        180,000         Pozen*......................................................     3,200,400
        113,700         Vertex Pharmaceuticals*.....................................     1,398,510
                                                                                      ------------
                                                                                        81,479,145
                                                                                      ------------

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2003

SHARES                                                                                   VALUE
------                                                                                ------------
                        DRUG DELIVERY--3.4%

        225,000         Aradigm*....................................................  $    402,750
        833,333         DepoMed*....................................................     5,291,664
        291,667         DepoMed Warrants (expire 4/21/08)*..........................     1,222,085
        532,580         Durect*.....................................................     1,789,469
        338,892         Sontra Medical*^............................................       518,505
        346,729         Sontra Medical (Restricted)*^...............................       424,396
                                                                                      ------------
                                                                                         9,648,869
                                                                                      ------------
                        DRUG DISCOVERY TECHNOLOGIES--2.7%

        933,000         deCODE Genetics*............................................     4,394,430
        507,200         Lexicon Genetics*...........................................     2,617,152
        170,142         Lynx Therapeutics*..........................................       867,724
        386,400         Lynx Therapeutics Warrants (expire 4/29/07)*................             0
                                                                                      ------------
                                                                                         7,879,306
                                                                                      ------------
                        EMERGING BIOPHARMACEUTICALS--13.4%

        311,300         Adolor*.....................................................     5,712,355
          2,760         BioTransplant (Restricted) Warrants (expire 8/12/04)*.......             0
          6,300         BioTransplant (Restricted) Warrants (expire 10/31/04)*......             0
          1,150         BioTransplant (Restricted) Warrants (expire 8/15/05)*.......            69
        387,802         Dyax*.......................................................     2,381,104
        243,100         Encysive Pharmaceuticals*...................................     1,533,961
        732,600         Exelixis*...................................................     5,230,764
        457,600         Kosan Biosciences*..........................................     3,642,496
         99,314         Rigel Pharmaceuticals*......................................     1,430,122
        410,237         Telik*......................................................     8,225,252
         33,332         Therion Biologics (Restricted) C-2 Units*#..................        59,998
        226,760         Therion Biologics (Restricted)*.............................         2,268
        270,270         Tularik*....................................................     2,664,862
        418,165         Vicuron Pharmaceuticals*....................................     7,401,520
         14,947         Vicuron Pharmaceuticals Warrants (expire 8/25/05)*..........       176,492
                                                                                      ------------
                                                                                        38,461,263
                                                                                      ------------
                        GENERIC PHARMACEUTICALS--7.5%

        135,000         aaiPharma*..................................................     2,309,850
        705,770         Impax Laboratories*.........................................     8,829,183
         43,934         Impax Laboratories Warrants (expire 6/30/05)*...............       263,035
        326,600         IVAX*.......................................................     6,401,360
         62,100         Teva Pharmaceutical Industries ADR..........................     3,549,015
                                                                                      ------------
                                                                                        21,352,443
                                                                                      ------------

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2003

SHARES                                                                                   VALUE
------                                                                                ------------
                        HEALTHCARE SERVICES--2.3%

         85,200         Charles River Labs*.........................................  $  2,614,788
        454,500         WebMD*......................................................     4,054,140
        306,208         Syntiro Healthcare Services (Restricted)*...................         3,062
        188,096         Syntiro Healthcare Services (Restricted) Warrants (expire
                        10/15/04)*..................................................             0
                                                                                      ------------
                                                                                         6,671,990
                                                                                      ------------
                        MEDICAL DEVICES AND DIAGNOSTICS--7.2%

        522,617         Biofield*...................................................        99,297
        600,000         Biofield (Restricted)*......................................        96,000
      1,000,000         Endocardial Solutions*^.....................................     5,000,000
        645,000         EP MedSystems*..............................................     2,560,650
        209,000         IDEXX Laboratories*.........................................     8,880,410
        160,000         Masimo Labs (Restricted)*...................................         1,600
      1,020,000         Orthovita*^.................................................     3,978,000
                                                                                      ------------
                                                                                        20,615,957
                                                                                      ------------
                        TOTAL COMMON STOCKS
                        (COST $120,121,144).........................................  $186,108,973
                                                                                      ============

PRINCIPAL
AMOUNT
---------
                        TEMPORARY CASH INVESTMENTS--14.2%

     $14,500,000        American Express Credit Corp.; 1.03%, due 10/10/03..........  $ 14,496,266
       7,800,000        Exxon Proj. Yrs. 3 & 4; 0.97%, due 10/17/03.................     7,796,637
       1,300,000        General Electric Capital Corp.; 1.03% due 10/1/03...........     1,300,000
       3,100,000        General Electric Capital Corp.; 1.03% due 10/15/03..........     3,098,758
      14,000,000        U.S. Treasury Bill; 0.75%, due 10/23/03.....................    13,993,583
                                                                                      ------------
                        TOTAL TEMPORARY CASH INVESTMENTS
                        (COST $40,685,244)..........................................  $ 40,685,244
                                                                                      ============
                        TOTAL INVESTMENTS
                        (COST $247,009,492).........................................  $289,288,350
                                                                                      ============

------------------------

*   Non income-producing security.

#  With warrants attached.

^ Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $41,069,564.

+  Issuer filed for bankruptcy.

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 2003

ASSETS:
  Investments, at value (identified cost $247,009,492; see
    Schedule of Investments)................................  $289,288,350
Cash........................................................     1,998,971
  Receivable for investments sold...........................        60,000
  Interest receivable.......................................        54,750
  Prepaid expenses..........................................        51,219
                                                              ------------
    Total assets............................................  $291,453,290
                                                              ------------
LIABILITIES:
  Payable for investments purchased.........................  $  4,217,837
  Accrued advisory fee......................................       325,731
  Accrued audit fee.........................................        68,525
  Accrued other.............................................        86,343
                                                              ------------
    Total liabilities.......................................  $  4,698,436
                                                              ------------
NET ASSETS..................................................  $286,754,854
                                                              ============
SOURCES OF NET ASSETS:
  Shares of beneficial interest, par value $.01 per share,
    unlimited number of shares authorized, amount paid in on
    14,608,952 shares issued and outstanding................  $235,148,591
  Accumulated net realized gain on investments..............     9,327,405
  Net unrealized gain on investments........................    42,278,858
                                                              ------------
    Total net assets (equivalent to $19.63 per share based
      on 14,608,952 shares outstanding).....................  $286,754,854
                                                              ============

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED SEPTEMBER 30, 2003

INVESTMENT INCOME:
  Dividend income (net of foreign tax of $1,366)............  $    45,869
  Interest income...........................................      937,637
                                                              -----------
    Total investment income.................................  $   983,506
EXPENSES:
  Advisory fees.............................................  $ 3,503,127
  Trustees' fees and expenses...............................      136,980
  Legal fees................................................      121,806
  Shareholder reporting.....................................      116,680
  Accounting and auditing fees..............................       92,435
  Custodian fees............................................       73,725
  Transfer agent fees.......................................       59,289
  Stock exchange listing fee................................       40,312
  Other.....................................................       83,239
                                                              -----------
    Total expenses..........................................    4,227,593
                                                              -----------
      Net investment loss...................................  $(3,244,087)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................  $26,376,623
  Increase in net unrealized gain on investments............   31,417,229
                                                              -----------
      Net gain on investments...............................  $57,793,852
                                                              -----------
        Net increase in net assets resulting from
          operations........................................  $54,549,765
                                                              ===========

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE YEAR ENDED
                                                              -----------------------------
                                                              SEPTEMBER 30,   SEPTEMBER 30,
                                                                  2003            2002
                                                              -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment loss.......................................  $ (3,244,087)   $  (3,593,224)
  Net realized gain on investments..........................    26,376,623       33,875,011
  Increase (decrease) in net unrealized gain on
    investments.............................................    31,417,229     (106,220,050)
                                                              ------------    -------------
    Net increase (decrease) in net assets resulting from
      operations............................................  $ 54,549,765    $ (75,938,263)
                                                              ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized capital gains................................  $(29,863,899)   $ (39,468,231)
                                                              ------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Value of shares issued in reinvestment of distributions
    (1,285,469 and 1,281,419 shares, respectively)..........  $ 20,063,210    $  28,039,066
                                                              ------------    -------------
    Net increase (decrease) in net assets...................  $ 44,749,076    $ (87,367,428)
NET ASSETS:
  Beginning of year.........................................   242,005,778      329,373,206
                                                              ------------    -------------
  End of year...............................................  $286,754,854    $ 242,005,778
                                                              ============    =============

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                            STATEMENT OF CASH FLOWS

                     FOR THE YEAR ENDED SEPTEMBER 30, 2003

CASH FLOWS USED FOR OPERATING ACTIVITIES:
  Interest and other income received........................  $    872,218
  Dividends received........................................        45,869
  Operating expenses paid...................................    (4,236,900)
                                                              ------------
    Net cash used for operating activities..................  $ (3,318,813)
                                                              ------------
CASH FLOWS PROVIDED FROM INVESTING ACTIVITIES:
  Purchases of portfolio securities.........................  $(66,416,016)
  Net sales of temporary cash investments...................     6,989,549
  Sales and maturities of portfolio securities..............    74,502,121
                                                              ------------
    Net cash provided from investing activities.............  $ 15,075,654
                                                              ------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
  Cash distributions paid, net..............................  $ (9,800,689)
                                                              ------------
    Net cash used for financing activities..................  $ (9,800,689)
                                                              ------------
NET DECREASE IN CASH........................................  $  1,956,152
CASH AT BEGINNING OF YEAR...................................        42,819
                                                              ------------
CASH AT END OF YEAR.........................................  $  1,998,971
                                                              ============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations......  $ 54,549,765
  Accretion of discount.....................................       (77,536)
  Net realized gain on investments..........................   (26,376,623)
  Increase in net unrealized gain on investments............   (31,417,229)
  Decrease in dividends and interest receivable.............        12,117
  Increase in accrued expenses..............................        12,497
  Increase in prepaid expenses..............................       (21,804)
                                                              ------------
    Net cash used for operating activities..................  $ (3,318,813)
                                                              ============

    Noncash financing activities not included herein consist of stock distributions of $20,063,210.

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                              FINANCIAL HIGHLIGHTS

        (SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING

                        THROUGHOUT THE PERIOD INDICATED)

                                                    FOR THE YEAR ENDED SEPTEMBER 30,
                            ---------------------------------------------------------------------------------
                                2003            2002(1)             2001              2000           1999
                            ------------      ------------      ------------      ------------   ------------
Net asset value per share:
  Beginning of year.......  $     18.160      $     27.350      $     46.147      $     21.771   $     16.711
                            ------------      ------------      ------------      ------------   ------------
Net investment loss.......  $     (0.231)(2)  $     (0.283)(2)  $     (0.195)(2)  $     (0.290)  $     (0.176)
Net realized and
  unrealized gain (loss)
  on investments..........         3.871            (5.727)          (13.822)           28.131          5.596
                            ------------      ------------      ------------      ------------   ------------
Total increase (decrease)
  from investment
  operations..............  $      3.640      $     (6.010)     $    (14.017)     $     27.841   $      5.420
                            ------------      ------------      ------------      ------------   ------------
Capital gains
  distributions to
  shareholders............  $     (2.170)     $     (3.180)     $     (4.780)     $     (3.465)  $     (0.360)
                            ------------      ------------      ------------      ------------   ------------
Net asset value per share:
  End of year.............  $     19.630      $     18.160      $     27.350      $     46.147   $     21.771
                            ============      ============      ============      ============   ============
Per share market value:
  End of year.............  $      17.66      $      14.10      $      21.74      $      36.19   $      16.31
Total investment return at
  market value............         43.49%           (25.24)%          (27.23)%          151.66%         27.39%
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets at end of
  year....................  $286,754,854      $242,005,778      $329,373,206      $485,582,570   $209,519,627
Ratio of operating
  expenses to average net
  assets..................          1.65%             1.64%             1.42%             1.45%          1.46%
Ratio of net investment
  loss to average net
  assets..................         (1.27%)           (1.16%)           (0.62%)           (0.86%)        (0.91%)
Portfolio turnover rate...         32.80%            17.40%            16.17%            12.90%         24.88%
Number of shares
  outstanding at end of
  year....................    14,608,952        13,323,483        12,042,064        10,522,490      9,623,524

--------------------------

(1) The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.009, an increase in net realized and unrealized loss on investments per share of $.009 and a decrease in the ratio of net investment loss to average net assets from (1.20%) to (1.16%). Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment loss per share has been computed using average shares outstanding.

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                         NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2003

(1) ORGANIZATION

    H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.

    The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the United States of America.

INVESTMENT SECURITIES

    Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 4, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. Temporary cash investments with maturity of 60 days or less are valued at amortized cost. Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

DISTRIBUTIONS

    The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. The Fund has adjusted for the effect of certain permanent book/tax differences, which primarily related to net operating losses, short-term capital gains and market discount for the year ended September 30, 2003. This adjustment has no effect on the Fund's net assets, net investment loss or net realized gain. The calculation of net investment loss per share in the financial highlights excluded this adjustment. At September 30, 2003, the Fund's undistributed net realized gain on a tax basis was the same as accumulated net realized gain on investments.

    Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated $29,863,899 as a long-term capital gain distribution for its taxable year ended September 30, 2003.

                            H&Q HEALTHCARE INVESTORS

                               SEPTEMBER 30, 2003

DISTRIBUTION POLICY

    The current distribution policy is to declare distributions in stock. Stock distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

STATEMENT OF CASH FLOWS

    The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include temporary cash investments at September 30, 2003.

(2) SECURITIES TRANSACTIONS

    The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the year ended
September 30, 2003 totaled $70,633,853 and $72,888,497, respectively. At September 30, 2003, the total cost of securities for Federal income tax purposes was $247,009,492. The net unrealized gain on securities held by the Fund was $42,278,858, including gross unrealized gain of $86,279,493 and gross unrealized loss of $44,000,635.

    At September 30, 2003, the Fund was committed to participate in a round of financing to purchase additional shares of restricted preferred stock for approximately $122,000. The Fund expects to satisfy this commitment in part through the conversion of a loan.

(3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Certain officers and Trustees of the Fund are also officers of the Adviser.

    Trustees who are not affiliates of the Adviser receive an annual fee of $15,000 plus $1,500 for each meeting attended.

(4) VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

    The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 22% of the Fund's net assets at September 30, 2003.

                            H&Q HEALTHCARE INVESTORS

                               SEPTEMBER 30, 2003

    The value of the venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

    During the year ended September 30, 2003, the Fund sold restricted securities for cash and a pro portionate interest in a 5% interest-bearing promissory note due October 31, 2004. The Fund's interest in the note has a par value of $121,200 whose estimated value of $60,000 at September 30, 2003 has also been determined by the Trustees and which is included in the Receivable for Investments Sold in the Statement of Assets and Liabilities. The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 2003, as determined by the Trustees of the Fund.

                                      ACQUISITION                    CARRYING VALUE
SECURITY                                  DATE            COST          PER UNIT          VALUE
--------                            ----------------   -----------   ---------------   -----------
AbTox
  Series F Cvt. Pfd...............            3/7/97   $ 1,485,126       $0.010        $     6,364
  12% Promissory Note.............   2/26/98-3/26/98       180,000        0.467             84,000
ACADIA Pharmaceuticals
  Series E Cvt. Pfd...............    5/2/00-3/24/03     3,000,594        2.700          1,225,336
  Series F Cvt. Pfd...............           3/19/03       750,363        2.700            750,001
Agensys
  Series C Cvt. Pfd...............           2/14/02     3,005,073        3.150          3,000,000
Agilix
  Series B Cvt. Pfd...............           11/8/01     3,014,260        0.630          1,500,001
Avalon Pharmaceuticals
  Series B Cvt. Pfd...............          10/22/01     3,008,325        3.528          2,999,964
Biofield
  Common..........................          12/15/00       302,984        0.160             96,000
BioTransplant
  Common Warrants (expire
    8/12/04)......................           8/12/94             0        0.000                  0
  Common Warrants (expire
    10/31/04).....................          10/31/94             0        0.000                  0
  Common Warrants (expire
    8/15/05)......................           8/18/95             0        0.060                 69
CardioNet^
  Series C Cvt. Pfd...............    5/3/01-3/25/03     5,546,931        3.500          5,520,004
Ceres
  Series C Cvt. Pfd...............          12/23/98     1,502,620        6.000          2,250,000
  Series C-1 Cvt. Pfd.*...........            1/4/01       111,488        6.000            164,658
  Series D Cvt. Pfd.*.............           3/14/01     1,668,122        6.000          1,667,802
Concentric Medical
  Series B Cvt. Pfd...............    5/7/02-1/24/03     3,328,055        0.680          3,299,999
CytoLogix^
  Series A Cvt. Pfd...............   1/13/98-7/21/99     2,332,441        0.825            399,984
  Series B Cvt. Pfd.*.............           1/11/01     1,153,658        0.825            187,382
  Cvt. Note.......................           5/29/02       168,337        1.000            168,337

                            H&Q HEALTHCARE INVESTORS

                               SEPTEMBER 30, 2003

                                      ACQUISITION                    CARRYING VALUE
SECURITY                                  DATE            COST          PER UNIT          VALUE
--------                            ----------------   -----------   ---------------   -----------
EPR
  Series A Cvt. Pfd...............            3/9/94   $ 1,000,409       $0.010        $     2,222
FitForAll.com
  10% Promissory Note*............   2/22/00-9/18/00     1,613,493        0.000                158
Galileo Laboratories
  Series F Cvt. Pfd...............           8/18/00     3,002,682        3.500            489,555
Idun Pharmaceuticals
  Series A-1 Cvt. Pfd.............          11/26/02     3,001,966        2.474          3,000,000
LocalMed
  Series D Cvt. Pfd...............            2/9/96     1,376,970        0.010              3,437
Masimo
  Series D Cvt. Pfd...............           8/14/96     1,120,040       11.000          1,760,000
Masimo Labs
  Common..........................           8/14/96             0        0.010              1,600
Novacept
  Series G Cvt. Pfd.*.............           3/27/01     3,001,927        3.450          2,178,951
  Series H Cvt. Pfd...............           4/25/02     1,200,000        3.450          1,200,000
OmniSonics Medical Technologies^
  Series B Cvt. Pfd...............           5/24/01     2,404,898        1.336          2,180,898
PHT^
  Series D Cvt. Pfd...............           7/23/01     4,202,025        0.780          4,200,000
  Series E Cvt. Pfd...............           9/12/03       579,760        0.780            579,760
  Bridge Loan.....................           7/15/03        96,605        1.000             96,605
Raven biotechnologies^
  Series B Cvt. Pfd...............          12/12/00     3,001,725        0.830          1,509,091
  Series C Cvt. Pfd...............          11/26/02     2,331,600        0.830          2,331,600
Senomyx
  Series E Cvt. Pfd...............           2/19/02     3,003,903        2.900          3,000,002
Songbird Hearing
  Series D Cvt. Pfd...............          12/14/00     3,004,861        0.010              6,397
Sontra Medical^
  Common..........................    9/9/98-6/24/02       852,367        1.224            424,396
Syntiro Heathcare Services
  Common..........................            2/5/97     1,200,325        0.010              3,062
  Warrants (expire 10/15/04)......          10/15/98             0        0.000                  0
Theravance
  Series C Cvt. Pfd...............            2/5/99     1,800,123        9.000          1,905,885
  Series D-1 Cvt. Pfd.............           8/28/00     1,800,900        9.000          1,800,000

                            H&Q HEALTHCARE INVESTORS

                               SEPTEMBER 30, 2003

                                      ACQUISITION                    CARRYING VALUE
SECURITY                                  DATE            COST          PER UNIT          VALUE
--------                            ----------------   -----------   ---------------   -----------
Therion Biologics
  C-2 Units*......................           8/13/03   $    59,998       $1.800        $    59,998
  Common..........................  7/12/90-10/16/96       511,365        0.010              2,268
  Series A Cvt. Pfd...............  8/20/96-10/16/96       444,850        1.800             85,333
  Series B Cvt. Pfd.*.............   2/24/99-6/22/99       900,914        1.800            432,000
  Series C Cvt. Pfd.*.............           9/26/01     1,529,348        1.800            733,882
  Sinking Fund Cvt. Pfd...........   10/17/94-4/3/96       721,291        0.010                361
TherOx
  Series H Cvt. Pfd...............           9/11/00     3,001,873        3.030          1,976,084
Triad Therapeutics
  Series A Cvt. Pfd...............            6/8/99     1,751,170        1.000          1,750,000
  Series B Cvt. Pfd...............          12/20/00     1,053,135        1.000            525,000
  Series C Cvt. Pfd...............          11/25/02     1,200,000        1.000          1,200,000
VNUS Medical Technologies^
  Series E Cvt. Pfd...............           8/20/01     4,200,003        5.120          4,200,003
Zyomyx
  Series B Cvt. Pfd...............           2/19/99     1,200,550        1.000            923,077
  Series C Cvt. Pfd...............            3/2/00     1,200,690        1.000            600,000
  Series E Cvt. Pfd...............           7/22/02     1,200,000        1.000            600,000
                                                       -----------                     -----------
                                                       $89,130,143                     $63,081,526
                                                       ===========                     ===========

------------------------

*   With warrants attached.

^  Affiliated issuers.

    On November 24, 2003, the Fund upon approval of the Valuation Committee, made a change in the value of its Zyomyx holdings to approximately $21,000 to reflect the then current fair market value.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE TRUST'S INVESTMENT ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF BENEFICIAL INTEREST OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE SHARES OF BENEFICIAL INTEREST BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY SUCH PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME AFTER THE DATE HEREOF. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THE PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                           --------------------------

                               TABLE OF CONTENTS

                                              PAGE
                                            --------
Prospectus Summary........................      1
Trust Expenses............................     11
Financial Highlights and Investment
  Performance.............................     12
The Offer.................................     16
Use of Proceeds...........................     26
Investment Objective and Policies.........     26
Risks.....................................     33
Investment Techniques.....................     40
Management of the Trust...................     42
Description of Trust......................     45
Portfolio Transactions and Brokerage......     46
Net Asset Value...........................     46
Dividends and Distributions...............     48
Dividend Reinvestment Plan................     49
Taxation..................................     50
Custodian and Transfer Agent, Dividend
  Disbursing Agent, Registrar and
  Subscription Agent......................     51
Legal Matters.............................     52
Experts...................................     52
Reports to Shareholders...................     52
Additional Information....................     52
Special Note Regarding Forward-Looking
  Statements..............................     53
Table of Contents of Statement of
  Additional Information..................     53
Report of Independent Auditors............     54
Financial Statements......................     54

                                         SHARES

                                 H&Q HEALTHCARE
                                   INVESTORS

                           ISSUABLE UPON EXERCISE OF

                           NON-TRANSFERABLE RIGHTS TO

                           SUBSCRIBE FOR SUCH SHARES

                             ---------------------

                                   PROSPECTUS

                             ---------------------

                                  May   , 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            H&Q HEALTHCARE INVESTORS

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MAY __, 2004

     H&Q Healthcare Investors (the "Trust") is a diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust's investment objective is to seek long-term capital appreciation by investing primarily in securities of companies in the healthcare industries ("Healthcare Companies"). The Trust will invest primarily in securities of companies that are believed by the Trust's investment adviser to have significant potential for above-average, long-term growth in revenues and earnings. The Trust emphasizes investment in securities of emerging growth Healthcare Companies, most of which are expected to be traded in the over-the-counter market. The Trust may also invest up to 40% of its net assets in venture capital or other securities subject to legal or contractual restrictions as to resale ("Restricted Securities"). Such securities may be acquired in connection with venture capital opportunities, as well as in private placements of public companies. No assurance can be given that the Trust will achieve its investment objective. The Trust's investment adviser is Hambrecht & Quist Capital Management, LLC (the "Investment Adviser").

     This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated May __, 2004 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of beneficial interest ("Shares") of the Trust, and investors should obtain and read the Prospectus prior to purchasing Shares. A copy of the Prospectus may be obtained without charge, by calling the Information Agent at (800) 870-0126. This SAI incorporates by reference the entire Prospectus.

     The Prospectus and this SAI omit certain of the information contained in the Trust's registration statement filed with the Securities and Exchange Commission (the "Commission"). Information about the Trust can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Call (202) 942-8090 for information on the operation of the Public Reference Room. This information is also available in the Commission's Internet site at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

     THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                TABLE OF CONTENTS

                                                                             PAGE
Additional Information About Investments and Investment Techniques             2
Investment Restrictions                                                        7
Trustees and Officers                                                          9
The Trust                                                                     14
Investment Advisory Agreement                                                 17
Code of Ethics                                                                21
Net Asset Value                                                               21
Portfolio Transactions and Brokerage                                          24
Dividend Reinvestment Plan                                                    26
Tax Matters                                                                   28
Custodian and Transfer Agent, Dividend Disbursing Agent and Registrar         34
Financial Statements                                                          34
Appendix A -- Proxy Voting Policies and Procedures                            36

                    ADDITIONAL INFORMATION ABOUT INVESTMENTS
                            AND INVESTMENT TECHNIQUES

     Some of the different types of securities in which the Trust may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objectives and Policies" and "Risks." Additional information concerning certain of the Trust's investments, investment techniques and investment restrictions is set forth below.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Trust may purchase securities on a "when issued" basis or a "delayed delivery" basis. "When-issued" securities are securities whose terms are available and for which a market exists, but which are not available for immediate delivery. "Delayed delivery" transactions are those in which the Trust purchases a security but settlement of the transaction is to occur after the customary settlement date. The Trust will enter into such transactions for the purpose of acquiring securities that it wishes to purchase but that are not currently available for purchase. The Trust may dispose of a commitment to purchase prior to settlement. However, the Trust does not intend to make such purchases for speculative purposes. When such transactions are negotiated, the purchase price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment and settlement, no payment is made for the securities purchased, and no interest or dividends accrue to the Trust. However, the securities are subject to market fluctuation, and the value at settlement may be less than the purchase price. While awaiting settlement, the Trust will maintain with its custodian a segregated account consisting of liquid securities, which may include cash, obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), debt obligations or equity securities having a value at least equal to its purchase commitments. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involves a risk of loss if the security declines prior to the settlement date, which risk is in addition to the risk of decline of the Trust's other assets.

U.S. GOVERNMENT SECURITIES

     The Trust may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Although U.S. Government securities issued directly by the U.S. Government are guaranteed by the U.S. Treasury, other U.S. Government securities issued by an agency or instrumentality of the U.S. Government may not be. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

REPURCHASE AGREEMENTS

     A repurchase agreement is an agreement under which the Trust acquires a security subject to the obligation of the seller to repurchase and the Trust to resell such security at a fixed time and price (representing the Trust's cost and interest). It is the Trust's present intention to enter into repurchase agreements for a relatively short period (usually not more than one week) only with commercial banks and registered broker-dealers and only with respect to U.S. Government Securities and money market instruments. Repurchase agreements may also be viewed as loans made by the Trust, which are collateralized by the securities subject to repurchase. The Trust intends to take possession of collateral, and the Investment Adviser will monitor repurchase transactions to ensure that the value of the underlying securities will at all times be at least equal to the total amount of the repurchase obligation, including the interest factor. If the seller defaults the Trust could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Trust may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Trust is treated as an unsecured creditor and required to return the underlying collateral to the seller. The Trust may not enter into repurchase agreements with respect to more than 10% of its net assets.

LOANS OF PORTFOLIO SECURITIES

     In an attempt to make productive use of its assets, the Trust may lend its portfolio securities, subject to the limitation that the Trust will not lend a security if, as a result of such loan, all securities then subject to loans would exceed 20% of the Trust's net assets. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Trust. When the Trust lends a security, it is entitled to receive substitute payments in the amount of any dividends or interest on the loaned security and also receives one or more of:
(1) a negotiated loan fee; (2) interest on securities used as collateral for the loan; or (3) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower of the security. The Trust may also pay reasonable finder's, custodian and administrative fees. The terms of the Trust's loans of securities must meet certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"), such as providing that the Trust may terminate the loan upon no more than five days' notice, and must permit the Trust to reacquire loaned securities in time to vote on any important matter. The Trust will make such loans only to banks and dealers with which it may enter into repurchase agreements. If the borrower fails to return the loaned security, the Trust's risks include: (1) any costs in disposing of the collateral; (2) loss from a decline in value of the collateral to an amount less than 100% of the securities loaned; (3) being unable to exercise its voting or consent rights with respect to the security; (4) any loss arising from the Trust being unable to settle a sale of such securities in a timely manner; and (5) the inability of the Trust to reacquire the loaned securities.

HEDGING

     In order to hedge against changes in the value of its portfolio securities, the Trust may from time to time engage in certain hedging strategies.

     The Trust may engage in hedging activities from time to time at the Investment Adviser's discretion, but may not necessarily be engaging in such activities when movements in the securities markets, foreign exchange rates, or interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC").

     Although the Trust believes that use of such strategies will benefit the Trust, if the Investment Adviser's judgment about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect, the Trust's overall performance could be poorer than if it had not pursued those strategies. Moreover, changes in the value of the instruments that the Trust purchases to hedge its portfolio securities may not correlate precisely with changes in the value of the portfolio securities the Trust is attempting to hedge. In addition, in situations where the Trust has insufficient cash, it may have to sell assets from its portfolio to meet margin requirements at a time when it may be disadvantageous to do so. The Trust's hedging activities may also result in a higher portfolio turnover rate and additional brokerage costs.

FUTURES CONTRACTS

     FUTURES CONTRACTS. The Trust may enter into contracts for the purchase or sale for future delivery (a "futures contract") of baskets of securities, financial indices, financial instruments or foreign currencies. The Trust may purchase or sell futures contracts to attempt to protect the value of its securities from market-wide price movements and fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price and at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price and at a specified future time.

     MARGIN REQUIREMENTS. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on U.S. exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark to the market."

     REGULATORY LIMITATIONS ON THE USE OF FUTURES CONTRACTS. Regulations of the CFTC applicable to the Trust currently require that all of the Trust's futures transactions constitute bona fide hedging transactions or be undertaken incidental to the Trust's activities in the securities markets. In accordance with CFTC regulations, the Trust may not purchase or sell futures contracts if immediately thereafter the sum of the amounts of initial margin deposits on the Trust's existing futures positions would exceed 5% of the fair market value of the Trust's total assets. The Investment Adviser reserves the right to comply with such different standards as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts.

     CONSIDERATIONS CONCERNING FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts entail special risks. The ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to (1) investor's obligations to meet additional variation margin requirements, (2) decisions to make or take delivery, rather than entering into offsetting transactions, and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures markets. The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser may still not result in a successful transaction. The Trust's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Trust generally will purchase or sell only those futures contracts and options for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time.

     Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.

EXCHANGE RATE RISK

     The Trust may enter into forward foreign currency exchange contracts ("forward contracts") and may purchase and sell foreign currency futures contracts to protect against a decline in the U.S. Dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. The accurate projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     FORWARD CONTRACTS. A forward contract obligates one party to purchase and the other party to sell a definite amount of a given foreign currency at some specified future date. In some circumstances the purchase or sale of appropriate forward contracts may help offset declines in the U.S. Dollar equivalent value of the Trust's foreign currency denominated assets and income available for distribution to the Trust's shareholders of record that result from adverse changes in the exchange rate between the U.S. Dollar and the various foreign currencies in which the Trust's assets or income may be denominated. The U.S. Dollar equivalent value of the principal of and rate of return on foreign currency denominated securities will decline if the exchange rate of the U.S.

Dollar rises in relation to that currency. Such declines could be partially or completely offset by an increase in the value of a forward contract on that foreign currency.

     While the use of foreign currency forward contracts may protect the Trust against declines in the U.S. Dollar equivalent value of its assets, their use will reduce the possible gain from advantageous changes in the value of the U.S. Dollar against particular currencies in which their assets are denominated. Moreover, the use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the assets held in the portfolio and the use of such techniques will subject the Trust to certain risks.

     The foreign exchange markets can be highly volatile, subject to sharp price fluctuations. In addition, trading forward contracts can involve a degree of leverage. As a result, relatively small movements in the rates of exchange between the currencies underlying a contract could result in immediate and substantial losses to the Trust. Trading losses that are not offset by corresponding gains in assets being hedged could sharply reduce the value of the Trust's portfolio.

     FUTURES CONTRACTS ON FOREIGN CURRENCIES. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Trust must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

COVERAGE REQUIREMENTS

     All futures and forward currency contracts purchased or sold by the Trust are required to be covered. When the Trust purchases a futures or forward currency contract, this means that the Trust will maintain with the Trust's custodian in a segregated account an amount of liquid securities, including cash, U.S. Government Securities, debt obligations or equity securities, so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, if applicable, equals the market value of the futures or forward currency contract.

     When the Trust sells a futures or forward currency contract, this means that during the life of the futures or forward currency contract the Trust will own or have the contractual right to acquire the securities or foreign currency subject to the futures or forward currency contract, or will maintain with the Trust's custodian in a segregated account liquid securities, including cash, U.S. Government Securities, debt obligations or equity securities, in an amount at least equal to the market value of the securities or foreign currency underlying the futures or forward currency contract.

     If the market value of the contract moves adversely to the Trust, or if the value of the securities in the segregated account declines, the Trust will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

                             INVESTMENT RESTRICTIONS

     The Trust has adopted certain fundamental restrictions, which, like its investment objective, may not be changed without the affirmative vote of the holders of a majority of the Trust's outstanding Shares. As used in this SAI, a "majority of the Trust's outstanding Shares" means the lesser of (1) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or (2) more than 50% of the outstanding Shares. The Trust may not:

     1. With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Trust, taken at market value, would be invested in the securities of such issuer. This restriction does not apply to investments in U.S. Government Securities.

     2. Purchase more than 10% of the outstanding voting securities of any one issuer.

     3. Purchase or sell commodities or commodities contracts. The prohibition on the purchase or sale of commodities applies to the purchase or sale of "physical" commodities.

     4. Purchase or sell real estate; provided that the Trust may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     5. Purchase any securities on margin or make short sales of securities, except for short-term credit necessary for the clearance of portfolio transactions.

     6. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of its portfolio securities, the Trust may be deemed an underwriter under federal or state securities law. See "Portfolio Transactions and Brokerage."

     7. Invest less than 25% of its net assets in securities of companies in the healthcare industries.

     8. Invest more than 40% of the Trust's net assets in venture capital or other Restricted Securities.

     9. Issue senior securities or borrow amounts in excess of 10% of its net assets at the time of borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or for the repurchase of its securities. The Trust will not repurchase its securities during periods when it has outstanding borrowings in excess of 5% of its net assets. The Trust will not borrow for investment purposes.

     10. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Trust, except as may be necessary in connection with permitted borrowings under 9. above.

     11. Make loans of money, except by the purchase of debt obligations in which the Trust may invest consistent with its investment objective and policies. The Trust reserves the authority to enter into repurchase agreements and to make loans of its portfolio securities to qualified institutional investors, brokers, dealers, banks or other financial institutions, so long as the terms of the loans are not inconsistent with the requirements of the Investment Company Act. Such loans may not exceed an aggregate amount of 20% of the Trust's net assets. Repurchase agreements are subject to the percentage limitation described in investment policy 5. below. See also "Repurchase Agreement."

     12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization, if (a) more than 10% of its total assets would be invested in securities of other investment companies, (b) more than 5% of its total assets would be invested in the securities of any one investment company, or (c) the Trust would own more than 3% of any other investment company's securities.

     In addition, the Trust has adopted the following investment policies, which may be changed by the action of the Board of Trustees (the "Board") without shareholder approval:

     1. The Trust, under normal circumstances, will have at least 80% of its net assets invested in securities of Healthcare Companies. This investment policy may not be changed without 60 days' prior notice to shareholders.

     2. To the extent not invested in the Healthcare Company, assets of the Trust will be invested in cash, U.S. Government Securities, money market instruments or money market mutual funds for liquidity. When, in the opinion of the Investment Adviser, adverse market conditions or industry expectations support such action, the Trust may temporarily take a defensive position of up to 75% of net assets in such liquid investments. The money market instruments in which the Trust may invest include certificates of deposit and bankers' acceptances issued by domestic branches of federally-insured U.S. banks and savings and loan associations and commercial paper and high and upper medium grade corporate debt securities rated, as of the date of purchase, among the highest rating categories of Moody's Investors Service Inc. (Aaa, Aa or A for bonds; MIG-1, MIG-2 or MIG-3 for notes; P-1 for commercial paper) or Standard & Poor's Corporation (AAA, AA or A for bonds; SP-1+ to SP-2 for notes; A-1 for commercial paper). The Trust also may invest in shares of money market mutual funds that invest in money market instruments and U.S. Government Securities. Money market mutual funds are investment companies and the Trust's investments in those companies are subject to the limitations set forth in 12 under "Investment Restrictions." As a shareholder in money market mutual funds, the Trust will bear its ratable share of such companies' expenses, including investment adviser or management fees, and will remain subject to payment of fees to the Investment Adviser.

     3. Investments will not be made in any company with the objective of exercising control over that company's management, and the Trust generally will not provide managerial assistance to any such company as is normally the case with venture capital funds. The Trust, however, may make investments as a co-investor with other venture capital groups that may provide issuers with significant managerial assistance.

     4. The Trust may invest up to 5% of its net assets in warrants, valued at market value. Warrants acquired in units or attached to other securities are not subject to this restriction.

     5. The Trust may not enter into repurchase agreements with respect to more than 10% of its net assets. It is the Trust's present intention to enter into repurchase agreements for a relatively short period (usually not more than one week) only with commercial banks and registered broker-dealers and only with respect to U.S. Government Securities and money market instruments. Repurchase agreements may also be viewed as loans made by the Trust which are collateralized by the securities subject to repurchase. The Trust intends to take possession of collateral, and the Investment Adviser will monitor repurchase transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. See also "Repurchase Agreements."

     6. The Trust may not invest more than 20% of its net assets at the time of purchase in securities of foreign issuers. Such issuers are expected to be companies domiciled in Canada, Western Europe and Japan. The Trust may buy and sell foreign currencies for the purpose of settlement of transactions in foreign securities, but presently does not intend to engage in hedging operations such as buying contracts for purchase in the future of foreign currencies. Any such hedging operations would be limited to 5% of net assets.

     7. The Trust may not invest in put or call options.

     Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

                              TRUSTEES AND OFFICERS

     The Trust's Declaration of Trust provides that the Trust will indemnify Trustees and officers and may indemnify employees and agents of the Trust against liabilities and expenses incurred in connection with claims or litigation in which they may be involved because of their offices with the Trust. However, nothing in the Declaration of Trust or the By-laws of the Trust protects or indemnifies a Trustee, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The names of the Trustees and officers of the Trust, their addresses, ages and principal occupations during the past five years, and, in the case of the Trustees, their positions with certain other organizations and publicly-held companies, are provided in the tables below. Trustees that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act) of the Trust or the Investment Adviser are included in the table titled "Interested Trustees." Trustees who are not interested persons as described above are referred to as Independent Trustees. The Trust and H&Q Life Sciences Investors ("HQL"), another closed-end investment company advised by the Investment Adviser, are the only two portfolios in the Fund Complex.

INTERESTED TRUSTEES

                                           POSITION WITH THE                              PRINCIPAL OCCUPATION
   NAMES, AGES AND ADDRESSES                     TRUST                                   AND OTHER AFFILIATIONS
----------------------------------  ---------------------------------  ------------------------------------------------------------
Lawrence S. Lewin^@ (66)            Class B Trustee; Trustee           Executive Consultant (since December 1999); Chief Executive
3305 Rolling Road                   (since 1987) and Chairman of       Officer (from 1970-1999) of The Lewis Group (healthcare
Chevy Chase, MD  20815              Trust (since 2000)                 pubic policy and Management consulting), a subsidiary of
                                                                       Quintiles Transnational Corp.; Director (since 2003) of
                                                                       Medco Health Solutions, Inc.; Trustee, HQL (since 1992)
                                                                       and Chairman of HQL (since 2000).

Robert P. Mack, M.D.#^ (68)         Class C Trustee; Trustee           Consultant in Orthopedic Surgery to Orthopedic Associates
30 Rowes Wharf                      (since 1991)                       of Aspen (since 2000); and Trustee, HQL (since 1992).
Boston, MA 02110

Eric Oddleifson**#@ (69)            Class C Trustee; Trustee           Partner (1997-2003) and Investment Committee Chair (since
42 River Road                       (since 1992)                       Sept. 2003) of GMO Renewable Resources LLC (timber
Cohasset, MA  02025                                                    investment management); and Trustee, HQL (since 1992).

Oleg M. Pohotsky**#@ (57)           Class C Trustee; Trustee           Financial Consultant (since 2002); Senior Vice President
30 Rowes Wharf                      (since 2000)                       (from 1991-2001) of FAC/Equities, a division of First Albany
Boston, MA 02110                                                       Corporation (investment bank); and Trustee, HQL (since 2000).

Uwe E. Reinhardt, Ph.D.** (66)      Class B Trustee; Trustee           Professor of Economics (since 1968) at Princeton
30 Rowes Wharf                      (since 1988)                       University; Director (since 2000) of Triad Hospitals, Inc.;
Boston, MA 02110                                                       Director (since 2002) of Boston Scientific; Director
                                                                       (since 2002) of Amerigroup, Inc.; Director (since 2001) of
                                                                       Duke University; Director (since 2001) of the Duke
                                                                       University Health System; Director (since 2002) of the
                                                                       National Bureau of Economic Research; and Trustee, HQL
                                                                       (since 1992).

Henri A. Termeer^ (58)              Class A Trustee; Trustee           Chairman (since 1988), Chief Executive Office (since
Genzyme Corporation                 (since 1989)                       1985), and President (since 1983) of Genzyme Corporation
500 Kendall Street                                                     (human healthcare products); Director (since 1987) of
Cambridge, MA  02139                                                   ABIOMED, Inc.; Director (1992-2003) of AutoImmune, Inc.;
                                                                       Director (1993-2002) of Genzyme Transgenics; Director
                                                                       (1996-2002) of Diacrin, Inc.; Director (1992-2000) Geltex
                                                                       Pharmaceuticals, Inc.; and Trustee, HQL (since 1992).

#   Member of the Trust's Valuation Committee.
^   Member of the Trust's Corporate Governance and Nominating Committee.
**  Member of the Trust's Audit Committee.
@   Member of the Trust's Qualified Legal Compliance Committee.

INTERESTED TRUSTEES

                                        POSITION WITH THE                              PRINCIPAL OCCUPATION
   NAMES, AGES AND ADDRESSES                  TRUST                                   AND OTHER AFFILIATIONS
--------------------------------  -------------------------------  ---------------------------------------------------------------
Daniel R. Omstead, EngScD* (50)   Class B Trustee; President       Trustee (since 2003) and President (since 2001) of HQL;
30 Rowes Wharf                    (since 2001) and Trustee         President, Chief Executive Officer and Managing Member (since
Boston, MA  02110                 (since 2003)                     July 2002) of the Investment Adviser; President and
                                                                   Chief Executive Officer (2001-June 2002) and Managing
                                                                   Director (2000-June 2002) of Hambrecht & Quist Capital
                                                                   Management, Inc.; President and Chief Executive Officer
                                                                   (from 1998-2000) of Reprogenesis, Inc.

* Trustee considered to be an "interested person" within the meaning of the Investment Company Act (an "Interested Person"), through his position or affiliation with the Investment Adviser.

EXECUTIVE OFFICERS WHO ARE NOT TRUSTEES

                                      POSITION WITH THE                               PRINCIPAL OCCUPATION
   NAMES, AGES AND ADDRESSES                TRUST                                    AND OTHER AFFILIATIONS
--------------------------------  -------------------------------  ---------------------------------------------------------------
Kimberley L. Carroll (48)         Treasurer (since 1987);          Treasurer and Chief Financial Officer of the Trust (since
30 Rowes Wharf                    Secretary (since 2004)           1987) and of HQL (since 1992); Secretary of HQL (since 2004);
Boston, MA  02110                                                  Vice President of the Investment Adviser (since 2002); Vice
                                                                   President (from 1991-July 2002) and Treasurer (from 2000-July
                                                                   2002) of Hambrecht & Quist Capital Management, Inc.

OWNERSHIP OF SECURITIES

     As March 31, 2004, the Trust's Trustees and executive officers, as a group, beneficially owned less than 1% of the Trust's outstanding Shares. The information as to beneficial ownership of securities which appears below is based on statements furnished to the Trust by its Trustees and executive officers.

     To the knowledge of the Trust, as of March 31, 2004, there were no control persons of the Trust and no persons were known to own, either beneficially or of record, 5% or more of the Shares of the Trust.

     For the year ended December 31, 2003, the dollar range of equity securities owned beneficially by each Trustee in the Trust and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust is as follows:

INDEPENDENT TRUSTEES

                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                               SECURITIES IN ALL REGISTERED INVESTMENT
                                             DOLLAR RANGE OF EQUITY                COMPANIES OVERSEEN BY TRUSTEE IN
       NAME OF DIRECTOR                      SECURITIES IN THE TRUST                FAMILY OF INVESTMENT COMPANIES
----------------------------------  ---------------------------------------  --------------------------------------------
Lawrence S. Lewin                             $10,001 - $50,000                             $50,001 - $100,000
Robert P. Mack, M.D.                          $50,001 - $100,000                            $50,001 - $100,000
Eric Oddleifson                               $50,001 - $100,000                            over $100,000
Oleg M. Pohotsky                                    None                                          None
Uwe E. Reinhardt, Ph.D.                       $10,001 - $50,000                             $10,001 - $50,000
Henri A. Termeer                                    None                                          None

INTERESTED TRUSTEES

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                               SECURITIES IN ALL REGISTERED INVESTMENT
                                            DOLLAR RANGE OF EQUITY           COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
         NAME OF DIRECTOR                   SECURITIES IN THE TRUST                     INVESTMENT COMPANIES
----------------------------------  ---------------------------------------  --------------------------------------------
Daniel R. Omstead, Eng.ScD.                         None                                   $1 - $10,000

     Dr. Omstead and Ms. Carroll serve as executive officers of the Trust. As of December 31, 2003, the executive officers of the Trust beneficially owned 510 Shares of the Trust, or less than 1% of the Shares outstanding on that date.

STANDING COMMITTEES

     AUDIT COMMITTEE. The Trust has an Audit Committee comprised solely of Trustees who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act) of the Trust or the Investment Adviser and who are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards (each an "Independent Trustee"). The Trust's Board of Trustees has adopted a written charter for the Audit Committee. The principal purpose of the Trust's Audit Committee is to assist the Board of Trustees in fulfilling its responsibility to oversee management's conduct of the Trust's financial reporting process, including reviewing the financial reports and other financial information provided by the Trust, the Trust's systems of internal accounting and financial controls and the annual independent audit process.

     For the Trust, the Audit Committee's role is one of oversight, and it is recognized that the Trust's management is responsible for preparing the Trust's financial statements and that the outside auditor is responsible for auditing those financial statements. Although the Audit Committee member must be financially literate and one member must have accounting or financial management expertise (as determined by the Board of Trustees in its business judgment), Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Audit Committee members rely, without independent verification, on the information provided to them and on the representations made by management and the Trust's independent public accountants.

     The members of the Trust's Audit Committee are Messrs. Oddleifson, Pohotsky and Reinhardt. Mr. Pohotsky is the Chairman of the Trust's Audit Committee. The Trust's Audit Committee held one meeting during the fiscal year ended September 30, 2003.

     CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. The Board has selected a Corporate Governance and Nominating Committee and expects to adopt a charter for that committee at the Board's next regularly scheduled meeting, currently scheduled for April 13, 2004. The charter will set forth the powers and duties of the committee.

     The members of the Trust's Corporate Governance and Nominating Committee are Messrs. Lewin and Termeer and Dr. Mack. Mr. Lewin is the Chairman of the Trust's Corporate Governance and Nominating Committee. The Trust's Corporate Governance and Nominating Committee did not meet during the fiscal year ended September 30, 2003.

     VALUATION COMMITTEE. The Board has delegated to the Trust's Valuation Committee general responsibility for determining, in accordance with the Trust's Valuation Procedures (which were adopted by the Board), the value of assets held by the Trust on any day on which the net asset value per share is determined. The Valuation Committee may appoint, and has appointed, a Sub-Committee made up of employees and officers of the Investment Adviser, to deal in the first instance with day to day valuation decisions, subject to oversight by the Valuation Committee. The Valuation Committee shall meet as often as necessary to ensure that each action taken by the Sub-Committee is reviewed within a calendar quarter of the occurrence. In connection with its review, the Valuation Committee shall ratify or revise the pricing methodologies authorized by the Sub-Committee since the last meeting of the Valuation Committee. The Valuation Committee is charged with the responsibility of determining the fair value of the Trust's securities or other assets in situations set forth in the Trust's Valuation Procedures.

     The members of the Trust's Valuation Committee are Messrs. Oddleifson and Pohotsky and Dr. Mack. The Trust's Valuation Committee held four meetings during the fiscal year ended September 30, 2003.

     QUALIFIED LEGAL COMPLIANCE COMMITTEE. The Trust has a Qualified Legal Compliance Committee ("QLCC") comprised solely of Independent Trustees. The Trust's Board of Trustees has adopted a written charter for the QLCC. The principal purpose of the Trust's QLCC is to review and respond to reports of Evidence of a Material Violation (as defined in the QLCC charter). Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the Commission under the Sarbanes-Oxley Act of 2002 (the "Standards"). Under the Standards, if an attorney appearing and practicing before the Commission in the representation of an issuer, such as the Trust, becomes aware of Evidence of a Material Violation by the issuer or by any officer, trustee, employee or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer's QLCC forthwith. In discharging its role, the QLCC is granted the power to investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Trust and the power to retain outside counsel, auditors or other experts for this purpose.

     The members of the Trust's QLCC are Messrs. Lewin, Oddleifson and Pohotsky. Mr. Pohotsky is the Chairman of the Trust's QLCC. The Trust's QLCC did not meet during the fiscal year ended September 30, 2003.

COMPENSATION OF TRUSTEES

     The Trust pays each of the Trustees not affiliated with the Investment Adviser a fee of $20,000 annually and $1,500 for each meeting of the Board attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. For the fiscal year ended September 30, 2003, the annual fee was $15,000. The Chairman of the Board receives an additional $2,500 per year and the Chairman of the Audit Committee receives an additional $1,500 per year. For the fiscal years ended September 30, 2003 and September 30, 2002, the Trust paid such fees and reimbursed such expenses amounting to $137,000 and $144,700, respectively, in the aggregate.

     The following table sets forth information regarding compensation of Trustees by the Trust and other funds managed by the Investment Adviser for the fiscal year ended September 30, 2003, but does not include expenses. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by the Investment Adviser. As of September 30, 2003, the "Fund Complex" was comprised of the Trust and H&Q Life Sciences Investors.

                               COMPENSATION TABLE
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003

                                                              PENSION OR                               TOTAL
                                                              RETIREMENT         ESTIMATED       COMPENSATION FROM
                                         AGGREGATE         BENEFITS ACCRUED        ANNUAL          TRUST AND FUND
                                       COMPENSATION       AS PART OF TRUST      BENEFITS UPON     COMPLEX PAID TO
       NAME OF TRUSTEE                  FROM TRUST           EXPENSES            RETIREMENT           TRUSTEES
                                      --------------     -------------------  ----------------  -------------------
INDEPENDENT TRUSTEES

Lawrence S. Lewin.................       $ 24,000                N/A                N/A            $   48,000
Robert P. Mack, M.D...............       $ 21,000                N/A                N/A            $   42,000
Eric Oddleifson...................       $ 24,000                N/A                N/A            $   48,000
Oleg M. Pohotsky..................       $ 24,000                N/A                N/A            $   48,000
Uwe E. Reinhardt, Ph.D............       $ 18,000                N/A                N/A            $   36,000
Henri A. Termeer..................       $ 19,500                N/A                N/A            $   39,000
INTERESTED TRUSTEES
Alan G. Carr*.....................       $      0                N/A                N/A            $        0
Daniel R. Omstead, Eng.ScD........       $      0                N/A                N/A            $        0

*    Mr. Carr passed away in October 2003.

                                    THE TRUST

     The Trust's capitalization consists of an unlimited number of Shares, $.01 par value. Each Share represents an equal proportionate beneficial interest in the Trust and, when issued and outstanding, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Trust, Shareholders will be entitled to share pro rata in the net assets of the Trust available for distribution after paying or adequately providing for the payment of all liabilities. The Trust will send annual and semi-annual financial statements to Shareholders and may also issue more abbreviated interim reports to update Shareholders on a quarterly basis. The Trust will hold annual meetings of its Shareholders in accordance with the provisions of the Trust's By-laws and the rules of the New York Stock Exchange ("NYSE").

     Shareholders are entitled to one vote for each whole Share held and a proportionate fractional vote for each fractional Share held. The Trust's Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares of the Trust voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining Shares will not be able to elect any Trustees. The Trust has a staggered Board, whereby one class of Trustees is elected each year.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust under certain circumstances may be determined to be personally liable as partners for the Trust's obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for the acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of a Trust liability is limited to circumstances in which the Trust is unable to meet its obligations from the liquidation of its portfolio investments.

     The overall management of the Trust is vested in the Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust's agreements with its Investment Adviser, Custodian, any foreign sub-custodians, Registrar and Transfer Agent. The management of the day-to-day operations of the Trust is delegated to its officers and to the Investment Adviser, subject always to the investment objective and policies of the Trust and to general supervision by the Board.

     In addition, the Declaration of Trust requires the affirmative vote or consent of the holders of 75% of the Shares of the Trust to authorize certain transactions with a person or entity that is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding Shares of the Trust unless the Board takes certain actions to approve such a transaction. These provisions could make it more difficult to change the management of the Trust and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. See "Risks -- Declaration of Trust" in the Trust's Prospectus.

REPURCHASES OF SHARES AND TENDER OFFERS

     The Trust is a closed-end, management investment company and as such its Shareholders do not, and will not, have the right to redeem their Shares of the Trust. The Trustees, however, intend to consider, from time to time, but not less frequently than annually, the desirability of open market purchases or tender offers. Any such repurchases will be made in accordance with the applicable provisions of the Investment Company Act and Massachusetts law in open market transactions. Shares repurchased by the Trust will be held in its treasury. Although the Trust has no present intention of doing so, it reserves the right to incur debt to finance such repurchases or tender offers, provided that it will not repurchase securities during the periods when it has outstanding borrowings in excess of 5% of its net assets. See "Investment Restrictions." Interest on any borrowings to finance Share repurchase transactions will increase the Trust's expenses and will reduce the Trust's net income. There can be no assurance that Share repurchases, if any, will cause the Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Trust's outstanding Shares may be the subject of repurchases may reduce the spread between market price and net asset value that might otherwise exist. The Trust may not repurchase Shares except (1) on a securities exchange and after notification to Shareholders of its intent to purchase Shares within the six months preceding the purchase, (2) pursuant to a tender offer to all Shareholders, or (3) as otherwise permitted by the Commission.

     The Shares of the Trust will trade in the open market at a price which will be a function of several factors, including their supply, demand, investment performance and yield. The shares of closed-end investment companies generally sell at market prices varying from their net asset value ("NAV") and such shares frequently trade at a discount to NAV, but in some cases trade at a premium. The market price of the Shares will be determined by factors including trading volume of such Shares, general market and economic conditions and other factors beyond the control of the Trust. Therefore, the Trust cannot predict whether its Shares will trade at, below or above NAV. When the Trust repurchases its Shares for a price below their NAV, the NAV of those Shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding Shares will be affected, either positively or negatively.

CONVERSION TO OPEN-END INVESTMENT COMPANY STATUS

     The conversion of the Trust from a closed-end to an open-end investment company would require the favorable vote of the holders of a majority of the Shares of the Trust outstanding and entitled to vote. Such a vote would be in addition to any vote or consent required in addition to the vote or consent of Shareholders otherwise required by law or any agreement between the Trust and the NYSE. The Investment Company Act requires that the Trust receive a vote of a majority of its outstanding voting Shares in order to convert the Trust from a closed-end to an open-end investment company.

     The amendment would have to be approved by the Board prior to its submission to Shareholders. The Board is required under the Declaration of Trust to consider and vote annually upon the proposal to convert to open-end status. A proposal to convert the Trust to an open-end company might be supported or opposed by the Board depending on the Board's judgment as to its advisability in light of circumstances prevailing at the time.

     Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. Conversion to an open-end investment company could require the disposal of illiquid investments to meet current requirements of the Commission that no more than 15% of an open-end investment company's assets consist of illiquid securities, and would likely require involuntary liquidation of portfolio securities, and the inherent realization of net long-term capital gains in connection therewith, to meet periodic requests for redemption. Moreover, Shares of the Trust would no longer be listed on the NYSE.

                          INVESTMENT ADVISORY AGREEMENT

     Hambrecht & Quist Capital Management, LLC, a limited liability company under the laws of the State of Delaware, serves as the investment adviser to the Trust. The Investment Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The Investment Adviser is located at 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328.

     At inception, Hambrecht & Quist Capital Management Incorporated ("HQCM, Inc.") was the Trust's investment adviser. HQCM, Inc. was formed as a wholly-owned subsidiary of Hambrecht & Quist Group. HQCM, Inc. remained the Investment Adviser as The Chase Manhattan Corporation ("Chase") first acquired Hambrecht & Quist Group and then merged with J.P. Morgan Incorporated to form J.P. Morgan Chase & Co. In 2002, the management of HQCM, Inc. formed an independent entity, Hambrecht & Quist Capital Management, LLC ("HQCM, LLC"), to effect a buyout of HQCM, Inc. In this transaction, HQCM, LLC acquired certain of the assets of HQCM, Inc., and substantially all of the management and staff of HQCM, Inc. became employees of HQCM, LLC. HQCM, LLC, the Trust's current investment adviser, is owned by Daniel R. Omstead, Mary Omstead and the Alan G. Carr Irrevocable Trust. Mr. Carr, a former portfolio manager, president and trustee of the Trust, passed away in October 2003. Dr. Omstead is currently the President and Chief Executive Officer of the Investment Adviser. Mary Omstead is Dr. Omstead's wife. Under the terms of HQCM, LLC's current Amended and Restated Limited Liability Company Agreement, HQCM, LLC will purchase the Alan G. Carr Irrevocable Family Trust's interest in HQCM, LLC over the course of a number of years.

     The Investment Advisory Agreement between the Investment Adviser and the Trust (the "Advisory Agreement") provides that, subject to the supervision and direction of the Board, the Investment Adviser is responsible for the actual management of the Trust's portfolio. The Investment Adviser is also obligated to supervise or perform certain administrative and management services for the Trust and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. However, the Investment Adviser may consider investment analysis from various sources, including broker-dealers with which the Trust does business. See "Portfolio Transactions and Brokerage."

     Subject to the supervision and direction of the Board of Trustees of the Trust, the Investment Adviser manages the Trust's portfolio in accordance with the Trust's investment objective and policies as stated in the Trust's Prospectus; makes investment decisions for the Trust; places purchase and sale orders for portfolio transactions for the Trust; supplies the Trust with office facilities (which may be in the Investment Adviser's own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies; supplies or directs and supervises a third party administrator or custodian in the provision to the Trust of accounting and bookkeeping services, the calculation of the net asset value of shares of the Trust, internal auditing services, and other clerical services in connection therewith; and prepares or supervises and directs a third party administrator or custodian in the preparation of reports to shareholders of the Trust, tax returns and reports to and filings with the Commission and state Blue Sky authorities. In providing these services, the Investment Adviser provides investment research and supervision of the Trust's investments and conducts a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Investment Adviser furnishes the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

     For the services provided by the Investment Adviser under the Advisory Agreement, the Trust will pay a fee, computed and payable monthly, equal when annualized to (1) 2.5% of the average net assets for the month of its venture capital and other Restricted Securities (as defined) up to 25% of net assets and
(2) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate monthly fee may not exceed a rate when annualized of 1.375% (approximately 0.115% per month).

     The Investment Adviser will not participate directly in the capital appreciation of Restricted Securities or generally provide managerial assistance to portfolio companies, as is normally the case with venture capital funds. For purposes of calculation of the investment advisory fee, "average net assets" for any month shall be equal to the average of the net asset value of such assets as of the last business day of such month and the net asset value of the appropriate assets as of the last business day of the preceding month. In determining average net assets for purposes of clauses (1) and (2) above, liabilities and expenses of the Trust shall be allocated pro rata based on the ratio that the assets referred to in each clause bear to the total assets of the Trust. Such fee shall be payable for each month within five business days after the end of such month.

     For purposes of the calculation of the investment advisory fee, "venture capital and other Restricted Securities" shall be securities of issuers for which no market quotations are readily available and securities of companies for which market quotations are readily available but which are subject to legal or contractual restrictions on resale. Securities of companies for which public information is available but as to the sale of which the safe harbor provided by Rule 144(k) is not available shall be considered to be subject to legal or contractual restrictions on resale.

     The investment advisory fee paid by the Trust exceeds that paid by most registered investment companies to their investment advisers. The Trust believes that the fee is commensurate with the nature and quality of the services required for identifying, evaluating and monitoring the Trust's Restricted Securities investments.

     The Advisory Agreement provides that the Investment Adviser shall not be liable for any loss incurred by any act or omission of any broker. The Advisory Agreement also provides that the Investment Adviser shall not be liable to the Trust or to any Shareholder of the Trust for any error or judgment or for any loss suffered by the Trust in connection with rendering services under the Advisory Agreement except (1) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the Investment Company Act) or (2) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties under the Advisory Agreement. Subject to the foregoing, the Advisory Agreement also provides that the Trust shall indemnify the Investment Adviser, and any officer, director and employee of the Investment Adviser to the maximum extent permitted by Article V of the Trust's Declaration of Trust.

     For the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001, the Trust paid the Adviser $3,503,127, $4,233,892 and $4,411,094, respectively, in advisory fees.

     The services of the Investment Adviser to the Trust are not deemed to be exclusive, and nothing in the Advisory Agreement prevents the Investment Adviser, or any affiliate thereof, from providing similar services to other companies and other clients or from engaging in other activities.

     Under the Advisory Agreement, the Investment Adviser has agreed to bear all expenses in connection with the performance of its services under the Advisory Agreement, including compensation of and office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are "affiliated persons" of the Investment Adviser, as that term is defined in the Investment Company Act, or any of its "affiliated persons."

     Under the Advisory Agreement, the Trust must pay (or, in the event that such expenses are paid by the Investment Adviser, shall reimburse the Investment Adviser for) all other expenses incurred in the organization and operation of the Trust including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Dividend Reinvestment Plan, the Commission, and National Association of Securities Dealers, Inc. fees, fees and expenses of the Trustees who are not "affiliated persons" of the Investment Adviser or any of its "affiliated persons," accounting and valuation costs, administrator's fees, membership fees in trade associations, fidelity bond coverage for the Trust's officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Trust's Shares for sale in various states, expenses associated with personnel performing exclusively shareholder servicing functions, certain other organization expenses, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust. The Trust may enter into arrangements to have third parties assume any expenses for which it is responsible.

     Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually (1) by the Board or by the holders of a majority of the Trust's outstanding Shares and (2) by the majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement may be terminated by (1) the Trust or the Investment Adviser at any time without penalty upon not less than 30 and no more than 60 days' written notice or (2) a vote of the holders of a majority of the Trust's outstanding Shares, and will automatically terminate in the event of its assignment or any bankruptcy or similar proceeding involving any person who controls the Investment Adviser.

     The current Advisory Agreement was initially approved by the Trustees of the Trust, including a majority of Trustees who are not parties to the agreement or interested persons (as defined in the Investment Company Act) of any such party, on April 14, 2002 and last approved by the Trustees of the Trust, including a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, on April __, 2004.

     In considering the renewal of the Advisory Agreement for another year, the Independent Trustees considered information supplied to them by the Investment Adviser concerning, among other things, the nature, quality and extent of services provided by the Investment Adviser to the Trust; investment performance, both of the Trust itself and relative to appropriate peer groups and market indices; venture investment activity of the Trust; regulatory compliance and Shareholder satisfaction; the Trust's audits; investment management fees, expense ratios and asset size of the Trust itself and relative to appropriate peer groups; the Investment Adviser's best execution efforts and exclusive use of hard dollars for research services; and the Investment Adviser's profitability from managing the Trust.

     In the course of their review, the Independent Trustees requested and reviewed substantial information regarding, among other things: the Investment Adviser's staffing; the Investment Adviser's investment advisory capabilities; the Investment Adviser's future business plans, including its plans to develop and offer additional asset management products and services and the potential impact, if any, on the Investment Adviser's service capabilities if such plans are implemented; the progress of the management succession plan implemented in 2000; the Trust's fee structure; and the financial resources of the Investment Adviser, including its financial structure, stability and cash flow.

     The Independent Trustees also considered the Investment Adviser's plans to provide equity or other financial incentives to retain and attract key personnel to satisfy themselves that the Investment Adviser will be effectively staffed by qualified and experienced personnel throughout the term of the Advisory Agreement. Specifically, the Independent Trustees discussed the retention system adopted by the Investment Adviser which is designed to induce key employees of the Investment Adviser to stay with the firm and participate in its anticipated financial success.

     The Independent Trustees reviewed the Trust's investment advisory fee structure, taking into account the unique characteristics of the Trust's investment portfolio, the Trust's investment performance and the level of services received from the Investment Adviser. The Independent Trustees considered profitability data presented by the Investment Adviser. The Investment Adviser gave assurances to the Independent Trustees concerning the adequacy of its financial resources, which the Independent Trustees considered along with assurances from the Investment Adviser that it has established a substantial cash reserve to help maintain its economic viability.

     [Based on the Trust's investment advisory fee structure, taking into account the unique characteristics of the Trust's investment portfolio, the Trust's investment performance and the level of services received from the Investment Adviser, the Board of Trustees, including all of the Independent Trustees, voted to continue the Advisory Agreement for another year.]

     The Investment Adviser's use of the term "H&Q" is pursuant to a written license agreement (the "License Agreement"), a copy of which the Investment Adviser has provided to the Fund. Under the License Agreement, the Investment Adviser may sublicense the term "H&Q" to an investment company for which it serves as investment adviser, for use as part of the investment company's name, pursuant to a written sublicense agreement that (a) is at least as protective of the rights of the licensor under the License Agreement as the License Agreement and (b) does not permit the investment company to sub-sublicense the term "H&Q". The Trust has agreed that its right to use the term "H&Q" is subject in all respects to the terms of the License Agreement. The Trust has also agreed that if the License Agreement terminates for any reason, or if the Investment Adviser ceases to act as investment adviser to the Trust, the Trust's sublicense to use the term "H&Q" as part of its name will terminate, at which time the Trust will take all necessary action to change its name to a name not including such term. The Investment Adviser may at any time permit others to use the term "H&Q" under a similar sublicense.

PROXY VOTING POLICY AND PROCEDURES

     The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the "Proxy Voting Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Investment Adviser. A copy of the Proxy Voting Policy is attached as Appendix A to this SAI.

     Effective August 31, 2004, information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Trust at (617) 772-8500, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 CODE OF ETHICS

     The Trust's Board of Trustees has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers certain personnel of the Trust and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions by certain personnel covered by the Code of Ethics. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including, in certain cases, securities that may be purchased or held by the Trust. The Code of Ethics applies to investments by covered persons in their personal accounts, the accounts of family members living in the same household, and accounts in which the covered person has a beneficial interest (i.e., ownership, voting or investment control). Some of the restrictions set forth in the Code of Ethics do not apply to the Trust's Independent Trustees. In general terms, the Code of Ethics is designed to ensure that the investing activities of covered personnel are conducted in a manner that avoids potential or actual conflicts of interest with the Trust and its Shareholders and that covered personnel conduct their personal investing in a manner consistent with their fiduciary duty towards the Trust and its shareholders.

     The Code of Ethics requires pre-clearance for certain investments in equities (not including mutual funds), imposes reporting requirements, and imposes sanctions for violations. Specifically, among other things, the Code of Ethics prohibits sales of securities to or purchases of securities from the Trust and prohibits the purchase or sale of any security under consideration for trading by the Trust within seven days before or after the Trust trades in the security.

     The Trust's Code of Ethics is filed as an exhibit to this registration statement. In addition, you may read and copy the code of ethics at the Commission's Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the Commission at (202) 942-8090. In addition, the Code of Ethics is available on the EDGAR Database on the Commission Internet site at http://www.sec.gov. You may obtain copies of the Code of Ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, 450 5th Street, NW, Washington, D.C. 20549-0102.

                                 NET ASSET VALUE

     The net asset value ("NAV") of the Trust's Shares is calculated at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) every day that the NYSE is open. The Trust makes this information available daily by telephone (800) 451-2597, via its web site (www.hqcm.com) and through electronic distribution for media publication, including major

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internet-based financial services web sites and portals (bloomberg.com,
yahoo.com, cbsmarketwatch.com, etc.). Currently, The Wall Street Journal, The New York Times and Barron's publish NAVs for closed-end investment companies at least weekly.

     NAV is calculated by dividing the value of the securities held by the Trust plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of Shares outstanding at such time. Securities for which market quotations are readily available are valued at market price. Portfolio securities that are traded on one or more U.S. national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Redeemable securities issued by a registered open-end investment company are valued at net asset value per share. Other securities are valued at the mean between the closing bid and asked prices. Short- term investments that mature in 60 days or less are valued at amortized cost, unless the Board determines that such valuation does not constitute fair value.

     Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Temporary cash investments with maturity of 60 days or less are valued at amortized cost. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange-traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. The prevailing currency exchange rate shall be determined within one hour of when the most recently available exchange rate information has been received based on information obtained from a bank or banks.

     Securities that are primarily traded on foreign securities exchanges generally are valued at the last sale price on the exchange on which they are primarily traded. Foreign securities that are primarily traded on the foreign over-the-counter market are generally valued at the last sale quotation, if market quotations are available, or the last reported bid price if there is no active trading in a particular security on a given day. However, if intervening events result in market volatility that significantly affects the value of any such foreign securities after the close of trading on the relevant foreign market, but before the Trust values its Shares on any particular day on which the Trust is required to value its Shares, the Trust may, but is not required to, determine the value of such securities at "fair value," as determined in good faith by or under the direction of the Board of Trustees.

     Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. In addition, to the extent that the Trust values its foreign securities (other than ADR's and ADS's) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the Trust's net asset value may not take place contemporaneously with the valuation of foreign securities held by the Trust.

     The value of any security or other asset for which market quotations are not readily available shall be determined in a manner that most fairly reflects the security's (or asset's) "fair value,"

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which is the amount that the Trust might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (1) the type of the security; (2) the size of the holding (including percent of outstanding securities of issuer held by the Trust); (3) the initial cost of the security; (4) the existence of any contractual restrictions on the security's disposition and the time to freedom from such restrictions; (5) the price and extent of public trading in similar securities of the issuer or of comparable companies; (6) quotations or prices from broker-dealers and/or pricing services; (7) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (8) an analysis of the company's financial statements; (9) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security); and (10) the price of securities in a subsequent round of financing of an issuer in an arm's-length transaction, if the round includes a new third party investor.

     Sometime a "significant valuation event" may cause the market value of a security to differ from the fair market value of that security. A "significant valuation event" is an event that causes or is likely to cause a market quotation to be unavailable or unreliable, and may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; market disruptions or closings caused by human error, equipment failures, natural disasters, armed conflicts, acts of God, governmental actions or other developments, as well as the same or similar events which may affect specific issues or the securities markets even though not tied directly to the securities markets. A significant valuation event occurring after the close of trading but before the time of valuation may mean that the closing price for the security does not constitute a readily available market quotation. If a significant valuation event has occurred, the security will be valued at fair value as determined in good faith by the Board in accordance with the procedures hereinafter described. Such valuations and procedures will be reviewed periodically by the Board.

     The fair value of investments for which no market exists can not be precisely determined. With respect to securities of a company in its early stage of development, valuation will typically be based upon the original cost to the Trust. This methodology will typically be used until significant developments affecting the portfolio company provide a basis for a change in valuation. The status of portfolio companies is monitored for progress against plan, advancement of the stage of product development, and other factors. When revenues and earnings are present they are monitored. Valuation changes are event driven. When an appropriate event occurs (e.g., the completion of a third party transaction or a significant change in business model) valuation is changed accordingly. In addition the Trust will typically base changes in valuation on actual transactions or on actual firm offers by sophisticated independent investors unaffiliated with the Adviser. Legal or contractual restrictions on the sale of portfolio securities by the Trust will be considered in the valuation of such securities.

     Other assets, which include cash, prepaid and accrued items, accounts receivable and income on investments and from the sale of portfolio securities, are carried in accordance with generally accepted accounting principles, as are all liabilities. Liabilities primarily include accrued expenses, sums owed for securities purchased and dividends payable.

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                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. In executing transactions for the portfolio and selecting brokers or dealers (which brokers or dealers may include any affiliate of the Investment Adviser to the extent permitted by the Investment Company
Act), the Investment Adviser will use its best efforts to obtain the best price and execution for the Trust. In assessing the best price and execution available for any portfolio transaction, the Investment Adviser will consider all factors it deems relevant including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities. The Investment Adviser may cause the Trust to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Investment Adviser to the Trust. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Investment Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trust and/or other accounts over which the Investment Adviser exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. It is further understood that such services may be useful to the Investment Adviser in connection with its services to other clients. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust will not necessarily pay the lowest commission available.

     The Trust has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokers who provide supplemental research, market and statistical information to the Investment Adviser may receive orders for transactions by the Trust. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of purchasing or selling securities and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser in providing services to clients other than the Trust, and not all such information may be used by the Investment Adviser in connection with the Trust. Conversely, such information provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser in the future may effect securities transactions may be useful to the Investment Adviser in providing services to the Trust. To the extent the Investment Adviser receives valuable research, market and statistical information from a broker-dealer, the Investment Adviser intends to direct orders for Trust transactions to that broker-dealer, subject to the foregoing policies, regulatory constraints and the ability of broker dealers to provide competitive prices and commission rates.

     The Investment Company Act restricts transactions involving the Trust and its "affiliates," including among others, the Trust's Trustees, officers and employees, the Investment Adviser and any "affiliates" of such affiliates. Subject to any such restrictions, investment companies advised by the Investment Adviser may concurrently invest with the Trust in Restricted Securities, and the Trust may also invest in companies in which directors of the Investment Adviser or Trustees of the Trust have invested or for which they serve as directors or executive officers. A substantial portion of the securities in which the Trust may invest are traded in the over-the-counter markets, and the Trust intends to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust are generally prohibited from dealing as principal with the Trust in the purchase and sale of securities. Under certain circumstances, affiliated persons of the Trust are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis.

     It is likely that, subject to applicable law, the Trust may invest in securities concurrently being purchased by other investment companies advised by the Investment Adviser. Such purchases would be made on terms no less favorable than those under which such investment companies would be acquiring the securities. In the case of concurrent purchases by the Trust and another investment company or companies managed by the Investment Adviser, such purchases would be made where the Investment Adviser has made an independent decision on behalf of the Trust and such other company that the purchase is appropriate in light of the investment objectives, policies, restrictions, current holdings, available cash and portfolio structure of and other factors affecting each. Such investments will be allocated among clients in a manner believed by the Investment Adviser to be equitable to each. The Trust may also from time to time invest in securities of companies in which affiliated persons of the Trust have invested, subject to the provisions of the Investment Company Act and the rules and regulations promulgated thereunder.

     The Trust's portfolio transactions in Restricted Securities are generally subject to Rule 144 under the Securities Act. In general, under Rule 144 as currently in effect, if the Trust has beneficially owned Restricted Securities of a publicly held issuer for more than one but less than two years, it will be entitled to sell in any three-month period that number of such securities that will not exceed the greater of 1% of the then outstanding securities of that class or the average weekly trading volume in securities of that class in any national securities exchange and/or in the over-the-counter market during the four calendar weeks immediately preceding the date on which notice of the sale is filed with the Commission. These volume limitations also apply to sales by the Trust of the securities of any issuer as to which it is deemed an affiliate, regardless of whether securities of such issuer are publicly traded. The above-described sales under Rule 144 are subject to certain requirements relating to manner of sale, notice and availability of current public information about the issuer. If the Trust is not deemed to have been an affiliate of the issuer at any time during the 90 days immediately preceding the sale and has beneficially owned Restricted Securities for at least two years, it is entitled to sell such securities under Rule 144(k) without regard to whether the issuer is publicly-held or to the volume limitations or other requirements described above. When Restricted Securities are sold to the public other than pursuant to Rule 144 or 144A, the Trust may be deemed an "underwriter" with respect thereto for purposes of the Securities Act and subject to liability as such thereunder.

     On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

     Allocation of transactions, including their frequency, to various broker-dealers is determined by the Investment Adviser with respect to the Trust, based on their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Certain investments may be appropriate for the Trust and also for other clients advised by the Investment Adviser. Investment decisions for the Trust and for other investment accounts managed by the Investment Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Trust and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Investment Adviser believes to be equitable to each such account. Although the Investment Adviser seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Trust or the size of the position obtained or sold by the Trust. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchase for the Trust with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

     For the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001, $321,075, $77,202 and $0, respectively, of brokerage commissions were paid by the Trust.

     For a description of the Trust's portfolio turnover policies and the portfolio turnover rates for the last two fiscal years, see "Portfolio Transactions and Brokerage" in the Trust's Prospectus.

                           DIVIDEND REINVESTMENT PLAN

     Each Shareholder holding Shares of the Trust will automatically be a participant in the Trust's Dividend Reinvestment Plan (the "Plan"), unless the Shareholder elects not to participate in the Plan. Under the Plan, whenever the Trust declares a distribution of dividends and capital gains payable in Shares or cash, the distribution of dividends and capital gains will be automatically reinvested by EquiServe Trust Company (the "Plan Agent"), in whole or fractional Shares of the Trust, as the case may be, for the accounts of the participating Shareholders. Shareholders who specifically elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check in U.S. dollars mailed directly to the Shareholders (or if the Shares are held in street or other nominee name, then to the nominee) by the Dividend Disbursing Agent. Shareholders may receive more detailed information regarding the Plan from the Plan Agent.

     The Plan Agent serves as agent for the Shareholders in administering the Plan. Participants in the Plan will receive Shares valued on the valuation date, generally at the lower of market price or NAV, except as specified below. The valuation date will be the dividend or distribution payment date or a date determined by the Board of Trustees. Whenever the market price per Share is equal to or exceeds NAV on the valuation date, participants will be issued Shares at the greater of (1) NAV or (2) 95% of the then-current market price of the Shares. If the NAV on the valuation date exceeds the market price of the Shares at that time, participants will receive Shares from the Trust valued at the market price. The market price of the Shares on a particular date shall be the last sales price on the NYSE on that date or, if no sale occurred on the NYSE on that date, then the mean between the closing bid and asked quotations for the Shares on the NYSE on such date; and NAV per Share on a particular date shall be as determined by or on behalf of the Trust.

     Each Shareholder may terminate his or her account under the Plan, or may withdraw from the Plan upon written notice to the Plan Agent at the address shown below received at least ten days prior to the record date for a dividend or distribution, which notice will be effective for that and all subsequent dividends or distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account. There is no penalty for non-participation in or withdrawal from the Plan. Shareholders who have withdrawn from the Plan may rejoin it at any time by notifying the Plan Agent by telephone and furnishing to the Plan Agent an authorization in the required form upon request.

     The Plan Agent maintains each Shareholder's account in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each Shareholder's proxy will include those shares issued pursuant to the Plan.

     In the case of Shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholder as representing the total amount registered in the Shareholder's name and held for the account of beneficial owners who are participants in the Plan. Brokers and nominees of banks and financial institutions are advised to contact the Plan Agent to determine whether the beneficial owners of Shares held in their names may participate in the Plan.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal or other income tax that may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the terms and conditions of the Plan may be amended or supplemented by the Plan Agent or the Trust at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Commission or any other regulatory authority, only by mailing to the Shareholders appropriate written notice at least 90 days prior to the effective date thereof. All correspondence concerning the Plan should be directed to the Plan Agent, EquiServe Trust Company at P.O. Box

43010, Providence, RI 02940-3010. Shareholders may also contact the Plan Agent toll-free by telephone at (800) 426-5523.

                                   TAX MATTERS

     The following is only a summary of certain U.S. federal income tax considerations generally affecting the Trust and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Trust.

TAXATION OF THE TRUST

     The Trust intends to qualify and elect to be treated each taxable year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The principal federal income tax benefits of qualifying as a regulated investment company ("RIC"), as compared to an ordinary taxable corporation, are that a RIC generally is not itself subject to federal income tax on ordinary investment income and net capital gains that are currently distributed to its shareholders, and that the character of long-term capital gains which are recognized and properly designated by a RIC flows through to its shareholders, who receive (or are deemed to receive) distributions of such income. However, the Trust would be subject to corporate income tax (currently at a maximum marginal rate of 35%) on any undistributed income.

     To qualify as a RIC, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the market value of the Trust's assets is represented by cash and cash items, U.S. Government Securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Trust's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other RICs); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a RIC's business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

     If for any taxable year the Trust were to fail to qualify as a RIC, all of the Trust's taxable income would be subject to federal income tax at the rates applicable to corporations (with no deduction for distributions to Shareholders), and Trust distributions would be taxable to Shareholders as dividends to the extent of the Trust's earnings and profits.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the excise tax, the Trust must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Trust intends to make its distributions in accordance with the calendar year distribution requirement. A dividend will be treated as paid on December 31 of the calendar year if it is declared by the Trust in October, November or December of the year, payable to shareholders of record on a date in such a month and paid by the Trust during January of the following year. Such dividends will be taxable to shareholders as of December 31 of the calendar year in which the dividends are declared, rather than during the calendar year in which the dividends are received. If the Trust elects to retain net capital gains and treat such gains as having been distributed, all or a portion of such gains may not be treated as having been timely distributed for purposes of satisfying the excise tax calendar year distribution requirement.

DISTRIBUTIONS

     Dividends paid from investment company taxable income generally will be taxable to shareholders as ordinary income whether paid in cash or reinvested in the Trust's Shares. The Trust intends to distribute to its shareholders substantially all of its investment company taxable income, if any, for each year. It is anticipated that the Trust's income distributions will be paid annually in additional Shares unless the shareholder elects payment in cash.

     A portion of the dividends paid by the Trust may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Trust distribution is treated as qualified dividend income to the extent that the Trust receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Trust distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

     Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses ("net capital gains") designated by the Trust as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Trust's Shares, regardless of how long the shareholders have held the Trust's Shares, and will not be eligible for the dividends received deduction for corporations. The Trust may elect to retain net capital gains. In such event, the Trust will be required to pay federal income taxes on the undistributed net capital gains, but intends to elect to treat such capital gains as having been distributed to shareholders. As a result, such amounts will be included in the gross income of the shareholders as long-term capital gains and shareholders will be able to claim their proportionate share of federal income taxes paid by the Trust on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their Shares of the Trust by an amount equal to 65% of the amount of the undistributed capital gains included in their gross income. Organizations or persons not subject to federal income tax on such capital gains (such as, generally, qualified pension and profit-sharing funds, including Individual Retirement Accounts and Keogh plans, and certain trusts, nonresident aliens and foreign corporations) will be entitled to a refund of their pro rata share of such taxes paid by the Trust upon filing appropriate returns or claims for refund with the Internal Revenue Service ("IRS"). Even if the Trust makes such an election, it is possible that the Trust may incur an excise tax as a result of not having distributed sufficient net capital gains.

     A distribution of an amount in excess of the Trust's current and accumulated earnings and profits will be treated by a Shareholder as a return of capital which is applied against and reduces the Shareholder's basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her Shares, the excess will be treated by the Shareholder as gain from a sale or exchange of the Shares.

     If the value of the Trust's Shares is reduced below a Shareholder's cost as a result of a distribution of investment company taxable income or net capital gains by the Trust, such distribution will be taxable to the shareholder. The price of Shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution of investment company taxable income or net capital gains will receive a distribution which will nevertheless be taxable to them.

     Dividends (not including capital gain dividends) received by corporate shareholders from the Trust qualify for the dividends received deduction for corporate shareholders to the extent the Trust designates the amount distributed as eligible for the deduction. The aggregate amount designated by the Trust cannot exceed the aggregate amount of dividends received by the Trust from domestic corporations for the taxable year, and the designation of dividend income must generally be the same for all Shares. Thus, unless 100% of the Trust's gross income constitutes qualified dividends, a portion of the dividends paid to corporate shareholders will not qualify for the dividends received deduction. The dividends received deduction for corporate shareholders may be further reduced if the Shares with respect to which dividends are received are treated as debt-financed or if either those Shares or the Shares of the Trust are deemed to have been held by the Trust or its shareholders, respectively, for less than 46 days.

     In addition to furnishing any other required tax statements, the Trust intends to send not later than 60 days after September 30 (the end of the tax and fiscal year of the Trust) written notices to shareholders regarding the tax status of all distributions made during such taxable year, the amount qualifying for the dividends received deduction for corporations and the amount of undistributed net capital gains and related tax credits.

SALE OF SHARES

     Generally, gain or loss realized upon the sale or exchange of Shares will be capital gain or loss if the Shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the Shares. Investors should be aware that any loss realized upon the sale or exchange of Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gain to the shareholder with respect to such Shares. In addition, any loss realized on a sale or exchange of Shares will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to the Plan. In such case, the basis of Shares acquired will be adjusted to reflect the disallowed loss.

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     The Trust may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Trust receives a so-called "excess distribution" with respect to PFIC stock, the Trust itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Trust to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Trust held the PFIC shares. The Trust itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Trust taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Gain from the sale of PFIC shares is treated in the same manner as an excess distribution. Excess distributions and gain from the sale of PFIC shares are characterized as ordinary income even though, absent application of the PFIC rules, such gains and certain excess distributions might have been classified as capital gain.

     The Trust may elect to mark to market any PFIC shares in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election relates, the Trust would report as ordinary income the amount by which the fair market value of the PFIC stock exceeds the Trust's adjusted basis in the stock. Any mark-to-market losses and any loss from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a Trust-level tax when distributed to shareholders as a dividend. Alternatively, the Trust may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs in lieu of being taxed in the manner described above.

CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES

     Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Trust accrues receivables or liabilities denominated in a foreign currency and the time the Trust actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of foreign currency or debt securities denominated in a foreign currency and on disposition of certain futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the currency, security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Trust's investment company taxable income to be distributed to its Shareholders as ordinary income.

HEDGING TRANSACTIONS

     Certain futures and foreign currency contracts in which the Trust may invest are "section 1256 contracts." While gains or losses on section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses, certain foreign currency futures and foreign currency contracts may give rise to ordinary income or loss, as described above. Also, section 1256 contracts held by the Trust at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

                                       31
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     Generally, the hedging transactions undertaken by the Trust may result in
"straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Trust. In addition, losses realized by the Trust on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Trust of engaging in hedging transactions are not entirely clear.

     The Trust may make one or more of the elections available under the Code which are applicable to straddles. If the Trust makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Notwithstanding any of the foregoing, the Trust may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Trust enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed before the end of the thirtieth day after the close of the taxable year, if certain conditions are met.

FOREIGN WITHHOLDING TAXES

     Income received by the Trust from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50% of the value of the Trust's total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that the Trust will be eligible to elect to "pass-through" to the Trust's shareholders the amount of foreign income and similar taxes paid by the Trust. In the absence of such an election, the foreign taxes paid by the Trust will reduce its investment company taxable income, and distributions of investment company taxable income received by the Trust from non-U.S. sources will be treated as U.S. source income.

BACKUP WITHHOLDING

     The Trust may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Certain persons are exempt from the backup withholding requirements. Questions relating to backup withholding should be directed to your tax adviser.

FOREIGN SHAREHOLDERS

     U.S. taxation of a shareholder who, as to the U.S., is a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends

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on whether the income from the Trust is "effectively connected" with a U.S.
trade or business carried on by such shareholder.

     INCOME NOT EFFECTIVELY CONNECTED. If the income from the Trust is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

     Distributions of capital gain dividends and amounts retained by the Trust which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a non-resident alien individual and is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the U.S. for more than the 182-day period only applies in exceptional cases, because any individual present in the U.S. for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a non-resident alien individual, the Trust may be required to withhold U.S. federal income tax at a rate of 28% of distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding" above. If a foreign shareholder is a non-resident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's Shares of the Trust in the U.S. will ordinarily be exempt from U.S. tax unless such shareholder is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements.

     INCOME EFFECTIVELY CONNECTED. If the income from the Trust is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, amounts retained by the Trust which are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Trust will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such foreign shareholders that are corporations may also be subject to the branch profits tax imposed by the Code.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

OTHER TAXES

     Distributions may also be subject to state, local and foreign taxes and/or the alternative minimum tax depending on each Shareholder's particular situation. Shareholders should consult their own tax advisers with respect to their particular situation.

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                          CUSTODIAN AND TRANSFER AGENT,
                     DIVIDEND DISBURSING AGENT AND REGISTRAR

     The Trust's securities and cash are held under a custodian contract by State Street Bank and Trust Company (the "Custodian"), whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110. Rules adopted under the Investment Company Act permit the Trust to maintain its securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those Rules, the Trust's portfolio of securities and cash, when invested in Foreign Securities, will be held by sub-custodians who have been approved by the Board in accordance with the rules and regulations of the Commission following consideration of a number of factors, including, but not limited to, the relationship of the institution with the Custodian, the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Trust, the reputation of the institution in its national market, the political and economic stability of the countries in which the sub-custodians will be located and the risks of potential nationalization or expropriation of Trust assets. The Custodian also performs certain accounting related functions for the Trust, including calculation of NAV and net income.

     EquiServe, Inc. serves as Dividend Disbursing Agent. EquiServe Trust Company, a fully owned subsidiary of EquiServe, Inc., serves as (1) the Plan Agent for the Trust's Dividend Reinvestment Plan, (2) the Transfer Agent and Registrar for Shares of the Trust and (3) the Subscription Agent in connection with the Offer. EquiServe, Inc. and EquiServe Trust Company have their principal business at 150 Royall Street, Canton, MA 02021.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP serves as the Trust's independent accountants. The principal place of business of PricewaterhouseCoopers LLP is located at 125 High Street, Boston, MA 02110. The audit and non-audit services they provide include examination of the financial statements of the Trust, services relating to filings by the Trust with the SEC and consultation on matters related to the preparation and filing of tax returns.

     The Trust's financial statements and financial highlights for the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001 have been audited by PricewaterhouseCoopers LLP, independent accountants. The information included in the Trust's financial statements for the fiscal years ended September 30, 2000 and September 30, 1999 has been audited by Arthur Andersen LLP, the Trust's previous independent accountants. Arthur Andersen LLP's reports expressed an unqualified opinion on those financial statements and financial highlights. Arthur Andersen LLP ceased operations in 2002. The report of PricewaterhouseCoopers LLP, together with the financial statements of the Trust, are included in the Trust's September 30, 2003 Annual Report and are included in the Prospectus.

     Any statement contained in the Trust's annual report that is included in the Prospectus shall be deemed modified or superceded for purposes of the Prospectus and this SAI to the extent a statement contained in the Prospectus or this SAI varies from such statement. Any such statement so modified or superceded shall not, except as modified or superceded, be deemed to constitute a part of the Prospectus or this SAI.

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

     It is expected that the unaudited financial statements included in the Trust's Semi-Annual Report to Shareholders for the six months ended March 31, 2004 will be mailed to Shareholders and available on the Trust's website (www.hqcm.com) on or around June 1, 2004.

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                                                                      APPENDIX A

                      PROXY VOTING POLICIES AND PROCEDURES

                    HAMBRECHT & QUIST CAPITAL MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES
                                   April, 2003

The following are the policies and procedures adopted and implemented by Hambrecht & Quist Capital Mangement LLC (the "Adviser") for voting proxies with respect to portfolio securities held by H&Q Healthcare Investors and H&Q Life Sciences Investors (each a "Fund" and collectively the "Funds"). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds' shareholders, in accordance with the Adviser's fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Investment Advisers Act"). The Adviser considers the "best interests" of the Funds and their shareholders to mean their best long-term economic interests.

I.   General Statement of Policies and Procedures.

The Adviser shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to the Adviser's performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

II.  Responsibility and Oversight.

A proxy committee is hereby designated and shall be responsible for administering and overseeing the proxy voting process. The committee shall consist of the President of the Adviser, the Treasurer of the Adviser, and the analyst responsible for oversight of the company which is the subject of the proxy.

III. Proxy Voting Procedures.

     A. Logistics. The Treasurer shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

     1.   the name of the issuer;

     2.   the exchange ticker symbol, if available;

     3.   the CUSIP number, if available;

     4.   the shareholder meeting date;

     5.   a brief identification of the matter voted on;

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

     6.   whether the matter was proposed by the issuer or a security holder;

     7.   whether the Adviser cast its vote on the matter;

     8. how the Adviser cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

     9.   whether the Adviser cast its vote for or against management.

B.   Substantive Voting Decisions.

The Adviser's substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and the Adviser's standard considerations when determining how to vote such proxies.

     1. ROUTINE MATTERS/CORPORATE ADMINISTRATIVE ITEMS. After an initial review, the Adviser generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

     2. POTENTIAL FOR MAJOR ECONOMIC IMPACT. The Adviser reviews and analyzes on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

     3. CORPORATE GOVERNANCE. The Adviser reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

     4. SPECIAL INTEREST ISSUES. The Adviser considers: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of the Adviser to vote proxies for the greatest long-term shareholder value.

     5.   LIMITATIONS ON DIRECTOR TENURE AND RETIREMENT. The Adviser considers:
          (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board's stability and continuity.

     6. DIRECTORS' MINIMUM STOCK OWNERSHIP. The Adviser considers: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

     7.   D&O INDEMNIFICATION AND LIABILITY PROTECTION. The Adviser considers:
          (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

     8.   DIRECTOR NOMINATIONS IN CONTESTED ELECTIONS. The Adviser considers:
          (i) long-term financial performance of the issuer relative to its industry; (ii) management's track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

     9. CUMULATIVE VOTING. The Adviser considers: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

     10.  CLASSIFIED BOARDS. The Adviser considers: (i) providing continuity;
          (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

     11. POISON PILLS. The Adviser considers: (i) the Adviser's position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

     12. FAIR PRICE PROVISIONS. The Adviser considers: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     13. EQUAL ACCESS. The Adviser considers: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

     14. CHARITABLE CONTRIBUTIONS. The Adviser considers: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer's resources from more direct uses of increasing shareholder value; and
          (iii) the responsibility of shareholders to make individual contributions.

     15. STOCK AUTHORIZATIONS: The Adviser considers: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

     16. PREFERRED STOCK. The Adviser considers: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii)

                                       38
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          whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and
          (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     17. DIRECTOR COMPENSATION. The Adviser considers: (i) whether director shares are at the same market risk as those of the shareholders; and
          (ii) how option programs for outside directors compare with the standards of internal programs.

     18. GOLDEN AND TIN PARACHUTES. The Adviser considers: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

IV.  Limitations.

The Adviser may abstain from voting a proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. The Adviser may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings.

V.   Conflicts of Interest.

Where conflicts of interest arise between clients and the Adviser which cannot be fully addressed by the process outlined above, the Adviser may convene an ad-hoc committee which will meet to debate the conflict and to give a ruling on a preferred course of action. The ad-hoc committee will be charged with resolving the issue in a manner which will be in the best interests of the Funds and their shareholders.

Alternatively, the Adviser may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that the Adviser may use to assist in voting proxies.

VI.  Disclosure.

The following disclosure shall be provided in connection with these policies and procedures:

     1. The Adviser shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

     2. The Adviser shall make available to the Funds its proxy voting records, for inclusion on the Funds' Form N-PX.

     3. The Adviser shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

     4. The Adviser shall cause the Funds' shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-

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          free number; (ii) on the Funds' website, (if the Funds choose); and
          (iii) on the SEC's website.

     5. The Adviser shall cause the Funds' annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds' website, or both; and (ii) on the SEC's website.

VII. Recordkeeping.

The Adviser shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser's decision on how to vote the proxy. The Adviser shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser's written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by the Adviser. All such records shall be maintained for a period of five years in an easily accessible place, the first two year in the offices of the Adviser.

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                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1.       Financial Statements:

         (i)       Report of Independent Public Accountants dated November 25,
                   2003.

         (ii)      Schedule of Investments as of September 30, 2003.

         (iii)     Statement of Assets and Liabilities as of September 30,
                   2003.

         (iv)      Statement of Operations as of September 30, 2003.

         (v)       Statement of Cash Flows as of September 30, 2003.

         (vi)      Statement of Changes in Net Assets as of September 30, 2003.

All other financial statements, schedules and historical financial information have been omitted as the subject matter is not required, not present, or not present in amounts sufficient to require submission.

2.       Exhibits:

         a.  (i)   Amended and Restated Declaration of Trust of the Registrant,
             dated as of April 21, 1987, is incorporated by reference to Exhibit
             (a) to Registrant's registration statement on Form N-2 (File No. 333-19247), filed January 3, 1997.

             (ii) Amendment Relating to Notice of Change of Trustee, dated June 2, 2003, is filed herewith.

         b.  By-Laws of the Registrant are incorporated by reference to Exhibit
             (b) to Registrant's registration statement on Form N-2 (File No. 333-19247), filed January 3, 1997.

         c.  Not Applicable.

         d.  (i)   Specimen certificate for Shares of Beneficial Interest to be filed by pre-effective amendment.

             (ii) Form of Notice of Guaranteed Delivery to be filed by pre-effective amendment.

             (iii) Form of Exercise Form to be filed by pre-effective amendment.

             (iv) Form of Beneficial Owner Certification to be filed by pre-effective amendment.

         e. Dividend Reinvestment Plan of the Registrant dated May 1995 is incorporated by reference to Exhibit (e) to Registrant's registration statement on Form N-2 (File No. 333-19247), filed January 3, 1997.

         f.  Not Applicable.

         g. Investment Advisory Agreement, dated as of July 1, 2002, between the Registrant and Hambrecht & Quist Capital Management, LLC is filed herewith.

         h.  Not Applicable.

         i.  Not Applicable.

         j.  (i)   Custodian Contract, dated April 21, 1987, between the
             Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (j) to Pre-Effective Amendment No. 1 to Registrant's registration statement on Form N-2 (File No. 333-19247), filed February 7, 1997.

             (ii) Amendment to Custodian Contract, dated July 21, 1989, between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (j) to Pre-Effective Amendment No. 1 to Registrant's registration statement on Form N-2 (File No. 333-19247), filed February 7, 1997.

         k.  (i)   Transfer Agency and Service Agreement, dated as of March 1,
             2003, among the Registrant, H&Q Life Sciences Investors, EquiServe, Inc. and EquiServe Trust Company, N.A. is filed herewith.

             (ii) Information Agent Agreement, dated as of ________, 2004, between the Registrant and The Altman Group to be filed by pre-effective amendment.

             (iii) Subscription Agent Agreement, dated as of __________, 2004, among the Registrant, EquiServe Trust Company, N.A. and EquiServe Inc. to be filed by pre-effective amendment.

         l. Opinion and Consent of Dechert LLP to be filed by pre-effective amendment.

         m.  Not Applicable.

         n.  Consent of PricewaterhouseCoopers LLP is filed herewith.

         o.  Not Applicable.

         p.  Not Applicable.

         q.  Not Applicable.

         r. Code of Ethics of Registrant and its Investment Adviser is filed herewith.

         s.  Powers of Attorney are filed herewith.

Item 25. Marketing Arrangements.

         Not Applicable.

Item 26. Other Expenses of Issuance and Distribution.

         The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration
Statement:

           Registration fees                                              $  13,500
           New York Stock Exchange listing fees                           $  50,000
           Printing                                                       $  65,000
           Fees and expenses of qualification under state securities      $   5,000
           laws (including fees of counsel)
           Accounting fees and expenses                                   $   6,000
           Legal fees and expenses                                        $ 168,000
           Information Agent Fees                                         $   7,500
           Subscription Agent Fees                                        $  20,000
           Marketing Costs                                                $  25,000
           Miscellaneous                                                  $  25,000
           TOTAL                                                          $ 390,000

Item 27. Persons Controlled by or under Common Control with Registrant.

         Not Applicable.

Item 28. Number of Holders of Securities.

         As of March 31, 2004, the number of record holders of each class of securities of Registrant was as follows:

                                                             Number of Record
           Title of Class                                         Holders
           Shares of beneficial interest, $.01 par value          575

Item 29. Indemnification.

         Under Article V of the Registrant's Amended and Restated Declaration of Trust dated April 21, 1987, any past or present Trustee or officer of Registrant will be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by reason of his being or having been a Trustee or officer of Registrant, and against amounts paid and incurred by him in the settlement thereof. This provision does not authorize indemnification when it is determined, in the manner specified in the Amended and Restated Declaration of Trust, that the Trustee or officer would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses of a Trustee or officer may be paid by Registrant in advance of the final disposition of any claim, action, suit or proceeding upon receipt of an undertaking by the Trustee or officer to repay the expenses to Registrant in the event that it is ultimately determined that indemnification of the Trustee or officer is not authorized under the Amended and Restated Declaration of Trust.

         The Registrant will purchase insurance insuring its Trustees and officers against certain liabilities incurred in their capacity as such, and insuring the Registrant against any payments which it is obligated to make to such persons under the foregoing indemnification provisions.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Under the Investment Advisory Agreement between the Registrant and Hambrecht & Quist Capital Management, LLC (the "Investment Adviser") dated July 1, 2002, the Registrant has agreed to certain limitations on the liability of the Investment Adviser and has agreed to provide certain indemnification. Section 9 of the Investment Advisory Agreement provides as follows:

     The Investment Adviser shall not be held responsible for any loss incurred by any act or omission of any broker. The Investment Adviser also shall not be liable to the Fund or to any shareholder of the Fund for any error or judgment or for any loss suffered by the Fund in connection with rendering services hereunder except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the [Investment Company Act of 1940]) or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties hereunder. Subject to the foregoing, the Fund also shall indemnify the Investment Adviser, and any officer, director and employee thereof to the maximum extent permitted by Article V of the Fund's Declaration of Trust.

Item 30. Business and Other Connections of Investment Adviser.

         Hambrecht & Quist Capital Management LLC was organized in June 2002 for the purpose of providing investment advisory services to H&Q Healthcare Investors and H&Q Life Sciences Investors (File Nos. 811-04889 and 811-06565). Reference is made to "Trustees and Officers" in the Statement of Additional Information and to Schedule A of Part I of Form ADV, Uniform Application for Investment Adviser Registration, as amended from time to time, (File No. 801-61018) filed with the Commission for information concerning the business and other connections of Daniel R. Omstead, Eng.ScD., Trustee and President of the Trust and President and CEO of the Investment Adviser.

Item 31. Location of Accounts and Records.

Records are located at:

         1.       Hambrecht & Quist Capital Management, LLC
                  30 Rowes Wharf, Fourth Floor
                  Boston, MA 02110-3328

             (Registrant's corporate records and records relating to its function as Investment Adviser to Registrant)

         2.       State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, MA 02101

             (Records relating to its function as Custodian to Registrant; and most of Registrant's accounting and all records relating to its function as Registrant's accounting agent)

         3.       EquiServe Trust Company, N.A.
                  150 Royall Street
                  Canton, MA  02021

             (Records relating to its function as Registrar and Transfer Agent to Registrant)

         4.       EquiServe, Inc.
                  150 Royall Street
                  Canton, MA  02021

             (Records relating to its function as Dividend Disbursing Agent to Registrant)

Item 32. Management Service.

         Not Applicable.

Item 33. Undertakings.

         1. Registrant hereby undertakes to suspend offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in such prospectus.

         2.  Not Applicable.

         3.  Not Applicable.

         4.  Not Applicable.

         5. (a) For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and (b) Registrant hereby undertakes that for the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 8th day of April, 2004.

                            H&Q HEALTHCARE INVESTORS


                            By:/s/ Daniel R. Omstead
                               ------------------------------
                                      President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                                     Title                           Date
---------                                     -----                           ----
/s/ Kimberley L. Carroll                      Treasurer and Chief             April 8, 2004
-------------------------------------         Financial Officer
Kimberley L. Carroll


                *                             Trustee                         April 8, 2004
-------------------------------------
Lawrence S. Lewin


                *                             Trustee                         April 8, 2004
-------------------------------------
Robert P. Mack


                *                             Trustee                         April 8, 2004
-------------------------------------
Eric Oddleifson


/s/ Daniel R. Omstead                         Trustee and                     April 8, 2004
-------------------------------------         President
Daniel R. Omstead


                *                             Trustee                         April 8, 2004
-------------------------------------
Oleg M. Pohotsky


                *                             Trustee                         April 8, 2004
-------------------------------------
Uwe E. Reinhardt


                *                             Trustee                         April 8, 2004
-------------------------------------
Henri A. Termeer


*By:           /s/ Daniel R. Omstead
     ------------------------------------------
               Daniel R. Omstead
               as attorney-in-fact

                                  EXHIBIT LIST

         a. (ii) Amendment Relating to Notice of Change of Trustee, dated June 2, 2003

         g. Investment Advisory Agreement, dated as of July 1, 2002, between the Registrant and Hambrecht & Quist Capital Management, LLC

         k. (i) Transfer Agency and Service Agreement, dated as of March 1, 2003, among the Registrant, H&Q Life Sciences Investors, EquiServe, Inc. and EquiServe Trust Company, N.A.

         n.       Consent of PricewaterhouseCoopers LLP

         r.       Code of Ethics of Registrant and its Investment Adviser

         s.       Powers of Attorney